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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices)          (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS

ANNUAL REPORT

OCTOBER 31, 2020

Table of Contents

The Alger Funds

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	19

Portfolio Summary (Unaudited)	41

Schedules of Investments	43

Statements of Assets and Liabilities	80

Statements of Operations	92

Statements of Changes in Net Assets	98

Financial Highlights	109

Notes to Financial Statements	147

Report of Independent Registered Public Accounting Firm	193

Additional Information (Unaudited)	195

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary, contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary, contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or your financial intermediary.

Shareholders’ Letter (Unaudited)	October 31, 2020

Dear Shareholders,

The New Normal Provides Reason for Optimism

As I write this letter, we are experiencing some of the most significant events in our country in many years, with voters preparing to cast ballots for the 46th presidential term in an election that is expected to have more participation than any in our history. At the same time, work to create Covid-19 vaccines is advancing quickly. This past year has been tremendously challenging for us all. The Covid-19 pandemic continues to spread across the U.S. and the world; the economic challenges and losses it has created will haunt many for years to come—even as we hopefully begin to see the end of the pandemic itself as public vaccination programs are expected to ramp up in 2021. During the past 12 months, our healthcare system was challenged by the Covid-19 pandemic while at the same time social justice issues became front and center in America. These issues are daunting and Alger has responded by supporting several causes related to social justice organizations and frontline healthcare workers.

I am proud to say our employees quickly adjusted to a remote work environment and achieved notable and attractive investment performance. As sobering as the past months have been, we remain hopeful for our future, notwithstanding the challenges that lie ahead.

We believe the following points are essential:

•	Investors may want to consider seeking companies that are benefiting from dramatic changes occurring throughout the economy, including innovation, rather than align portfolios based on the outcome of elections.

•	A “New Normal” may continue after the pandemic, which has dramatically accelerated the speed at which digitization and other forms of innovation are occurring in our personal lives and the business world.

•	The rapid transformation occurring across industries, we believe, will continue after the pandemic and potentially create attractive opportunities for well-managed, innovative companies to reward investors by generating strong earnings growth with new products that disrupt entire industries.

A Challenging Time

For the year ended October 31, 2020, the S&P 500 Index generated a 9.71% return. Corporate fundamentals initially supported investor sentiment, and from November 1, 2019 to the middle of February 2020, the S&P 500 Index climbed 12.18%. The spread of the novel coronavirus across the globe, however, caused investor sentiment to plummet and from the February 19 historical market peak to March 23, the S&P 500 Index dropped 33.79% as investors grew increasingly concerned that efforts to slow the growth of the virus, such as stay-at-home orders and economic shutdowns, would trigger a global recession.

Sentiment quickly reversed when the Federal Reserve (the Fed) responded aggressively with two rate cuts totaling 150 basis points, bringing the fed funds target rate to 0.0% - 0.25%. The Fed also unveiled a round of quantitative easing while U.S. legislators began creating programs initially valued at more than $2 trillion to support businesses, increase unemployment benefits and provide one-time payments to certain individuals. Optimism about these stimulus efforts caused equities to reverse course and from late March until early September, the S&P 500 Index climbed more than 50%, even though fears of a recession were eventually realized when the U.S. reported that second quarter gross domestic product (GDP) contracted at an annual rate of 31.4%. Yet, other economic data supported optimistic sentiment. After peaking in May at approximately 25 million, U.S. continuing unemployment claims decreased while monthly retail sales (ex. food services) strengthened in June, July and August. Housing starts and the median sale price for existing homes also strengthened. Investors also remained optimistic that reopening the economy would support renewed GDP growth and a potential second wave of the coronavirus wouldn’t require extensive shutdowns of states’ economies.

The Fed, however, had a mixed impact on sentiment. On one hand, the Fed expressed its willingness to maintain low interest rates, but on the other hand, Fed Chairman Jerome Powell explained that additional stimulus from Congress was needed to support the economy. This concern was echoed by Federal Reserve Bank of Richmond President, Thomas Barkin, who stated in early August that the pandemic-sparked recession could take a turn for the worse if Congress doesn’t provide additional aid to workers and businesses.

As stimulus debates in Congress deteriorated and the pandemic appeared to strengthen, sentiment plunged and the S&P 500 Index declined 6.36% in September and October even though analysts surveyed by Bloomberg in early October said they believed the U.S. government would report that GDP grew at a 30% annualized rate in the third quarter. The U.S. Commerce Department in late October eventually reported 33.1% annualized GDP growth for the quarter.

International Markets Provide a Glimmer of Hope

Foreign equity markets also exhibited considerable volatility with MSCI ACWI ex USA Index declining 2.19% during the 12-month reporting period, although the MSCI Emerging Markets Index generated a positive 8.62% return over the same time period. Most of the positive performance of emerging markets was attributable to China and a handful of other Asian countries that implemented early and aggressive measures to curtail the pandemic. By containing the spread and reopening their economies, or in the case of Taiwan, avoiding the need for a shutdown, these countries are generating notable economic growth.

The Beneficiaries of Change

The pandemic is accelerating the already rapid pace at which new products and services disrupt their industries and capture market share. Many of these changes, we believe, will continue even after the pandemic.

•	Remote working: The widespread implementation of work from home has created strong demand for new technologies that support online collaboration, videoconferencing, business process management, network capacity and security. As remote working has grown, firms such as CrowdStrike Holdings, Inc. that provide end-point protection against viruses, malware and other digital threats are experiencing increased demand for cloud-based security systems. We believe this trend may continue after the pandemic. In a June study by Gartner, Inc., 82% of executives said they plan on letting employees work remotely some of the time and 47% said they will allow employees to work remotely all of the time (executives could select more than one answer).

•	Communications: In both government and commercial firms, the need for real-time communication with the public or their employees has driven the adoption of new communications platforms to manage dialogues. Everbridge, which provides text messaging and other digital communications for governments, employers and other organizations, is an example. During its second quarter earnings call, the company announced it had processed more than 700 million messages related to the pandemic.

•	E-commerce: Online shopping has seen near exponential acceleration while people have been under stay-at-home orders. In fact, FedEx recently said shipping volumes that were previously expected to be reached by 2026 will now be reached by 2023 due to increased e-commerce. This acceleration is occurring after decades of growth in online retailing, which increased 14.9% last year while overall retail sales increased only 3.8%. For this year, e-commerce has grown 27% through August, compared to only 2% for brick and mortar retailing. This trend benefits large online retailers such as Amazon.com, Inc., but it is also helping smaller retailers who had the foresight to adopt and even primarily build their businesses online, often using technology from companies such as Shopify, Square and HubSpot.

•	Healthcare: The adoption of telemedicine has accelerated as healthcare consumers and medical professionals embrace the technology to practice social distancing. In addition to convenience for patients, telemedicine is helping healthcare providers reduce their reliance on costly offices within hospitals or other facilities. We believe the adoption of this technology will continue after the pandemic. Separately, the rapid advancements in developing vaccines have illustrated the groundbreaking power of genetic sequencing. It took only three months for researchers to prepare a Covid-19 vaccine for human trial, compared to 20 months for preparing a vaccine for SARS in 2003 and 11 months for Influenza A in Indonesia in 2006.

Going Forward

At Alger, we focus on in-depth fundamental research while striving to understand how large-scale changes, such as innovation, create investment opportunities. A potential change in the president, of course, is a significant factor, with each political party having meaningful differences in their platforms. Aligning portfolios based on the political party of a president, however, may be misguided and would have yielded disappointing results in recent years. For example, a portfolio of $10,000 invested in the S&P 500 Index only during either Republican or Democratic presidents from 1968 until 2020 would have grown to less than $200,000 compared to approximately $1.4 million that would have resulted from staying fully invested, regardless of the party in the White House. We believe our in-depth fundamental research may be better suited for finding companies that are potentially positioned to thrive during the new normal. At the same time, we are optimistic that an eventual recovery in earnings growth, low interest rates and a return to more normal conditions resulting from a potential coronavirus vaccine or new treatments for Covid-19 could support equity markets.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 34.79% for the fiscal year ended October 31, 2020, compared to the 29.22% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples.

The Consumer Discretionary and Healthcare sectors provided the largest contributions to relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Apple, Inc.; Alibaba Group Holding Ltd. Sponsored ADR; and Danaher Corp. were among the top contributors to performance. Amazon.com continues to generate strong high unit volume growth by taking market share from brick and mortar retailing and by growing its cloud computing service. During the reporting period, consumer uptake of one-day shipping supported the acceleration of the company’s online retailing. Later in the reporting period, investors became excited about the significant revenue gains associated with coronavirus quarantining and social distancing that are accelerating the pace at which e-commerce is capturing market share from traditional retailers. Additionally, investors reacted favorably to increased demand for Amazon.com’s cloud service, AWS, during the pandemic.

Detractors from Performance

The Consumer Staples and Utilities sectors were among the sectors that detracted from results. Regarding individual positions, Raytheon Company; Aptiv PLC; Boeing Company; Dollar Tree, Inc.; and Western Digital Corp. were among the top detractors from performance. Boeing is a leading producer of passenger jets and is a significant U.S. defense contractor. Boeing’s leading proprietary technology has allowed the company to be a stronger exporter of high-value, high-ticket capital goods. Shares of Boeing underperformed early in the reporting period in response to the company struggling to address software-related safety issues that have grounded 737 MAX planes for longer than originally anticipated. Additionally, regulators scrutinized the safety of the product and Boeing announced that it was suspending production of the MAX beginning in January while a resolution to the problem is sought. Boeing’s board of directors also terminated the company’s chief executive officer.

Alger 25 Fund

Class P shares of the Alger 25 Fund generated a 38.86% return during the fiscal year ended October 31, 2020, compared to the 9.71% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology. The fund had no exposure to the Consumer Staples, Energy or Utilities sectors. The Information Technology and Consumer Discretionary sectors provided the greatest contributions to relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Apple, Inc.; NVIDIA Corp.; and Alibaba Group Holding Ltd., Sponsored ADR, Cl. A were among the top contributors to performance. Shares of Amazon.com performed strongly in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

Among sectors, the Communication Services sector was the most significant detractor from performance. Regarding individual positions, Live Nation Entertainment, Inc.; TransDigm Group, Inc.; Pinterest, Inc., Cl. A; Luckin Coffee, Inc., Sponsored ADR, Cl. A; and CME Group Inc., Cl. A. were among the top detractors from performance. Shares of Live Nation Entertainment underperformed in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Alger 35 Fund

Class P shares of the Alger 35 Fund generated a 50.22% return during the fiscal year ended October 31, 2020, compared to the 9.71% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology. The fund had no exposure to the Materials, Utilities or Energy sectors. The Information Technology and Consumer Discretionary sectors provided the greatest contributions to relative performance. Regarding individual positions, Amazon.com, Inc.; CrowdStrike Holdings, Inc., Cl. A; Apple, Inc.; Microsoft Corp.; and Tesla Inc. were among the top contributors to performance. Shares of Amazon.com performed strongly in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

The Communication Services sector was the largest detractor from relative performance. Regarding individual positions, Cintas Corp.; TransDigm Group Inc.; Luckin Coffee. Inc., Sponsored ADR, Cl. A; Facebook, Inc., Cl. A; and Live Nation Entertainment, Inc. were among the top detractors from performance. TransDigm Group designs, produces and supplies aircraft components in the U.S. and internationally. The company operates through three segments: Power & Control, Airframe, and Non-Aviation. TransDigm had a strong first six weeks of the year with its share price climbing approximately 17% after the company delivered positive results in its early February earnings announcement. However, the subsequent and pervasive slowdown of the U.S. airline industry as a result of the Covid-19 pandemic has weighed particularly heavily across the aviation supply chain, including parts suppliers like TransDigm, and resulting in shares of the company underperforming. Additionally, the announced resumption of 737 “Max-8” production by Boeing could bring new airframes online that will not require significant maintenance as they log initial airframe hours.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 5.98% for the fiscal year ended October 31, 2020, compared to the 9.71% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Financials and the largest sector underweight was Information Technology.

The Information Technology and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Apple, Inc.; Amazon. com, Inc.; Facebook, Inc., Cl. A; and Alphabet, Inc., Cl. A were among the top contributors to performance. Shares of Amazon.com outperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

The Consumer Discretionary and Industrials sectors were the most significant detractors from relative performance. Regarding individual positions, JPMorgan Chase & Co.; Boeing Company; CME Group, Inc., Cl. A; Wells Fargo & Company; and Blackstone Mortgage Trust, Inc., Cl. A were among the most significant detractors from performance. Shares of Boeing underperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 41.34% for the fiscal year ended October 31, 2020, compared to the 21.14% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest underweight was Information Technology.

The Healthcare and Consumer Discretionary sectors provided the greatest contributions to relative performance. Regarding individual positions, DexCom, Inc.; CrowdStrike Holdings, Inc., Cl. A; Forte Biosciences warrants; DraftKings, Inc., Cl. A; and Advanced Micro Devices, Inc. were among the top contributors to performance. Forte Biosciences is developing a live biotherapeutic spray that has demonstrated encouraging response rates and safety for treating mild and moderate cases of adult and pediatric atopic dermatitis, a condition that causes red and itchy skin. While topical steroids are the front-line treatment of choice for these patients, there are significant shortcomings in their use. They need to be applied multiple times each day, symptoms may go unresolved and skin atrophy can occur. The mild/moderate atopic dermatitis market is sizeable and if Forte’s biotherapeutic is efficient and safe, then even on conservative market penetration assumptions, we believe its revenue opportunity is substantial. Forte’s shares performed strongly in response to trial data demonstrating excellent tolerability and significant improvement in disease activity in both adults and children.

Detractors from Performance

The Industrials and Consumer Staples sectors were among the sectors that detracted from results. Regarding individual positions, Bed Bath & Beyond, Inc.; Live Nation Entertainment, Inc.; Middleby Corp.; Benefitfocus, Inc.; and Tolero CDR/REC were among the top detractors from performance. Live Nation Entertainment is the music industry’s largest concert promotor. Prior to the coronavirus pandemic, it was rapidly increasing the list of artists whose concerts it promotes and the volume of the company’s ticket sales was also growing significantly. In February, fears that the spread of the coronavirus could dramatically curtail live concerts sparked a selloff of Live Nation Entertainment stock. Investors’ fear materialized when Live Nation Entertainment was forced to cancel thousands of concerts in response to government stay-at-home orders and bans on events that attract large crowds of individuals. Live Nation Entertainment also announced that it would refund tickets for the cancelled events.

Alger Mid Cap Focus Fund

Class I shares of the Alger Mid Cap Focus Fund generated a 55.35% return compared to the 21.14% return of the Russell Midcap Growth Index for the fiscal year ended October 31, 2020.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest sector underweight was Information Technology. The Healthcare and Consumer Discretionary sectors provided the largest contributions to relative performance.

Regarding individual positions, Quidel Corp.; Teladoc Health, Inc.; MarketAxess Holdings, Inc.; DexCom, Inc.; and CrowdStrike Holdings, Inc., Cl. A were among the top contributors to performance. Quidel develops, manufactures and markets rapid point-of-care diagnostic testing solutions worldwide that are used for infectious disease, cardiovascular, toxicology, women’s health, gastrointestinal diseases and other healthcare areas. Quidel’s diagnostics are mainly used at point-of-care locations, such as physicians’ offices, hospitals, urgent care clinics, pharmacies, wellness screening clinics and clinical laboratories. Quidel announced strong results for the last three months of 2019 and strong guidance for calendar year 2020. Quidel’s results benefitted from a stronger-than-expected 2019-2020 U.S. flu season. Additionally, the performance of Quidel shares benefited from the Covid-19 outbreak because the company’s influenza and other respiratory tests can rule out non-coronavirus causes of a patient’s symptoms. Quidel also has various potential drivers of growth, including a new toxicology panel, a high sensitivity troponin test in Europe for cardiac healthcare and a new Lyme Disease test. Quidel also offers diagnostic test solutions for the ongoing Covid-19 pandemic.

Detractors from Performance

The Real Estate and Consumer Staples sectors were among the top detractors from performance. Regarding individual positions, Manhattan Associates, Inc.; Cantel Medical Corp.; Paylocity Holding Corp.; HEICO Corp.; and Motorola Solutions, Inc. were among the top detractors from performance. Cantel Medical develops and manufactures infection prevention products and services for healthcare. These products include capital equipment, consumables and services for the endoscopy, dental, dialysis and life sciences markets to help prevent the occurrence or spread of infections on a worldwide basis. Shares of Cantel Medical underperformed early in 2020 due to both an announcement that Cantel will not sell its hemodialysis water segment as expected and weaker-than-expected organic growth in its fiscal 2020 second quarter for its endoscopy business, a result of increased competition.

Alger Weatherbie Specialized Growth Fund

The Alger Weatherbie Specialized Growth Fund generated a 36.57% return during the fiscal year ended October 31, 2020, compared to the 21.71% return of the Russell 2500 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Information Technology. The fund had no exposure to Communication Services, Consumer Staples, Materials or Utilities and insignificant exposure to the Energy Sector. The Consumer Discretionary and Information Technology sectors provided the greatest contributions to relative performance.

Among individual positions, Chegg, Inc.; Nevro Corp.; Insulet Corp.; Paylocity Holding Corp.; and Trade Desk, Inc., Cl. A were among the top contributors to performance. Chegg provides online textbook rentals and other internet-delivered services, such as homework help, tutoring and assistance with obtaining scholarships and finding internships. The company has been acquiring customers at a low cost, in part because it is a leader in providing supplementary educational services to college students. Its Chegg Services offering helps students master subjects, improve their grades, graduate and pursue careers. The Covid-19 pandemic saw four-year college students across the country leave campuses and complete the spring semester remotely. As face-to-face learning was suspended, the company’s online tutoring became a sought-after resource. Chegg shares have performed strongly in large part due to the company generating strong subscriber growth. In our opinion, Chegg’s encouraging results underscore the company’s strong fundamentals.

Detractors from Performance

The Healthcare and Energy sectors were the largest detractors from relative performance. Regarding individual positions, U.S. Physical Therapy, Inc.; Glaukos Corp; Portola Pharmaceuticals, Inc.; Ebix, Inc.; and Canada Goose Holdings, Inc. were among the most significant detractors from performance. U.S. Physical Therapy, through its subsidiaries, operates outpatient physical therapy clinics that provide pre- and post-operative care and treatment for orthopedic-related disorders and sports-related injuries. The company also provides preventative care and rehabilitation of injured workers. With the Covid-19 pandemic, large segments of the U.S. population sheltered in place and maintained “social distancing.” Additionally, large team sporting events were cancelled and individuals with sports injuries deferred diagnosis, treatment and physical rehabilitation, which created a business disruption for the company.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 42.80% for the fiscal year ended October 31, 2020, compared to the 13.37% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Healthcare and Information Technology. The largest sector overweight was Information Technology and the largest underweight was Industrials. The Healthcare and Information Technology sectors provided the greatest contributions to relative performance.

Regarding individual positions, Quidel Corp.; Shopify, Inc., Cl. A; Veeva Systems, Inc., Cl. A; DexCom, Inc.; and Avalara Inc. were among the top contributors to performance. Shares of Quidel performed strongly in response to developments identified in the Mid Cap Focus Fund discussion.

Detractors from Performance

The Communication Services and Energy sectors were among the sectors that detracted from results. Regarding individual positions, Cantel Medical Corp.; Live Nation Entertainment, Inc.; Blackbaud, Inc.; Magnolia Oil & Gas Corp., Cl. A; and Bed Bath & Beyond, Inc. were among the most significant detractors from performance. Shares of Live Nation Entertainment underperformed in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Alger Small Cap Focus Fund

The Alger Small Cap Focus Fund returned 34.74% during the fiscal year ended October 31, 2020, compared to the 13.37% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the Healthcare and Information Technology sectors were the largest portfolio sector weightings. The largest sector overweight was Information Technology. The fund had no exposure to Energy, Consumer Staples, Communication Services, Real Estate or Utilities. The Healthcare and Information Technology sectors were the most important contributors to relative performance.

Regarding individual positions Quidel Corp.; Veeva Systems, Inc., Cl. A; Everbridge, Inc.; Chegg, Inc.; and CryoPort, Inc. were among the most significant contributors to performance. Shares of Quidel performed strongly in response to developments identified in the Mid Cap Focus Fund discussion.

Detractors from Performance

The fund’s lack of Consumer Staples holdings was the most significant detractor from relative performance. Regarding individual positions, Cantel Medical Corp.; Glaukos Corp.; PROS Holdings, Inc.; FLIR Systems, Inc.; and Blackbaud, Inc. were the largest detractors from performance. Shares of Cantel underperformed in response to developments identified in the Alger Mid Cap Focus Fund discussion.

Alger International Focus Fund

The Alger International Focus Fund recorded a 25.69% return for the fiscal year ended October 31, 2020, compared to the -2.19% return of the MSCI ACWI ex USA Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Financials. The Information Technology and Financials sectors provided the greatest contributions to relative performance. From a country perspective, Japan, Denmark, Australia, Italy and the Netherlands were among the most significant contributors to relative performance.

Regarding individual positions, Adyen NV; Lasertec Corp.; EQT AB; Eurofins Scientific Societe Europeenne; and Lululemon Athletica, Inc. were among the top contributors to performance. Lasertec of Japan is a world leader in testing equipment for masks used in the production of semiconductors and liquid crystal displays. It was the first company to commercialize extreme ultra-violet light lithography (EUV) mask inspection systems. Lasertec beat expectations when announcing results in February and said orders expanded 48% year over year. With above-average revenue visibility over the next three years, relatively conservative accounting policies (revenues are recognized only after customers start using the inspection equipment) and a strong balance sheet (net cash), Lasertec is viewed favorably by many investors.

Detractors from Performance

The Utilities and Consumer Staples sectors were among the sectors that detracted from results. From a country perspective, China, Ireland, Russia and South Korea were among the top detractors from performance.

Regarding individual positions, Rightmove plc; IRB Brasil Resseguros SA; Safran S.A.; Burberry Group plc; and Eurazeo SA were among the top detractors from performance. Burberry Group is a British luxury fashion house headquartered in London. It focuses on the manufacturing and distribution of trench coats, ready-to-wear outerwear, fashion accessories, fragrances, sunglasses and cosmetics. The company was undergoing a successful and significant transformation under the leadership of a new management team and a new creative designer. However, the Covid-19 outbreak and the lockdown announcements that began in Asia and later spread to other major parts of the world created significant uncertainty about the company’s short-term outlook. Concerns about the impact from store closures and travel restrictions around the globe weighed on the share price.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 28.09% for the fiscal year ended October 31, 2020, compared to the 9.71% return of the S&P 500 Index and the 15.37% return of the Russell 3000 Healthcare Index. Dan Chung, Chief Executive Officer and Chief Investment Officer, and Teresa McRoberts, Senior Vice President, have been jointly responsible for day-to-day management of the fund’s portfolio. Effective August 28, 2020, Ms. McRoberts retired and Dan Chung became solely responsible for managing the fund. The fund’s investment strategy remains unchanged.

Contributors to Performance

Among the most important contributors to performance were DexCom, Inc.; Forte Biosciences, Inc.; Forte Biosciences Warrants, Sarepta Therapeutics, Inc.; and Danaher Corp. Shares of Forte Biosciences performed strongly in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance

Among individual positions, Tolero CDR/REC; GW Pharmaceuticals Plc; SAGE Therapeutics, Inc.; Amarin Corp. Plc and Cigna Corp. were among the largest detractors from performance. GW Pharmaceuticals is producing cannabinoid-based pharmaceuticals without tetrahydrocannabinol, or THC, which is the mood-altering component in marijuana. These cannabinoids enable the identification of unique chemotypes that have positive effects on different diseases, including epilepsy, inflammatory disorders and psychosis. GW’s near-term focus is developing Epidiolex for use with treatment resistant epilepsy, with up to 40% of epileptic patients continuing to have seizures after using three or more different drugs. The sales growth of Epidiolex has been disappointing because the virtual nature of diagnosis and prescribing drugs during the Covid-19 pandemic is challenging the adoption of this newer type of therapy; shares of GW Pharmaceuticals thus underperformed.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above other than the Alger 25 Fund, the Alger 35 Fund and the Alger Mid Cap Focus Fund represents the return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions. Performance for the Alger 25 Fund and the Alger 35 Fund represents the returns of Class P shares. Performance for the Alger Mid Cap Focus Fund represents the return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2020. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month fiscal period ended October 31, 2020.

Risk Disclosures

Alger Capital Appreciation Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger 25 Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger 35 Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger Growth & Income Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

Alger Mid Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Weatherbie Specialized Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Small Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Small Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger International Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 emerging markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•	The Russell 3000 Healthcare Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index involved in the medical services or healthcare field. Also included are companies involved in research, development and production of pharmaceuticals and biotechnology. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. equity market.

•	The Russell Mid-cap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Mid-cap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Mid-cap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

•	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

FUND PERFORMANCE AS OF 9/30/20 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	35.53%	18.10%	16.26%	10.67%
Alger Capital Appreciation Class C (Inception 7/31/97)*	41.00%	18.52%	16.01%	10.48%
Alger Capital Appreciation Class Z (Inception 12/29/10)	43.44%	19.80%	n/a	16.33%

Alger 25 Fund Class P (Inception 12/28/17)	48.36%	n/a	n/a	23.37%
Alger 25 Fund Class P-2 (Inception 10/31/18)	48.37%	n/a	n/a	31.03%

Alger 35 Fund Class P (Inception 3/29/18)	56.28%	n/a	n/a	26.15%
Alger 35 Fund Class P-2 (Inception 10/31/18)	56.08%	n/a	n/a	32.70%

Alger Growth & Income Class A (Inception 12/31/96)	5.66%	11.10%	11.07%	8.32%
Alger Growth & Income Class C (Inception 7/31/97)*	9.70%	11.46%	10.83%	8.14%
Alger Growth & Income Class Z (Inception 3/1/12)	11.90%	12.67%	n/a	11.88%

Alger Mid Cap Growth Class A (Inception 12/31/96)	36.64%	16.28%	13.31%	9.73%
Alger Mid Cap Growth Class B (Inception 5/24/93)	39.37%	16.75%	13.26%	9.70%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	42.15%	16.59%	12.98%	9.10%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	44.69%	17.89%	n/a	13.53%

Alger Mid Cap Focus Class I (Inception 6/14/19)	54.90%	n/a	n/a	38.19%
Alger Mid Cap Focus Class Z (Inception 6/14/19)	55.31%	n/a	n/a	38.47%

Alger Weatherbie Specialized Growth Class A (Inception 5/8/02)	28.61%	18.27%	13.92%	10.52%
Alger Weatherbie Specialized Growth Class C (Inception 5/8/02)	33.71%	18.64%	13.66%	10.31%
Alger Weatherbie Specialized Growth Class I (Inception 8/5/07)	35.74%	19.57%	14.56%	10.90%
Alger Weatherbie Specialized Growth Class Y (Inception 8/31/17)	36.32%	n/a	n/a	22.82%
Alger Weatherbie Specialized Growth Class Z (Inception 12/29/10)	36.19%	19.96%	n/a	13.92%

Alger Small Cap Growth Class A (Inception 12/31/96)	36.42%	18.95%	13.97%	6.86%
Alger Small Cap Growth Class B (Inception 11/11/86)	38.81%	19.29%	13.96%	6.84%
Alger Small Cap Growth Class C (Inception 7/31/97)*	41.95%	19.26%	13.59%	6.70%
Alger Small Cap Growth Class Z (Inception 12/29/10)	44.48%	20.67%	n/a	13.74%

Alger Small Cap Focus Class A (Inception 3/3/08)	27.14%	19.93%	15.39%	11.98%
Alger Small Cap Focus Class C (Inception 3/3/08)	32.28%	20.33%	15.20%	11.67%
Alger Small Cap Focus Class I (Inception 3/3/08)	34.29%	21.25%	16.17%	12.62%
Alger Small Cap Focus Class Y (Inception 2/28/17)	34.71%	n/a	n/a	24.94%
Alger Small Cap Focus Class Z (Inception 12/29/10)	34.76%	21.62%	n/a	15.34%

Alger International Focus Class A (Inception 12/31/96)	24.90%	6.90%	6.92%	5.61%
Alger International Focus Class B (Inception 11/11/86)	27.03%	7.27%	6.90%	5.58%
Alger International Focus Class C (Inception 7/31/97)*	29.85%	7.21%	6.64%	5.43%
Alger International Focus Class I (Inception 5/31/13)	32.16%	8.30%	n/a	6.59%
Alger International Focus Class Z (Inception 12/29/10)	32.45%	8.56%	n/a	7.05%

Alger Health Sciences Fund Class A (Inception 5/1/02)	32.28%	15.28%	15.65%	12.73%
Alger Health Sciences Fund Class C (Inception 5/1/02)	37.60%	15.63%	15.38%	12.50%
Alger Health Sciences Fund Class Z (Inception 5/28/15)	40.05%	16.97%	n/a	12.44%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Beginning August 7, 2015, Alger Small Cap Focus Fund (formerly Alger Growth Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Alger International Focus Fund, prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to August 15, 2018, the Fund was named “Alger International Growth Fund”. Beginning May 31, 2013, Alger International Growth Fund (formerly Alger Large Cap Growth Fund) changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

Alger Weatherbie Specialized Growth Fund current portfolio managers began managing the Fund in March 2017. The Fund changed its name and investment strategy from “Alger SMid Cap Growth Fund” to “Alger SMid Cap Focus Fund” in August 2017 and the Fund changed its name from “Alger SMid Cap Focus Fund” to “Alger Weatherbie Specialized Growth Fund” in September 2019.

*	Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Fund Class A shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/1/1993
Class A (Inception 12/31/96)	27.73%	15.54%	15.40%	10.49%
Class C (Inception 7/31/97)*	32.82%	15.93%	15.15%	10.30%
Russell 1000 Growth Index	29.22%	17.32%	16.31%	9.09%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	35.26%	17.18%	n/a	15.82%
Russell 1000 Growth Index	29.22%	17.32%	n/a	15.79%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER 25 FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS P SHARES

from 12/28/17 to 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 25 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from December 28, 2017, the inception date of the Alger 25 Fund Class P shares, through October 31, 2020. Figures for the Alger 25 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 25 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 25 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 25 FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/28/2017
Class P (Inception 12/28/17)	38.86%	n/a	n/a	20.75%
S&P 500 Index	9.71%	n/a	n/a	9.24%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/31/2018
Class P-2 (Inception 10/31/18)	38.70%	n/a	n/a	26.75%
S&P 500 Index	9.71%	n/a	n/a	11.99%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER 35 FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS P SHARES

from 3/29/18 to 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 35 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from March 29, 2018, the inception date of the Alger 35 Fund Class P shares, through October 31, 2020. Figures for the Alger 35 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 35 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	3/29/2018
Class P (Inception 3/29/18)	50.22%	n/a	n/a	24.51%
S&P 500 Index	9.71%	n/a	n/a	10.71%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/31/2018
Class P-2 (Inception 10/31/18)	49.83%	n/a	n/a	30.15%
S&P 500 Index	9.71%	n/a	n/a	11.99%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Previously, Alger Growth & Income Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund.” Performance prior to April 1, 2011 does not reflect the Fund’s current investment objective and strategies. Figures for the Alger Growth & Income Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	0.43%	8.88%	10.52%	8.17%
Class C (Inception 7/31/97)*	4.19%	9.24%	10.29%	7.99%
S&P 500 Index	9.71%	11.71%	13.01%	8.45%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	6.39%	10.44%	n/a	11.44%
S&P 500 Index	9.71%	11.71%	n/a	12.82%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Previously, Alger Growth & Income Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund.” Performance prior to April 1, 2011 does not reflect the Fund’s current investment objective and strategies. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	33.93%	14.71%	12.73%	9.63%
Class B (Inception 5/24/93)	36.41%	15.17%	12.68%	9.59%
Class C (Inception 7/31/97)*	39.26%	15.03%	12.40%	8.99%
Russell Midcap Growth Index	21.14%	14.15%	14.13%	9.63%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	41.75%	16.29%	n/a	12.98%
Russell Midcap Growth Index	21.14%	14.15%	n/a	12.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP FOCUS FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

from 6/14/19 to 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) from June 14, 2019, the inception date of the Alger Mid Cap Focus Fund Class I shares, through October 31, 2020. Figures for the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Focus Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Focus Fund Class Z shares will vary from the results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP FOCUS FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	6/14/2019
Class I (Inception 6/14/19)	55.35%	n/a	n/a	34.94%
Class Z (Inception 6/14/19)	55.70%	n/a	n/a	35.26%
Russell Midcap Growth Index	21.14%	n/a	n/a	17.51%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Weatherbie Specialized Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. From August 30, 2017 to September 30, 2019, the Fund was named “Alger SMid Cap Focus Fund.” Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Weatherbie Specialized Growth Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	5/8/2002
Class A (Inception 5/8/02)	29.37%	17.41%	13.69%	10.52%
Class C (Inception 5/8/02)	34.62%	17.79%	13.43%	10.31%
Class I (Inception 8/5/07)*	36.69%	18.73%	14.34%	10.90%
Russell 2500 Growth Index	21.71%	13.30%	13.77%	10.08%

				Since
	1 YEAR	5 YEARS	10 YEARS	8/30/2017
Class Y (Inception 8/30/17)	37.08%	n/a	n/a	22.45%
Russell 2500 Growth Index	21.71%	n/a	n/a	14.91%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	37.00%	19.08%	n/a	13.88%
Russell 2500 Growth Index	21.71%	13.30%	n/a	12.66%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. From August 30, 2017 to September 30, 2019, the Fund was named “Alger SMid Cap Focus Fund.” Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger. com or call us at (800) 992-3863.

*	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	35.27%	17.55%	13.43%	6.76%
Class B (Inception 11/11/86)	37.68%	17.92%	13.41%	6.75%
Class C (Inception 7/31/97)*	40.76%	17.86%	13.04%	6.60%
Russell 2000 Growth Index	13.37%	10.36%	11.95%	7.04%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	43.38%	19.26%	n/a	13.43%
Russell 2000 Growth Index	13.37%	10.36%	n/a	10.75%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2000 Growth (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	3/3/2008
Class A (Inception 3/3/08)	27.70%	18.80%	14.97%	11.85%
Class C (Inception 3/3/08)	32.85%	19.23%	14.78%	11.55%
Class I (Inception 3/3/08)	34.86%	20.12%	15.75%	12.50%
Russell 2000 Growth Index	13.37%	10.36%	11.95%	10.04%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	35.32%	n/a	n/a	24.18%
Russell 2000 Growth Index	13.37%	n/a	n/a	10.26%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	35.30%	20.48%	n/a	15.16%
Russell 2000 Growth Index	13.37%	10.36%	n/a	10.75%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER INTERNATIONAL FOCUS FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Focus Fund Class A shares, with a maximum sales charge of 5.25%, and MSCI AC World Index ex USA (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger International Focus Fund Class A shares and the index include reinvestment of dividends. Figures for the Alger International Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger International Focus Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL FOCUS FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	19.09%	5.59%	6.38%	5.56%
Class B (Inception 11/11/86)	20.83%	5.96%	6.35%	5.53%
Class C (Inception 7/31/97)*	23.68%	5.88%	6.09%	5.38%
MSCI AC World Index ex USA	(2.19)%	4.76%	3.91%	5.11%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	25.98%	6.96%	n/a	6.43%
MSCI AC World Index ex USA	(2.19)%	4.76%	n/a	3.89%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	26.23%	7.22%	n/a	6.92%
MSCI AC World Index ex USA	(2.19)%	4.76%	n/a	3.65%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the Russell 3000 Healthcare Index and the S&P 500 Index (each an unmanaged index of common stocks) for the ten years ended October 31, 2020. Figures for the Alger Health Sciences Fund Class A shares, the Russell 3000 Healthcare Index and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Health Sciences Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	5/1/2002
Class A (Inception 5/1/02)	21.37%	13.94%	14.95%	12.41%
Class C (Inception 5/1/02)	26.12%	14.29%	14.69%	12.19%
Russell 3000 Healthcare Index	15.37%	10.49%	15.51%	9.44%
S&P 500 Index	9.71%	11.71%	13.01%	8.31%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	28.50%	15.62%	n/a	11.37%
Russell 3000 Healthcare Index	15.37%	10.49%	n/a	8.45%
S&P 500 Index	9.71%	11.71%	n/a	10.51%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2020 (Unaudited)

	Alger Capital			Alger Growth &
SECTORS	Appreciation Fund	Alger 25 Fund	Alger 35 Fund	Income Fund
Communication Services	13.8%	14.1%	13.0%	13.0%
Consumer Discretionary	22.7	22.2	24.7	9.4
Consumer Staples	0.7	0.0	2.9	8.0
Energy	0.0	0.0	0.0	2.4
Financials	2.9	2.7	1.4	12.4
Healthcare	8.7	4.2	16.9	13.8
Industrials	4.2	3.5	4.3	6.1
Information Technology	43.0	45.3	31.3	26.6
Materials	2.7	3.2	0.0	2.1
Real Estate	1.0	3.2	0.0	4.1
Utilities	0.0	0.0	0.0	1.5
Short-Term Investments and Net Other Assets	0.3	1.6	5.5	0.6
	100.0%	100.0%	100.0%	100.0%

	Alger Mid Cap		Alger Weatherbie
	Growth	Alger Mid Cap Focus	Specialized Growth	Alger Small Cap
SECTORS	Fund	Fund	Fund	Growth Fund
Communication Services	6.0%	6.3%	0.0%	3.1%
Consumer Discretionary	17.4	27.4	12.3	10.9
Consumer Staples	1.9	0.0	0.0	2.0
Energy	0.0	0.0	0.4	0.4
Financials	2.3	2.3	8.4	2.8
Healthcare	27.2	20.7	30.7	38.2
Industrials	12.5	12.4	9.2	3.3
Information Technology	29.4	25.7	25.2	26.5
Materials	0.7	0.0	0.0	1.0
Real Estate	2.3	1.3	6.0	1.6
Short-Term Investments and Net Other Assets	0.3	3.9	7.8	10.2
	100.0%	100.0%	100.0%	100.0%

	Alger Small Cap	Alger Health Sciences
SECTORS	Focus Fund	Fund
Communication Services	1.4%	0.0%
Consumer Discretionary	9.2	0.0
Financials	0.0	0.4
Healthcare	47.4	97.4
Industrials	3.8	0.0
Information Technology	34.7	0.0
Materials	1.3	0.0
Short-Term Investments and Net Other Assets	2.2	2.2
	100.0%	100.0%

PORTFOLIO SUMMARY†

October 31, 2020 (Unaudited) (Continued)

Alger International
COUNTRY	Focus Fund
Australia	5.8%
Belgium	1.9
Brazil	1.8
China	13.1
Denmark	4.4
France	10.0
Germany	2.0
Hong Kong	6.1
India	4.3
Ireland	2.2
Italy	6.0
Japan	11.8
Netherlands	7.6
New Zealand	3.3
Spain	2.1
Sweden	4.7
Switzerland	4.9
Taiwan	2.2
United Kingdom	2.0
United States	2.4
Cash and Net Other Assets	1.4
100.0%

†	Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—98.6%	SHARES	VALUE
AEROSPACE & DEFENSE—0.8%
TransDigm Group, Inc.	57,726	$27,558,970

AIR FREIGHT & LOGISTICS—0.3%
XPO Logistics, Inc.*	115,823	10,424,070

APPAREL ACCESSORIES & LUXURY GOODS—0.7%
LVMH Moet Hennessy Louis Vuitton SE	49,943	23,411,669

APPLICATION SOFTWARE—9.0%
Adobe, Inc.*	252,661	112,964,733
Five9, Inc.*	51,952	7,882,157
Intuit, Inc.	97,279	30,611,756
Palantir Technologies, Inc., Cl. A*	85,825	869,407
Palantir Technologies, Inc., Cl. A*,@,(a)	687,886	5,958,331
RingCentral, Inc., Cl. A*	68,346	17,656,506
salesforce.com, Inc.*	541,734	125,828,556
		301,771,446
AUTOMOBILE MANUFACTURERS—0.9%
Tesla, Inc.*	75,446	29,276,066

AUTOMOTIVE RETAIL—0.4%
Carvana Co., Cl. A*	7,772	1,440,540
Lithia Motors, Inc., Cl. A	47,650	10,939,011
		12,379,551
BIOTECHNOLOGY—1.4%
Genmab AS#,*	258,024	8,685,088
Sage Therapeutics, Inc.*	96,775	7,101,350
Sarepta Therapeutics, Inc.*	36,724	4,991,159
Vertex Pharmaceuticals, Inc.*	131,912	27,485,184
		48,262,781
CASINOS & GAMING—0.4%
Las Vegas Sands Corp.	307,086	14,758,553

COMPUTER & ELECTRONICS RETAIL—0.2%
Best Buy Co., Inc.	46,529	5,190,310

CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.3%
PACCAR, Inc.	127,770	10,909,003

DATA PROCESSING & OUTSOURCED SERVICES—9.3%
Fidelity National Information Services, Inc.	179,867	22,409,630
Fiserv, Inc.*	547,780	52,296,557
PayPal Holdings, Inc.*	460,310	85,677,499
Square, Inc., Cl. A*	13,611	2,108,072
Visa, Inc., Cl. A	823,629	149,661,625
		312,153,383
DIVERSIFIED SUPPORT SERVICES—0.6%
Cintas Corp.	69,121	21,742,011

ENVIRONMENTAL & FACILITIES SERVICES—0.6%
Waste Connections, Inc.	191,221	18,992,070

FINANCIAL EXCHANGES & DATA—1.8%
Intercontinental Exchange, Inc.	254,067	23,983,925

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—1.8% (CONT.)
S&P Global, Inc.	110,738	$35,738,475
		59,722,400
FOOD DISTRIBUTORS—0.7%
Sysco Corp.	405,630	22,435,395

FOOTWEAR—0.9%
NIKE, Inc., Cl. B	243,469	29,235,758

GENERAL MERCHANDISE STORES—0.2%
Target Corp.	38,237	5,820,436

HEALTHCARE EQUIPMENT—5.3%
Boston Scientific Corp.*	1,344,588	46,079,031
Danaher Corp.	529,479	121,536,610
DexCom, Inc.*	28,468	9,097,803
		176,713,444
HEALTHCARE SERVICES—0.3%
Guardant Health, Inc.*	108,822	11,606,955

HEALTHCARE SUPPLIES—0.5%
Align Technology, Inc.*	37,889	16,143,745

HOME IMPROVEMENT RETAIL—1.7%
Lowe’s Cos., Inc.	352,751	55,769,933

INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	111,617	30,833,080

INTERACTIVE MEDIA & SERVICES—9.6%
Alphabet, Inc., Cl. C*	69,406	112,507,820
Facebook, Inc., Cl. A*	553,357	145,593,759
Pinterest, Inc., Cl. A*	698,543	41,179,110
Snap, Inc., Cl. A*	64,407	2,536,992
Tencent Holdings Ltd.	244,360	18,670,365
		320,488,046
INTERNET & DIRECT MARKETING RETAIL—16.3%
Alibaba Group Holding Ltd.#,*	548,311	167,064,878
Altaba, Inc.*,@,(b)	259,825	5,734,338
Amazon.com, Inc.*	107,021	324,931,808
Booking Holdings, Inc.*	10,970	17,798,825
MercadoLibre, Inc.*	26,239	31,855,458
		547,385,307
INTERNET SERVICES & INFRASTRUCTURE—1.1%
Shopify, Inc., Cl. A*	15,498	14,342,314
Twilio, Inc., Cl. A*	83,405	23,267,493
		37,609,807
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	507,618	24,441,807

LEISURE FACILITIES—0.2%
Vail Resorts, Inc.	26,860	6,232,594

MANAGED HEALTHCARE—0.8%
UnitedHealth Group, Inc.	85,401	26,059,261

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
METAL & GLASS CONTAINERS—0.5%
Ball Corp.	187,672	$16,702,808

MOVIES & ENTERTAINMENT—1.1%
Live Nation Entertainment, Inc.*	144,930	7,072,584
Netflix, Inc.*	52,588	25,018,215
The Walt Disney Co.	42,579	5,162,704
		37,253,503
PHARMACEUTICALS—0.4%
Horizon Therapeutics PLC*	167,051	12,517,131

PROPERTY & CASUALTY INSURANCE—0.4%
The Progressive Corp.	145,424	13,364,466

RAILROADS—1.0%
Union Pacific Corp.	187,468	33,217,455

RESEARCH & CONSULTING SERVICES—0.5%
CoStar Group, Inc.*	21,678	17,854,218

RESTAURANTS—0.8%
Chipotle Mexican Grill, Inc., Cl. A*	16,753	20,128,394
Starbucks Corp.	83,058	7,222,724
		27,351,118
SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.	86,574	29,615,234

SEMICONDUCTORS—7.8%
Advanced Micro Devices, Inc.*	168,580	12,692,388
Micron Technology, Inc.*	338,890	17,059,723
NVIDIA Corp.	142,311	71,349,043
NXP Semiconductors NV	375,821	50,780,934
QUALCOMM, Inc.	638,057	78,710,711
Taiwan Semiconductor Manufacturing Co., Ltd.#	351,815	29,506,724
		260,099,523
SPECIALTY CHEMICALS—1.3%
The Sherwin-Williams Co.	61,576	42,363,056

SYSTEMS SOFTWARE—8.2%
Microsoft Corp.	1,284,617	260,096,404
ServiceNow, Inc.*	28,919	14,389,227
		274,485,631
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.6%
Apple, Inc.	2,021,555	220,066,477

TRUCKING—0.1%
Uber Technologies, Inc.*	113,435	3,789,863

WIRELESS TELECOMMUNICATION SERVICES—3.1%
T-Mobile US, Inc.*	958,670	105,041,472
TOTAL COMMON STOCKS
(Cost $1,949,566,312)		3,301,049,806

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2020 (Continued)

REAL ESTATE INVESTMENT TRUST—1.0%	SHARES	VALUE
SPECIALIZED—1.0%
Crown Castle International Corp.	224,244	$35,026,913
(Cost $28,163,120)		35,026,913

SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES —0.1%
Crosslink Ventures Capital LLC*,@,(b),(c)	111	2,775,000
(Cost $2,775,000)		2,775,000
Total Investments
(Cost $1,980,504,432)	99.7%	$3,338,851,719
Affiliated Securities (Cost $2,775,000)		2,775,000
Unaffiliated Securities (Cost $1,977,729,432)		3,336,076,719
Other Assets in Excess of Liabilities	0.3%	9,171,367
NET ASSETS	100.0%	$3,348,023,086

#	American Depositary Receipts.
(a)	Restricted security - Security restricted from resale until the public disclosure of the company’s financial results for the year ending December 31, 2020.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Altaba, Inc.	10/24/18	$805,470	0.03%	$1,011,203	0.03%
Altaba, Inc.	10/25/18	1,188,343	0.04%	1,484,803	0.04%
Altaba, Inc.	10/29/18	1,156,773	0.04%	1,505,042	0.05%
Altaba, Inc.	10/30/18	751,641	0.03%	996,350	0.03%
Altaba, Inc.	10/31/18	271,272	0.01%	342,306	0.01%
Altaba, Inc.	11/6/18	321,297	0.01%	394,634	0.01%
Crosslink Ventures Capital LLC	10/2/20	2,775,000	0.08%	2,775,000	0.08%
Palantir Technologies, Inc., Cl. A	10/1/20	4,530,544	0.13%	5,958,331	0.18%
Total				$14,467,669	0.43%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 25 FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—95.2%	SHARES	VALUE
APPLICATION SOFTWARE—10.5%
Adobe, Inc.*	2,484	$1,110,597
RingCentral, Inc., Cl. A*	1,227	316,983
salesforce.com, Inc.*	4,038	937,907
		2,365,487
CASINOS & GAMING—1.3%
DraftKings, Inc., Cl. A*	8,191	289,961

DATA PROCESSING & OUTSOURCED SERVICES—9.3%
PayPal Holdings, Inc.*	5,370	999,518
Visa, Inc., Cl. A	5,960	1,082,992
		2,082,510
DIVERSIFIED SUPPORT SERVICES—3.5%
Cintas Corp.	2,493	784,173

FINANCIAL EXCHANGES & DATA—2.7%
S&P Global, Inc.	1,906	615,123

HEALTHCARE EQUIPMENT—1.6%
DexCom, Inc.*	1,108	354,095

INTERACTIVE MEDIA & SERVICES—10.2%
Alphabet, Inc., Cl. C*	764	1,238,452
Facebook, Inc., Cl. A*	4,012	1,055,597
		2,294,049
INTERNET & DIRECT MARKETING RETAIL—16.0%
Alibaba Group Holding Ltd.#,*	4,090	1,246,182
Amazon.com, Inc.*	768	2,331,764
		3,577,946
LEISURE FACILITIES—1.3%
Vail Resorts, Inc.	1,302	302,116

MANAGED HEALTHCARE—2.6%
UnitedHealth Group, Inc.	1,896	578,545

RESTAURANTS—3.6%
Starbucks Corp.	9,247	804,119

SEMICONDUCTOR EQUIPMENT—2.4%
Applied Materials, Inc.	9,217	545,923

SEMICONDUCTORS—7.4%
NVIDIA Corp.	1,712	858,328
Taiwan Semiconductor Manufacturing Co., Ltd.#	9,433	791,146
		1,649,474
SPECIALTY CHEMICALS—3.2%
The Sherwin-Williams Co.	1,045	718,939

SYSTEMS SOFTWARE—8.4%
Microsoft Corp.	9,288	1,880,541

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.3%
Apple, Inc.	15,026	1,635,730

THE ALGER FUNDS | ALGER 25 FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—95.2% (CONT.)	SHARES	VALUE
WIRELESS TELECOMMUNICATION SERVICES—3.9%
T-Mobile US, Inc.*	8,065	$883,682
TOTAL COMMON STOCKS
(Cost $14,963,653)		21,362,413

REAL ESTATE INVESTMENT TRUST—3.2%	SHARES	VALUE
SPECIALIZED—3.2%
Crown Castle International Corp.	4,560	712,272
(Cost $632,455)		712,272
Total Investments
(Cost $15,596,108)	98.4%	$22,074,685
Unaffiliated Securities (Cost $15,596,108)		22,074,685
Other Assets in Excess of Liabilities	1.6%	360,978
NET ASSETS	100.0%	$22,435,663

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—94.5%	SHARES	VALUE
AEROSPACE & DEFENSE—2.3%
HEICO Corp.	3,112	$326,916

APPLICATION SOFTWARE—2.9%
Adobe, Inc.*	917	409,991

AUTOMOBILE MANUFACTURERS—1.8%
Tesla, Inc.*	659	255,718

BIOTECHNOLOGY—0.9%
Moderna, Inc.*	1,928	130,082

CASINOS & GAMING—0.8%
DraftKings, Inc., Cl. A*	3,173	112,324

CONSUMER FINANCE—0.5%
dMY Technology Group, Inc. II, Cl. A*	7,386	74,229

DATA PROCESSING & OUTSOURCED SERVICES—4.1%
PayPal Holdings, Inc.*	1,805	335,965
Square, Inc., Cl. A*	1,625	251,680
		587,645
FOOD DISTRIBUTORS—2.9%
US Foods Holding Corp.*	20,127	420,654

HEALTHCARE EQUIPMENT—7.6%
DexCom, Inc.*	455	145,409
Insulet Corp.*	1,058	235,141
Intuitive Surgical, Inc.*	663	442,273
Tandem Diabetes Care, Inc.*	2,525	275,225
		1,098,048
HEALTHCARE SUPPLIES—2.2%
Quidel Corp.*	1,189	318,997

HEALTHCARE TECHNOLOGY—4.3%
Teladoc Health, Inc.*	1,402	275,437
Veeva Systems, Inc., Cl. A*	1,293	349,175
		624,612
INTERACTIVE MEDIA & SERVICES—11.6%
Alphabet, Inc., Cl. C*	285	461,988
Facebook, Inc., Cl. A*	2,905	764,334
Pinterest, Inc., Cl. A*	7,404	436,466
		1,662,788
INTERNET & DIRECT MARKETING RETAIL—17.8%
Alibaba Group Holding Ltd.#,*	1,501	457,340
Amazon.com, Inc.*	563	1,709,353
MercadoLibre, Inc.*	339	411,563
		2,578,256
INTERNET SERVICES & INFRASTRUCTURE—1.9%
Shopify, Inc., Cl. A*	288	266,524

LEISURE FACILITIES—4.3%
Vail Resorts, Inc.	2,644	613,514

LIFE SCIENCES TOOLS & SERVICES—1.9%
Bio-Techne Corp.	1,096	276,641

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—94.5% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—1.4%
Netflix, Inc.*	416	$197,908

REGIONAL BANKS—0.9%
SVB Financial Group*	442	128,489

RESEARCH & CONSULTING SERVICES—2.0%
CoStar Group, Inc.*	354	291,558

SEMICONDUCTORS—5.9%
Advanced Micro Devices, Inc.*	4,649	350,023
QUALCOMM, Inc.	2,052	253,135
Universal Display Corp.	1,208	239,558
		842,716
SYSTEMS SOFTWARE—8.8%
Crowdstrike Holdings, Inc., Cl. A*	1,470	182,045
Microsoft Corp.	4,052	820,408
ServiceNow, Inc.*	519	258,239
		1,260,692
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.7%
Apple, Inc.	10,232	1,113,856

TOTAL COMMON STOCKS
(Cost $10,077,818)		13,592,158
Total Investments
(Cost $10,077,818)	94.5%	$13,592,158
Unaffiliated Securities (Cost $10,077,818)		13,592,158
Other Assets in Excess of Liabilities	5.5%	786,628
NET ASSETS	100.0%	$14,378,786

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—94.0%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
General Dynamics Corp.	4,078	$535,564
Raytheon Technologies Corp.	8,937	485,458
TransDigm Group, Inc.	1,455	694,631
		1,715,653
ASSET MANAGEMENT & CUSTODY BANKS—3.7%
BlackRock, Inc., Cl. A	3,851	2,307,557
The Blackstone Group, Inc., Cl. A	21,938	1,106,114
The Carlyle Group, Inc.	22,818	568,625
		3,982,296
BIOTECHNOLOGY—2.3%
AbbVie, Inc.	13,491	1,148,085
Amgen, Inc.	3,959	858,865
Gilead Sciences, Inc.	9,368	544,749
		2,551,699
BROADCASTING—0.3%
ViacomCBS, Inc., Cl. B	12,912	368,896

BUILDING PRODUCTS—0.5%
Johnson Controls International PLC	13,534	571,270

CABLE & SATELLITE—1.4%
Comcast Corp., Cl. A	36,605	1,546,195

COMMODITY CHEMICALS—0.3%
Dow, Inc.	8,245	375,065

COMMUNICATIONS EQUIPMENT—1.1%
Cisco Systems, Inc.	32,297	1,159,462

COMPUTER & ELECTRONICS RETAIL—0.5%
Best Buy Co., Inc.	5,340	595,677

CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.2%
PACCAR, Inc.	3,193	272,618

CONSUMER ELECTRONICS—0.6%
Garmin Ltd.	6,386	664,272

DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Visa, Inc., Cl. A	4,185	760,456

DIVERSIFIED BANKS—4.6%
Bank of America Corp.	51,526	1,221,166
JPMorgan Chase & Co.	38,992	3,822,776
		5,043,942
ELECTRIC UTILITIES—0.9%
NextEra Energy, Inc.	13,080	957,587

ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Eaton Corp. PLC	9,174	952,169

FINANCIAL EXCHANGES & DATA—1.0%
CME Group, Inc., Cl. A	7,229	1,089,555

FOOD DISTRIBUTORS—0.5%
Sysco Corp.	10,761	595,191

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—94.0% (CONT.)	SHARES	VALUE
GOLD—0.3%
Newmont Corp.	4,573	$287,367

HEALTHCARE EQUIPMENT—0.7%
Medtronic PLC	7,677	772,076

HEALTHCARE SERVICES—1.0%
CVS Health Corp.	19,361	1,085,958

HOME IMPROVEMENT RETAIL—3.6%
The Home Depot, Inc.	14,637	3,903,834

HOUSEHOLD PRODUCTS—2.1%
The Procter & Gamble Co.	16,512	2,263,795

HYPERMARKETS & SUPER CENTERS—1.1%
Walmart, Inc.	8,590	1,191,863

INDUSTRIAL CONGLOMERATES—2.1%
Honeywell International, Inc.	14,038	2,315,568

INDUSTRIAL GASES—1.5%
Air Products & Chemicals, Inc.	5,816	1,606,612

INTEGRATED OIL & GAS—1.5%
Chevron Corp.	15,195	1,056,052
TOTAL SE#	18,551	562,652
		1,618,704
INTEGRATED TELECOMMUNICATION SERVICES—2.7%
AT&T, Inc.	31,054	839,079
Verizon Communications, Inc.	37,786	2,153,424
		2,992,503
INTERACTIVE MEDIA & SERVICES—8.4%
Alphabet, Inc., Cl. A*	2,002	3,235,453
Alphabet, Inc., Cl. C*	1,941	3,146,380
Facebook, Inc., Cl. A*	10,523	2,768,707
		9,150,540
INTERNET & DIRECT MARKETING RETAIL—2.7%
Amazon.com, Inc.*	981	2,978,463

INVESTMENT BANKING & BROKERAGE—2.0%
Morgan Stanley	45,840	2,207,196

LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	3,192	740,672

MANAGED HEALTHCARE—2.2%
UnitedHealth Group, Inc.	8,036	2,452,105

MOVIES & ENTERTAINMENT—0.2%
Warner Music Group Corp., Cl. A	9,306	246,888

MULTI-LINE INSURANCE—0.4%
The Hartford Financial Services Group, Inc.	9,936	382,735
MULTI-UTILITIES—0.6%
Sempra Energy	5,217	654,003

OIL & GAS STORAGE & TRANSPORTATION—0.3%
ONEOK, Inc.	10,099	292,871

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—94.0% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—7.6%
AstraZeneca PLC#	19,380	$972,101
Bristol-Myers Squibb Co.	13,462	786,854
Eli Lilly & Co.	6,696	873,560
GlaxoSmithKline PLC#	19,014	635,448
Johnson & Johnson	16,211	2,222,691
Merck & Co., Inc.	10,553	793,691
Novartis AG#	8,155	636,742
Pfizer, Inc.	38,801	1,376,659
		8,297,746
RAILROADS—0.8%
Union Pacific Corp.	4,822	854,410
RESTAURANTS—1.3%
McDonald’s Corp.	4,437	945,081
Starbucks Corp.	5,237	455,410
		1,400,491
SEMICONDUCTOR EQUIPMENT—1.7%
KLA Corp.	9,338	1,841,267

SEMICONDUCTORS—4.1%
Broadcom, Inc.	5,840	2,041,839
QUALCOMM, Inc.	12,840	1,583,942
Taiwan Semiconductor Manufacturing Co., Ltd.#	10,109	847,842
		4,473,623
SOFT DRINKS—3.0%
PepsiCo, Inc.	13,527	1,803,013
The Coca-Cola Co.	30,625	1,471,838
		3,274,851
SYSTEMS SOFTWARE—10.4%
Microsoft Corp.	55,492	11,235,466

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—8.6%
Apple, Inc.	86,412	9,406,811

TOBACCO—1.3%
Altria Group, Inc.	26,806	967,160
Philip Morris International, Inc.	6,888	489,186
		1,456,346
TOTAL COMMON STOCKS
(Cost $47,480,990)		102,586,767

MASTER LIMITED PARTNERSHIP—0.6%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.6%
Cheniere Energy Partners LP	17,250	621,863
(Cost $584,260)		621,863

REAL ESTATE INVESTMENT TRUST—4.8%	SHARES	VALUE
HEALTHCARE—0.6%
Welltower, Inc.	12,873	692,181

INDUSTRIAL—0.6%
Americold Realty Trust	19,006	688,587

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2020 (Continued)

REAL ESTATE INVESTMENT TRUST—4.8% (CONT.)	SHARES	VALUE
MORTGAGE—0.7%
Blackstone Mortgage Trust, Inc., Cl. A	33,724	$731,811

SPECIALIZED—2.9%
Crown Castle International Corp.	11,141	1,740,224
CyrusOne, Inc.	9,552	678,670
Lamar Advertising Co., Cl. A	10,535	652,749
		3,071,643
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $4,120,447)		5,184,222
Total Investments
(Cost $52,185,697)	99.4%	$108,392,852
Unaffiliated Securities (Cost $52,185,697)		108,392,852
Other Assets in Excess of Liabilities	0.6%	657,322
NET ASSETS	100.0%	$109,050,174

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—95.0%	SHARES	VALUE
AEROSPACE & DEFENSE—2.3%
HEICO Corp.	12,707	$1,334,870
Mercury Systems, Inc.*	23,161	1,595,330
Teledyne Technologies, Inc.*	3,806	1,176,625
TransDigm Group, Inc.	2,844	1,357,754
		5,464,579
ALTERNATIVE CARRIERS—0.4%
Bandwidth, Inc., Cl. A*	6,035	967,742

APPAREL ACCESSORIES & LUXURY GOODS—2.4%
Lululemon Athletica, Inc.*	12,374	3,950,894
Moncler SpA	43,837	1,754,069
		5,704,963
APPAREL RETAIL—0.5%
Burlington Stores, Inc.*	6,305	1,220,522

APPLICATION SOFTWARE—14.6%
ANSYS, Inc.*	11,124	3,385,812
Atlassian Corp., PLC, Cl. A*	11,954	2,290,625
Avalara, Inc.*	8,096	1,206,709
Benefitfocus, Inc.*	114,350	1,174,375
Bill.com Holdings, Inc.*	19,330	1,933,000
Cadence Design Systems, Inc.*	33,940	3,712,018
Coupa Software, Inc.*	7,691	2,058,881
DocuSign, Inc., Cl. A*	20,389	4,123,675
Dynatrace, Inc.*	48,897	1,726,553
Fair Isaac Corp.*	6,464	2,530,333
Five9, Inc.*	15,725	2,385,797
Palantir Technologies, Inc., Cl. A*,@,(a)	73,492	636,573
Paycom Software, Inc.*	6,497	2,365,493
PTC, Inc.*	12,375	1,038,015
Vertex, Inc., Cl. A*	64,400	1,561,056
Zoom Video Communications, Inc., Cl. A*	4,811	2,217,438
		34,346,353
BIOTECHNOLOGY—6.0%
BioMarin Pharmaceutical, Inc.*	12,152	904,473
BioNTech SE#,*	9,389	801,445
Constellation Pharmaceuticals, Inc.*	37,029	726,509
Exact Sciences Corp.*	9,353	1,158,182
Forte Biosciences, Inc.*	81,733	3,118,932
Genmab AS#,*	39,455	1,328,055
Moderna, Inc.*	17,578	1,185,988
Natera, Inc.*	33,178	2,231,553
Sarepta Therapeutics, Inc.*	6,322	859,223
Seagen, Inc.*	6,245	1,041,666
Twist Bioscience Corp.*	10,021	768,009
		14,124,035
CASINOS & GAMING—1.8%
DraftKings, Inc., Cl. A*	57,059	2,019,889

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—95.0% (CONT.)	SHARES	VALUE
CASINOS & GAMING—1.8% (CONT.)
Penn National Gaming, Inc.*	40,163	$2,167,998
		4,187,887
CONSUMER FINANCE—0.5%
dMY Technology Group, Inc. II, Cl. A*	120,088	1,206,884

DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Square, Inc., Cl. A*	11,381	1,762,689

DISTRIBUTORS—1.3%
Pool Corp.	8,688	3,039,323

DIVERSIFIED SUPPORT SERVICES—3.5%
Cintas Corp.	11,076	3,483,956
Copart, Inc.*	43,930	4,848,115
		8,332,071
EDUCATION SERVICES—0.9%
Chegg, Inc.*	28,671	2,105,598

ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
AMETEK, Inc.	11,745	1,153,359
Generac Holdings, Inc.*	12,142	2,551,641
		3,705,000
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
Keysight Technologies, Inc.*	11,804	1,237,885
Trimble, Inc.*	42,648	2,052,649
		3,290,534
FINANCIAL EXCHANGES & DATA—1.0%
MarketAxess Holdings, Inc.	4,319	2,327,293

FOOD DISTRIBUTORS—1.9%
US Foods Holding Corp.*	212,428	4,439,745

HEALTHCARE EQUIPMENT—5.3%
ABIOMED, Inc.*	5,078	1,279,047
DexCom, Inc.*	11,092	3,544,781
Insulet Corp.*	10,653	2,367,629
Masimo Corp.*	8,917	1,995,803
Nevro Corp.*	7,914	1,180,848
Tandem Diabetes Care, Inc.*	18,385	2,003,965
		12,372,073
HEALTHCARE SERVICES—1.3%
Guardant Health, Inc.*	28,440	3,033,410

HEALTHCARE SUPPLIES—4.8%
Align Technology, Inc.*	9,510	4,052,021
Quidel Corp.*	22,825	6,123,719
Silk Road Medical, Inc.*	20,070	1,216,242
		11,391,982
HEALTHCARE TECHNOLOGY—3.1%
Livongo Health, Inc.*	11,218	1,431,753
Teladoc Health, Inc.*	5,347	1,050,472

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—95.0% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—3.1% (CONT.)
Veeva Systems, Inc., Cl. A*	17,623	$4,759,091
		7,241,316
HOMEFURNISHING RETAIL—0.6%
Williams-Sonoma, Inc.	14,538	1,326,011

HOTELS RESORTS & CRUISE LINES—0.2%
Extended Stay America, Inc.	51,824	588,202

INDUSTRIAL MACHINERY—1.4%
Lincoln Electric Holdings, Inc.	12,355	1,257,986
The Middleby Corp.*	11,452	1,139,932
Woodward, Inc.	10,845	862,720
		3,260,638
INTERACTIVE HOME ENTERTAINMENT—1.2%
Activision Blizzard, Inc.	22,522	1,705,591
Take-Two Interactive Software, Inc.*	7,502	1,162,210
		2,867,801
INTERACTIVE MEDIA & SERVICES—2.7%
Pinterest, Inc., Cl. A*	106,270	6,264,617

INTERNET & DIRECT MARKETING RETAIL—5.0%
Booking Holdings, Inc.*	1,063	1,724,718
Etsy, Inc.*	11,485	1,396,461
Farfetch Ltd., Cl. A*	68,180	1,917,903
Fiverr International Ltd.*	16,063	2,351,944
MercadoLibre, Inc.*	2,277	2,764,392
Stamps.com, Inc.*	7,486	1,671,175
		11,826,593
INTERNET SERVICES & INFRASTRUCTURE—2.4%
Akamai Technologies, Inc.*	11,324	1,077,139
Shopify, Inc., Cl. A*	1,141	1,055,916
Twilio, Inc., Cl. A*	6,565	1,831,437
VeriSign, Inc.*	9,008	1,717,826
		5,682,318
LEISURE FACILITIES—2.0%
Vail Resorts, Inc.	20,088	4,661,220

LEISURE PRODUCTS—0.6%
Peloton Interactive, Inc., Cl. A*	13,588	1,497,533

LIFE SCIENCES TOOLS & SERVICES—3.6%
Bio-Techne Corp.	15,560	3,927,500
Lonza Group AG	3,383	2,049,794
Repligen Corp.*	14,734	2,454,242
		8,431,536
METAL & GLASS CONTAINERS—0.7%
Ball Corp.	18,872	1,679,608

MOVIES & ENTERTAINMENT—1.7%
Roku, Inc., Cl. A*	19,789	4,005,294

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—95.0% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—0.6%
Horizon Therapeutics PLC*	18,442	$1,381,859

REAL ESTATE SERVICES—0.6%
FirstService Corp.	11,376	1,526,204

REGIONAL BANKS—0.8%
SVB Financial Group*	6,677	1,941,004

RESEARCH & CONSULTING SERVICES—2.8%
CoStar Group, Inc.*	4,018	3,309,265
Verisk Analytics, Inc., Cl. A	17,861	3,178,722
		6,487,987
RESTAURANTS—2.1%
Chipotle Mexican Grill, Inc., Cl. A*	2,895	3,478,285
Shake Shack, Inc., Cl. A*	23,049	1,556,268
		5,034,553
SEMICONDUCTOR EQUIPMENT—2.6%
Lam Research Corp.	9,083	3,107,112
SolarEdge Technologies, Inc.*	11,875	3,060,069
		6,167,181
SEMICONDUCTORS—5.3%
Advanced Micro Devices, Inc.*	77,733	5,852,519
Inphi Corp.*	12,528	1,750,913
Microchip Technology, Inc.	11,274	1,184,672
Universal Display Corp.	18,629	3,694,317
		12,482,421
SYSTEMS SOFTWARE—1.8%
Crowdstrike Holdings, Inc., Cl. A*	22,061	2,732,034
Palo Alto Networks, Inc.*	7,004	1,549,215
		4,281,249
TRUCKING—0.9%
Old Dominion Freight Line, Inc.	10,925	2,079,792

TOTAL COMMON STOCKS
(Cost $166,211,654)		223,737,620

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(b),(c)	219,610	32,942
(Cost $988,245)		32,942

WARRANTS—2.3%	SHARES	VALUE
BIOTECHNOLOGY—2.3%
Forte Biosciences, Inc., 2/20/21*,@	193,270	5,333,479
(Cost $0)		5,333,479

RIGHTS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Tolero CDR*,@,(b),(d)	590,059	407,141
(Cost $315,501)		407,141

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2020 (Continued)

REAL ESTATE INVESTMENT TRUST—1.7%	SHARES	VALUE
INDUSTRIAL—0.6%
Rexford Industrial Realty, Inc.	28,102	$1,305,619

SPECIALIZED—1.1%
Crown Castle International Corp.	17,797	2,779,891
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,548,823)		4,085,510

SPECIAL PURPOSE VEHICLE—0.5%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES —0.5%
Crosslink Ventures Capital LLC*,@,(b),(c)	48	1,200,000
(Cost $1,200,000)		1,200,000
Total Investments
(Cost $172,264,223)	99.7%	$234,796,692
Affiliated Securities (Cost $2,188,245)		1,232,942
Unaffiliated Securities (Cost $170,075,978)		233,563,750
Other Assets in Excess of Liabilities	0.3%	660,682
NET ASSETS	100.0%	$235,457,374

#	American Depositary Receipts.
(a)	Restricted security - Security restricted from resale until the public disclosure of the company’s financial results for the year ending December 31, 2020.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(d)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Crosslink Ventures Capital LLC	10/2/20	$1,200,000	0.50%	$1,200,000	0.51%
Forte Biosciences, Inc., Warrant	2/19/20	0	0.00%	5,333,479	2.27%
Palantir Technologies, Inc., Cl. A	10/1/20	483,715	0.20%	636,573	0.27%
Prosetta Biosciences, Inc., Series D	2/6/15	988,245	0.50%	32,942	0.01%
Tolero CDR	2/6/17	315,501	0.19%	407,141	0.17%
Total				$7,610,135	3.23%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—96.1%	SHARES	VALUE
AEROSPACE & DEFENSE—1.5%
HEICO Corp., Cl. A	58,869	$5,504,252

AIR FREIGHT & LOGISTICS—2.5%
XPO Logistics, Inc.*	104,183	9,376,470

APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Lululemon Athletica, Inc.*	24,719	7,892,530

APPLICATION SOFTWARE—12.8%
Bill.com Holdings, Inc.*	51,741	5,174,100
DocuSign, Inc., Cl. A*	34,984	7,075,514
Dynatrace, Inc.*	209,789	7,407,649
Manhattan Associates, Inc.*	90,703	7,755,106
RingCentral, Inc., Cl. A*	25,755	6,653,547
Vertex, Inc., Cl. A*	253,298	6,139,944
Zoom Video Communications, Inc., Cl. A*	17,692	8,154,419
		48,360,279
AUTOMOBILE MANUFACTURERS—1.3%
Tesla, Inc.*	12,977	5,035,595

BIOTECHNOLOGY—4.2%
Exact Sciences Corp.*	52,791	6,537,110
Invitae Corp.*	235,494	9,233,719
		15,770,829
CASINOS & GAMING—4.3%
DraftKings, Inc. Cl. A*	202,917	7,183,262
Penn National Gaming, Inc.*	166,227	8,972,933
		16,156,195
DATA PROCESSING & OUTSOURCED SERVICES—1.7%
Square, Inc., Cl. A*	40,969	6,345,279

DISTRIBUTORS—2.4%
Pool Corp.	26,051	9,113,421

DIVERSIFIED SUPPORT SERVICES—1.8%
Copart, Inc.*	60,603	6,688,147

ELECTRICAL COMPONENTS & EQUIPMENT—2.7%
Generac Holdings, Inc.*	47,330	9,946,400

FINANCIAL EXCHANGES & DATA—2.3%
MarketAxess Holdings, Inc.	15,892	8,563,404

GENERAL MERCHANDISE STORES—1.3%
Ollie’s Bargain Outlet Holdings, Inc.*	58,085	5,058,623

HEALTHCARE EQUIPMENT—3.8%
Cantel Medical Corp.	158,397	7,577,712
DexCom, Inc.*	21,231	6,785,003
		14,362,715
HEALTHCARE SERVICES—1.2%
1Life Healthcare, Inc.*	164,695	4,646,046

HEALTHCARE SUPPLIES—5.5%
Quidel Corp.*	55,152	14,796,729

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
HEALTHCARE SUPPLIES—5.5% (CONT.)
Silk Road Medical, Inc.*	94,535	$5,728,821
		20,525,550
HEALTHCARE TECHNOLOGY—3.0%
Teladoc Health, Inc.*	22,662	4,452,177
Veeva Systems, Inc., Cl. A*	24,577	6,637,018
		11,089,195
HOMEFURNISHING RETAIL—1.7%
RH*	19,042	6,383,450

INDUSTRIAL MACHINERY—2.0%
The Middleby Corp.*	75,392	7,504,520

INTERACTIVE MEDIA & SERVICES—3.3%
Pinterest, Inc., Cl. A*	213,166	12,566,136

INTERNET & DIRECT MARKETING RETAIL—11.5%
Chewy, Inc., Cl. A*	102,655	6,323,548
Etsy, Inc.*	43,280	5,262,415
Farfetch Ltd., Cl. A*	168,038	4,726,909
Fiverr International Ltd.*	56,462	8,267,166
MercadoLibre, Inc.*	9,173	11,136,480
Stamps.com, Inc.*	33,158	7,402,192
		43,118,710
INTERNET SERVICES & INFRASTRUCTURE—1.2%
Shopify, Inc., Cl. A*	4,713	4,361,552

LEISURE FACILITIES—1.3%
Vail Resorts, Inc.	21,627	5,018,329

LIFE SCIENCES TOOLS & SERVICES—1.8%
Bio-Techne Corp.	26,626	6,720,669

MOVIES & ENTERTAINMENT—3.0%
Roku, Inc., Cl. A*	55,449	11,222,878

PHARMACEUTICALS—1.2%
Zoetis, Inc., Cl. A	28,680	4,547,214

REAL ESTATE SERVICES—1.3%
Redfin Corp.*	113,236	4,729,868

RESTAURANTS—1.5%
Chipotle Mexican Grill, Inc., Cl. A*	4,589	5,513,592

SEMICONDUCTOR EQUIPMENT—2.0%
Enphase Energy, Inc.*	77,181	7,570,684

SEMICONDUCTORS—3.1%
Advanced Micro Devices, Inc.*	43,653	3,286,634
Universal Display Corp.	41,917	8,312,561
		11,599,195
SYSTEMS SOFTWARE—4.9%
Cloudflare, Inc., Cl. A*	209,319	10,878,308
Crowdstrike Holdings, Inc., Cl. A*	60,519	7,494,673
		18,372,981

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
TRADING COMPANIES & DISTRIBUTORS—1.9%
SiteOne Landscape Supply, Inc.*	59,822	$7,148,131
TOTAL COMMON STOCKS (Cost $311,932,191)		360,812,839
Total Investments (Cost $311,932,191)	96.1%	$360,812,839
Unaffiliated Securities (Cost $311,932,191)		360,812,839
Other Assets in Excess of Liabilities	3.9%	14,514,739
NET ASSETS	100.0%	$375,327,578

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—92.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
Kratos Defense & Security Solutions, Inc.*	690,304	$13,039,843

AIR FREIGHT & LOGISTICS—1.3%
XPO Logistics, Inc.*	139,644	12,567,960

APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Canada Goose Holdings, Inc.*	171,681	5,353,014

APPLICATION SOFTWARE—22.9%
Altair Engineering, Inc., Cl. A*	59,142	2,544,880
Avalara, Inc.*	154,417	23,015,854
Bill.com Holdings, Inc.*	36,936	3,693,600
Cerence, Inc.*	300,608	16,407,185
Ebix, Inc.	176,192	3,182,028
Everbridge, Inc.*	298,505	31,250,487
Globant SA*	118,157	21,340,336
HubSpot, Inc.*	73,743	21,390,632
LivePerson, Inc.*	37,687	2,014,747
Mimecast Ltd.*	169,132	6,462,534
Paylocity Holding Corp.*	307,482	57,044,060
Pluralsight, Inc., Cl. A*	604,383	9,488,813
SPS Commerce, Inc.*	125,317	10,725,882
Vertex, Inc., Cl. A*	431,422	10,457,669
		219,018,707
ASSET MANAGEMENT & CUSTODY BANKS—3.7%
Hamilton Lane, Inc., Cl. A	342,230	23,853,431
StepStone Group, Inc., Cl. A*	465,272	11,962,143
		35,815,574
BIOTECHNOLOGY—8.8%
ACADIA Pharmaceuticals, Inc.*	818,433	38,016,213
Natera, Inc.*	431,672	29,034,259
Puma Biotechnology, Inc.*	1,036,671	8,676,936
Ultragenyx Pharmaceutical, Inc.*	85,414	8,584,107
		84,311,515
CONSUMER FINANCE—0.9%
LendingTree, Inc.*	26,456	8,560,897

EDUCATION SERVICES—5.6%
Chegg, Inc.*	726,553	53,358,052

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.6%
Novanta, Inc.*	57,283	6,227,808

ENVIRONMENTAL & FACILITIES SERVICES—4.0%
Casella Waste Systems, Inc., Cl. A*	709,089	38,283,715

GENERAL MERCHANDISE STORES—3.8%
Ollie’s Bargain Outlet Holdings, Inc.*	414,811	36,125,890

HEALTHCARE DISTRIBUTORS—1.2%
PetIQ, Inc., Cl. A*	395,980	11,309,189

HEALTHCARE EQUIPMENT—10.8%
Glaukos Corp.*	205,663	11,500,675

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—92.2% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—10.8% (CONT.)
Insulet Corp.*	163,385	$36,312,316
Nevro Corp.*	374,018	55,807,225
		103,620,216
HEALTHCARE FACILITIES—0.8%
US Physical Therapy, Inc.	101,750	8,071,828

HEALTHCARE SUPPLIES—1.0%
Eargo, Inc.*	59,372	2,057,240
Silk Road Medical, Inc.*	124,765	7,560,759
		9,617,999
HEALTHCARE TECHNOLOGY—1.2%
Inspire Medical Systems, Inc.*	13,445	1,605,736
Tabula Rasa HealthCare, Inc.*	282,514	9,758,034
		11,363,770
INSURANCE BROKERS—2.4%
eHealth, Inc.*	15,641	1,049,668
Goosehead Insurance, Inc., Cl. A	176,160	21,586,646
		22,636,314
LEISURE FACILITIES—1.6%
Planet Fitness, Inc., Cl. A*	263,101	15,593,996

LIFE SCIENCES TOOLS & SERVICES—2.5%
NeoGenomics, Inc.*	616,204	24,173,683

MANAGED HEALTHCARE—4.1%
Progyny, Inc.*	1,597,376	38,928,053

OIL & GAS EQUIPMENT & SERVICES—0.4%
Core Laboratories NV	270,728	3,912,020

PHARMACEUTICALS—0.3%
Aerie Pharmaceuticals, Inc.*	285,179	3,025,749

REAL ESTATE SERVICES—6.0%
FirstService Corp.	427,067	57,295,309

REGIONAL BANKS—1.0%
Signature Bank	116,475	9,404,192

RESTAURANTS—0.7%
Wingstop, Inc.	60,174	7,000,041

SEMICONDUCTORS—0.8%
Impinj, Inc.*	315,247	8,041,951

SYSTEMS SOFTWARE—0.9%
Rapid7, Inc.*	145,536	9,013,044

THRIFTS & MORTGAGE FINANCE—0.4%
Axos Financial, Inc.*	128,429	3,500,975

TRADING COMPANIES & DISTRIBUTORS—2.5%
SiteOne Landscape Supply, Inc.*	200,989	24,016,176
TOTAL COMMON STOCKS
(Cost $658,135,672)		883,187,480

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments October 31, 2020 (Continued)

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	231,474	$34,721
(Cost $1,041,633)		34,721
Total Investments (Cost $659,177,305)	92.2%	$883,222,201
Affiliated Securities (Cost $1,041,633)		34,721
Unaffiliated Securities (Cost $658,135,672)		883,187,480
Other Assets in Excess of Liabilities	7.8%	74,984,827
NET ASSETS	100.0%	$958,207,028

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Prosetta Biosciences, Inc., Series D	2/6/15	$1,041,633	0.10%	$34,721	0.00%
Total				$34,721	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—87.7%	SHARES	VALUE
AEROSPACE & DEFENSE—1.1%
Hexcel Corp.	30,156	$1,009,623
Mercury Systems, Inc.*	47,606	3,279,101
		4,288,724
ALTERNATIVE CARRIERS—1.0%
Bandwidth, Inc., Cl. A*	24,176	3,876,742

APPAREL RETAIL—0.9%
Burlington Stores, Inc.*	18,755	3,630,593

APPLICATION SOFTWARE—18.5%
ACI Worldwide, Inc.*	122,687	3,578,780
Avalara, Inc.*	63,691	9,493,144
Benefitfocus, Inc.*	99,156	1,018,332
Bill.com Holdings, Inc.*	48,273	4,827,300
Blackbaud, Inc.	45,952	2,267,272
Blackline, Inc.*	22,908	2,237,653
Coupa Software, Inc.*	23,979	6,419,178
Everbridge, Inc.*	50,138	5,248,947
Guidewire Software, Inc.*	34,278	3,294,459
HubSpot, Inc.*	21,229	6,157,896
Manhattan Associates, Inc.*	38,354	3,279,267
Medallia, Inc.*	83,880	2,386,386
Paycom Software, Inc.*	19,767	7,196,967
Q2 Holdings, Inc.*	46,570	4,249,047
Smartsheet, Inc., Cl. A*	44,207	2,203,719
SPS Commerce, Inc.*	37,071	3,172,907
Tyler Technologies, Inc.*	8,902	3,421,751
Vertex, Inc., Cl. A*	90,258	2,187,854
		72,640,859
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Affiliated Managers Group, Inc.	36,814	2,774,671

BIOTECHNOLOGY—4.5%
Biodesix, Inc.*	54,061	671,978
BioNTech SE#,*	23,142	1,975,401
CareDx, Inc.*	138,503	6,793,572
Exact Sciences Corp.*	36,367	4,503,326
Moderna, Inc.*	30,127	2,032,669
Turning Point Therapeutics, Inc.*	16,773	1,546,303
		17,523,249
CASINOS & GAMING—2.8%
DraftKings, Inc., Cl. A*	140,914	4,988,356
Penn National Gaming, Inc.*	109,363	5,903,414
		10,891,770
CONSUMER FINANCE—0.6%
dMY Technology Group, Inc. II, Cl. A*	217,156	2,182,418

DIVERSIFIED SUPPORT SERVICES—0.5%
IAA, Inc.*	36,890	2,087,605

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—87.7% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
Sunrun, Inc.*	124,592	$6,481,276

ELECTRONIC COMPONENTS—0.7%
Dolby Laboratories, Inc., Cl. A	35,035	2,630,428

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.2%
Cognex Corp.	71,118	4,686,676

FINANCIAL EXCHANGES & DATA—0.9%
Tradeweb Markets, Inc., Cl. A	66,907	3,645,093

FOOD DISTRIBUTORS—1.1%
The Chefs’ Warehouse, Inc.*	38,729	523,616
US Foods Holding Corp.*	184,624	3,858,642
		4,382,258
HEALTHCARE EQUIPMENT—10.6%
ABIOMED, Inc.*	18,933	4,768,844
Cantel Medical Corp.	92,696	4,434,577
CryoPort, Inc.*	86,255	3,462,276
DexCom, Inc.*	20,127	6,432,187
Inmode Ltd.*	15,105	552,239
Inogen, Inc.*	26,058	761,154
Insulet Corp.*	51,812	11,515,216
Mesa Laboratories, Inc.	8,265	2,160,554
Tandem Diabetes Care, Inc.*	68,893	7,509,337
		41,596,384
HEALTHCARE SERVICES—2.2%
1Life Healthcare, Inc.*	108,006	3,046,849
Guardant Health, Inc.*	43,942	4,686,854
Progenity, Inc.*	175,679	876,638
		8,610,341
HEALTHCARE SUPPLIES—7.5%
Neogen Corp.*	73,846	5,150,020
Quidel Corp.*	89,712	24,068,833
		29,218,853
HEALTHCARE TECHNOLOGY—6.1%
Livongo Health, Inc.*	19,998	2,552,345
Teladoc Health, Inc.*	26,056	5,118,962
Veeva Systems, Inc., Cl. A*	48,382	13,065,559
Vocera Communications, Inc.*	96,971	3,178,709
		23,915,575
HOME IMPROVEMENT RETAIL—0.0%
Leslie’s, Inc.*	6,001	131,842

HOMEFURNISHING RETAIL—0.6%
Bed Bath & Beyond, Inc.	123,464	2,444,587

HYPERMARKETS & SUPER CENTERS—0.9%
BJ’s Wholesale Club Holdings, Inc.*	87,127	3,336,093

INTERACTIVE HOME ENTERTAINMENT—1.1%
Take-Two Interactive Software, Inc.*	26,800	4,151,856

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—87.7% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—0.2%
Eventbrite, Inc., Cl. A*	100,603	$928,566

INTERNET & DIRECT MARKETING RETAIL—2.5%
Farfetch Ltd., Cl. A*	174,390	4,905,591
Fiverr International Ltd.*	29,096	4,260,236
The RealReal, Inc.*	49,549	623,822
		9,789,649
INTERNET SERVICES & INFRASTRUCTURE—2.4%
BigCommerce Holdings, Inc.*	2,827	207,502
Shopify, Inc., Cl. A*	9,833	9,099,753
		9,307,255
LEISURE FACILITIES—0.5%
Planet Fitness, Inc., Cl. A*	31,960	1,894,269

LIFE SCIENCES TOOLS & SERVICES—6.5%
10X Genomics, Inc., Cl. A*	18,033	2,468,718
Bio-Techne Corp.	41,475	10,468,704
NanoString Technologies, Inc.*	83,281	3,052,249
NeoGenomics, Inc.*	79,696	3,126,474
PRA Health Sciences, Inc.*	20,113	1,959,811
Repligen Corp.*	26,892	4,479,400
		25,555,356
MANAGED HEALTHCARE—0.6%
HealthEquity, Inc.*	43,268	2,227,869

MOVIES & ENTERTAINMENT—0.8%
Live Nation Entertainment, Inc.*	63,338	3,090,894

OIL & GAS EXPLORATION & PRODUCTION—0.4%
Magnolia Oil & Gas Corp., Cl. A*	398,442	1,729,238

PHARMACEUTICALS—0.2%
Aerie Pharmaceuticals, Inc.*	66,293	703,369

REGIONAL BANKS—0.6%
Webster Financial Corp.	69,071	2,224,777

RESTAURANTS—2.5%
Shake Shack, Inc., Cl. A*	76,316	5,152,856
Wingstop, Inc.	37,985	4,418,795
		9,571,651
SEMICONDUCTOR EQUIPMENT—1.1%
SolarEdge Technologies, Inc.*	16,226	4,181,278

SEMICONDUCTORS—1.1%
Universal Display Corp.	20,901	4,144,877

SPECIALTY CHEMICALS—1.0%
Balchem Corp.	37,168	3,714,942

SPECIALTY STORES—1.1%
Five Below, Inc.*	24,171	3,222,961
Sportsman’s Warehouse Holdings, Inc.*	74,150	965,433
		4,188,394

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—87.7% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—1.0%
Proofpoint, Inc.*	40,809	$3,907,054
TOTAL COMMON STOCKS (Cost $207,540,176)		342,287,331

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	50,688	7,603
(Cost $228,096)		7,603

RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(c)	174,782	120,600
(Cost $94,483)		120,600

REAL ESTATE INVESTMENT TRUST—1.6%	SHARES	VALUE
SPECIALIZED—1.6%
Digital Realty Trust, Inc.	42,881	6,187,728
(Cost $5,612,706)		6,187,728

SPECIAL PURPOSE VEHICLE—0.5%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES —0.1%
Crosslink Ventures Capital LLC*,@,(a),(b)	72	1,800,000
(Cost $1,800,000)		1,800,000
Total Investments (Cost $215,275,461)	89.8%	$350,403,262
Affiliated Securities (Cost $2,028,096)		1,807,603
Unaffiliated Securities (Cost $213,247,365)		348,595,659
Other Assets in Excess of Liabilities	10.2%	39,821,630
NET ASSETS	100.0%	$390,224,892

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Crosslink Ventures Capital LLC	10/2/20	$1,800,000	0.49%	$1,800,000	0.46%
Prosetta Biosciences, Inc., Series D	2/6/15	228,096	0.10%	7,603	0.00%
Tolero CDR	2/6/17	94,483	0.08%	120,600	0.03%
Total				$1,928,203	0.49%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—97.8%	SHARES	VALUE
AEROSPACE & DEFENSE—1.8%
Mercury Systems, Inc.*	1,572,692	$108,327,025

ALTERNATIVE CARRIERS—1.4%
Bandwidth, Inc., Cl. A*	532,488	85,387,113

APPLICATION SOFTWARE—25.9%
Alteryx, Inc., Cl. A*	470,899	59,027,190
ANSYS, Inc.*	445,432	135,576,139
Avalara, Inc.*	956,049	142,499,104
Blackline, Inc.*	1,360,409	132,884,751
Coupa Software, Inc.*	237,312	63,528,422
Datadog, Inc., Cl. A*	1,323,105	120,071,779
Everbridge, Inc.*	1,101,915	115,359,481
Guidewire Software, Inc.*	1,006,464	96,731,255
Medallia, Inc.*	2,423,081	68,936,654
Model N, Inc.*	3,107,542	109,478,705
Paycom Software, Inc.*	336,925	122,671,023
Pluralsight, Inc., Cl. A*	3,346,469	52,539,563
PROS Holdings, Inc.*	2,065,118	58,174,374
Q2 Holdings, Inc.*	989,802	90,309,534
Smartsheet, Inc., Cl. A*	1,266,537	63,136,869
Tyler Technologies, Inc.*	266,038	102,259,686
		1,533,184,529
BIOTECHNOLOGY—7.6%
CareDx, Inc.*	4,197,582	205,891,397
Natera, Inc.*	3,697,466	248,691,563
		454,582,960
BUILDING PRODUCTS—2.0%
Trex Co., Inc.*	1,722,720	119,797,949

EDUCATION SERVICES—3.3%
Chegg, Inc.*	2,693,974	197,845,451

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.2%
Cognex Corp.	2,004,491	132,095,957

HEALTHCARE DISTRIBUTORS—1.1%
PetIQ, Inc., Cl. A*	2,207,971	63,059,652

HEALTHCARE EQUIPMENT—20.0%
ABIOMED, Inc.*	433,882	109,286,198
AtriCure, Inc.*	2,360,131	81,566,127
Cantel Medical Corp.	2,659,134	127,212,971
CryoPort, Inc.*	4,676,882	187,730,043
Heska Corp.*	1,095,146	128,493,480
Insulet Corp.*	668,080	148,480,780
iRhythm Technologies, Inc.*	425,030	89,872,594
Nevro Corp.*	933,911	139,348,860
Tactile Systems Technology, Inc.*	1,903,368	69,625,201
Tandem Diabetes Care, Inc.*	928,579	101,215,111
		1,182,831,365

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—97.8% (CONT.)	SHARES	VALUE
HEALTHCARE SERVICES—1.4%
Guardant Health, Inc.*	772,549	$82,400,076

HEALTHCARE SUPPLIES—6.5%
Neogen Corp.*	1,531,679	106,819,293
Quidel Corp.*	1,035,340	277,771,369
		384,590,662
HEALTHCARE TECHNOLOGY—4.5%
Teladoc Health, Inc.*	331,036	65,035,333
Veeva Systems, Inc., Cl. A*	755,764	204,094,068
		269,129,401
INTERNET & DIRECT MARKETING RETAIL—1.5%
Stamps.com, Inc.*	388,937	86,826,296

INTERNET SERVICES & INFRASTRUCTURE—1.1%
Shopify, Inc., Cl. A*	69,592	64,402,525

LIFE SCIENCES TOOLS & SERVICES—4.8%
Bio-Techne Corp.	540,332	136,385,200
Repligen Corp.*	898,903	149,730,273
		286,115,473
MANAGED HEALTHCARE—1.5%
HealthEquity, Inc.*	1,755,193	90,374,888

RESTAURANTS—4.4%
Shake Shack, Inc., Cl. A*	1,739,863	117,475,550
Wingstop, Inc.	1,246,810	145,041,407
		262,516,957
SEMICONDUCTORS—2.7%
Monolithic Power Systems, Inc.	509,287	162,768,125

SPECIALTY CHEMICALS—1.3%
Balchem Corp.	777,388	77,699,931

SYSTEMS SOFTWARE—2.8%
Proofpoint, Inc.*	849,064	81,289,387
Sailpoint Technologies Holdings, Inc.*	2,052,903	85,216,004
		166,505,391
TOTAL COMMON STOCKS
(Cost $4,029,971,382)		5,810,441,726

RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(b),(c)	11,905	8,214
(Cost $6,436)		8,214
Total Investments
(Cost $4,029,977,818)	97.8%	$5,810,449,940
Unaffiliated Securities (Cost $4,029,977,818)		5,810,449,940
Other Assets in Excess of Liabilities	2.2%	131,890,639
NET ASSETS	100.0%	$5,942,340,579

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Contingent Deferred Rights.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments October 31, 2020 (Continued)

*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Tolero CDR	2/6/17	$6,436	0.00%	$8,214	0.00%
Total				$8,214	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—98.6%	SHARES	VALUE
AUSTRALIA—5.8%
HEALTHCARE SUPPLIES—1.1%
Nanosonics Ltd.*	490,062	$1,776,115

INTERNET & DIRECT MARKETING RETAIL—2.6%
Kogan.com Ltd.	276,253	4,000,469

IT CONSULTING & OTHER SERVICES—2.1%
Appen Ltd.	143,200	3,262,751
TOTAL AUSTRALIA (Cost $6,684,831)		9,039,335

BELGIUM—1.9%
APPLICATION SOFTWARE—1.9%
Unifiedpost Group SA*	112,287	2,916,409
(Cost $2,879,104)

BRAZIL—1.8%
SPECIALTY STORES—1.8%
Pet Center Comercio e Participacoes SA*,(a)
(Cost $2,524,959)	914,962	2,830,478

CHINA—13.1%
AUTOMOBILE MANUFACTURERS—2.4%
Geely Automobile Holdings Ltd.	1,804,000	3,706,939

CONSTRUCTION MACHINERY & HEAVY TRUCKS—2.8%
Sany Heavy Industry Co., Ltd., Cl. A	1,099,843	4,276,096

INTERACTIVE MEDIA & SERVICES—3.5%
Tencent Holdings Ltd.	72,200	5,516,453

INTERNET & DIRECT MARKETING RETAIL—4.4%
JD.com, Inc.#,*	40,200	3,277,104
Meituan, Cl. B*	94,000	3,504,221
		6,781,325
TOTAL CHINA (Cost $15,000,865)		20,280,813
DENMARK—4.4%
AIR FREIGHT & LOGISTICS—2.4%
DSV PANALPINA AS	23,600	3,829,079

BIOTECHNOLOGY—2.0%
Genmab AS*	9,200	3,073,175
TOTAL DENMARK (Cost $3,958,831)		6,902,254
FRANCE—10.0%
AEROSPACE & DEFENSE—2.0%
Airbus SE*	42,700	3,124,326

APPAREL ACCESSORIES & LUXURY GOODS—2.6%
LVMH Moet Hennessy Louis Vuitton SE	8,700	4,078,280

LIFE SCIENCES TOOLS & SERVICES—3.0%
Eurofins Scientific SE*	5,750	4,579,039

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
FRANCE—10.0% (CONT.)
RESEARCH & CONSULTING SERVICES—2.4%
Teleperformance	12,557	$3,769,561
TOTAL FRANCE
(Cost $11,375,559)		15,551,206
GERMANY—2.0%
FOOTWEAR—2.0%
Puma SE	35,300	3,090,408
(Cost $1,845,665)

HONG KONG—6.1%
APPAREL ACCESSORIES & LUXURY GOODS—1.5%
Samsonite International SA*,(a)	2,357,000	2,404,478

FINANCIAL EXCHANGES & DATA—2.5%
Hong Kong Exchanges & Clearing Ltd.	80,000	3,833,473

INDUSTRIAL MACHINERY—2.1%
Techtronic Industries Co., Ltd.	237,000	3,192,213
TOTAL HONG KONG
(Cost $6,764,691)		9,430,164

INDIA—4.3%
DIVERSIFIED BANKS—2.2%
HDFC Bank Ltd.#,*	59,000	3,388,960

OIL & GAS REFINING & MARKETING—2.1%
Reliance Industries Ltd.	121,100	3,353,544
TOTAL INDIA
(Cost $5,645,510)		6,742,504

IRELAND—2.2%
PACKAGED FOODS & MEATS—2.2%
Kerry Group PLC, Cl. A	28,041	3,356,707
(Cost $2,962,801)

ITALY—6.0%
APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Moncler SpA	70,986	2,840,393

AUTOMOBILE MANUFACTURERS—2.4%
Ferrari NV	21,062	3,757,882

DATA PROCESSING & OUTSOURCED SERVICES—1.8%
Nexi SpA*,(a)	177,900	2,738,729
TOTAL ITALY
(Cost $7,699,318)		9,337,004

JAPAN—11.8%
ELECTRONIC COMPONENTS—2.8%
Murata Manufacturing Co., Ltd.	61,400	4,305,489

HEALTHCARE SUPPLIES—2.0%
Hoya Corp.	27,900	3,148,408

INDUSTRIAL MACHINERY—2.9%
FANUC Corp.	21,600	4,562,021

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
JAPAN—11.8% (CONT.)
INTERACTIVE HOME ENTERTAINMENT—2.2%
Nintendo Co., Ltd.	6,200	$3,351,950

SEMICONDUCTOR EQUIPMENT—1.9%
Lasertec Corp.	33,299	2,884,111
TOTAL JAPAN
(Cost $13,041,253)		18,251,979
NETHERLANDS—7.6%
DATA PROCESSING & OUTSOURCED SERVICES—2.6%
Adyen NV*,(a)	2,400	4,033,959

HEAVY ELECTRICAL EQUIPMENT—2.3%
Alfen Beheer BV*,(a)	55,300	3,534,161

SEMICONDUCTOR EQUIPMENT—2.7%
ASML Holding NV	11,500	4,160,914
TOTAL NETHERLANDS
(Cost $6,044,882)		11,729,034

NEW ZEALAND—3.3%
APPLICATION SOFTWARE—2.3%
Xero Ltd.*	46,600	3,616,443

PACKAGED FOODS & MEATS—1.0%
a2 Milk Co., Ltd.*	154,000	1,480,301
TOTAL NEW ZEALAND
(Cost $3,171,712)		5,096,744

SPAIN—2.1%
BIOTECHNOLOGY—2.1%
Grifols SA#	192,941	3,276,138
(Cost $3,850,069)

SWEDEN—4.7%
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
EQT AB	162,898	3,095,530

INTERACTIVE HOME ENTERTAINMENT—2.7%
Stillfront Group AB*	36,337	4,270,840
TOTAL SWEDEN (Cost $4,664,261)		7,366,370

SWITZERLAND—4.9%
ASSET MANAGEMENT & CUSTODY BANKS—2.3%
Partners Group Holding AG	3,884	3,496,789

SPECIALTY CHEMICALS—2.6%
Sika AG	16,700	4,108,283
TOTAL SWITZERLAND (Cost $5,132,132)		7,605,072
TAIWAN—2.2%
SEMICONDUCTORS—2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.#	41,700	3,497,379
(Cost $3,552,591)

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
UNITED KINGDOM—2.0%
FINANCIAL EXCHANGES & DATA—2.0%
London Stock Exchange Group PLC	28,500	$3,072,122
(Cost $1,822,124)
UNITED STATES—2.4%
APPAREL ACCESSORIES & LUXURY GOODS—2.4%
Lululemon Athletica, Inc.*	11,891	3,796,677
(Cost $2,246,530)
TOTAL COMMON STOCKS
(Cost $110,867,688)		153,168,797
Total Investments
(Cost $110,867,688)	98.6%	$153,168,797
Unaffiliated Securities (Cost $110,867,688)		153,168,797
Other Assets in Excess of Liabilities	1.4%	2,113,400
NET ASSETS	100.0%	$155,282,197

#	American Depositary Receipts.
(a)	Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities represent 10.0% of the net assets of the Fund.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2020

COMMON STOCKS—95.1%	SHARES	VALUE
BIOTECHNOLOGY—24.1%
AbbVie, Inc.	33,914	$2,886,081
Acceleron Pharma, Inc.*	7,251	758,310
Adverum Biotechnologies, Inc.*	14,618	159,482
Argenx SE#,*	11,416	2,832,652
Arrowhead Pharmaceuticals, Inc.*	36,117	2,069,504
Avidity Biosciences, Inc.*	16,243	401,689
BeiGene Ltd.#,*	4,390	1,301,723
BioMarin Pharmaceutical, Inc.*	30,735	2,287,606
BioNTech SE#,*	19,845	1,693,969
Black Diamond Therapeutics, Inc.*	16,617	523,602
Castle Biosciences, Inc.*	22,331	1,036,828
ChemoCentryx, Inc.*	23,759	1,140,432
Constellation Pharmaceuticals, Inc.*	64,417	1,263,862
Exact Sciences Corp.*	40,263	4,985,767
Fate Therapeutics, Inc.*	15,171	673,592
Forte Biosciences, Inc.*	177,801	6,784,887
Genmab AS#,*	59,796	2,012,733
Halozyme Therapeutics, Inc.*	47,931	1,342,068
Invitae Corp.*	61,763	2,421,727
Iovance Biotherapeutics, Inc.*	19,246	686,697
Moderna, Inc.*	38,590	2,603,667
Natera, Inc.*	72,318	4,864,109
Sage Therapeutics, Inc.*	31,161	2,286,594
Sarepta Therapeutics, Inc.*	15,398	2,092,742
Seagen, Inc.*	8,264	1,378,435
TG Therapeutics, Inc.*	66,274	1,674,744
Trillium Therapeutics, Inc.*	26,790	333,536
Turning Point Therapeutics, Inc.*	33,998	3,134,276
Twist Bioscience Corp.*	25,848	1,980,991
Vertex Pharmaceuticals, Inc.*	33,459	6,971,518
Zymeworks, Inc.*	15,716	614,810
		65,198,633
HEALTHCARE EQUIPMENT—25.5%
Abbott Laboratories	78,331	8,233,371
ABIOMED, Inc.*	11,369	2,863,624
Boston Scientific Corp.*	28,422	974,022
CryoPort, Inc.*	63,245	2,538,654
Danaher Corp.	48,462	11,123,968
DexCom, Inc.*	24,368	7,787,525
Edwards Lifesciences Corp.*	42,843	3,071,415
IDEXX Laboratories, Inc.*	19,904	8,455,617
Insulet Corp.*	20,644	4,588,129
Intuitive Surgical, Inc.*	5,998	4,001,146
iRhythm Technologies, Inc.*	8,781	1,856,742
Masimo Corp.*	14,453	3,234,870
Nevro Corp.*	13,618	2,031,942
Sartorius AG	9,983	4,225,789

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—95.1% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—25.5% (CONT.)
Tandem Diabetes Care, Inc.*	35,725	$3,894,025
		68,880,839
HEALTHCARE SERVICES—3.5%
1Life Healthcare, Inc.*	69,642	1,964,601
Cigna Corp.	9,999	1,669,533
Guardant Health, Inc.*	55,317	5,900,111
		9,534,245
HEALTHCARE SUPPLIES—7.6%
Align Technology, Inc.*	6,496	2,767,816
Quidel Corp.*	36,704	9,847,316
Silk Road Medical, Inc.*	47,347	2,869,228
STAAR Surgical Co.*	32,482	2,354,945
West Pharmaceutical Services, Inc.	9,911	2,696,486
		20,535,791
HEALTHCARE TECHNOLOGY—5.4%
Livongo Health, Inc.*	21,432	2,735,366
Phreesia, Inc.*	16,673	616,401
Schrodinger, Inc.*	23,815	1,161,696
Teladoc Health, Inc.*	11,973	2,352,216
Veeva Systems, Inc., Cl. A*	28,760	7,766,637
		14,632,316
INSURANCE BROKERS—0.4%
eHealth, Inc.*	17,801	1,194,625

LIFE SCIENCES TOOLS & SERVICES—12.7%
10X Genomics, Inc., Cl. A*	18,946	2,593,707
Adaptive Biotechnologies Corp.*	47,178	2,173,962
Berkeley Lights, Inc.*	11,569	839,562
Bio-Techne Corp.	18,827	4,752,123
Illumina, Inc.*	7,040	2,060,608
Lonza Group AG	6,743	4,085,653
Personalis, Inc.*	80,915	2,001,028
Repligen Corp.*	28,053	4,672,788
Thermo Fisher Scientific, Inc.	23,598	11,164,686
		34,344,117
MANAGED HEALTHCARE—5.7%
HealthEquity, Inc.*	11,578	596,151
Humana, Inc.	13,806	5,512,460
UnitedHealth Group, Inc.	30,834	9,408,687
		15,517,298
PHARMACEUTICALS—10.2%
AstraZeneca PLC#	80,442	4,034,971
Axsome Therapeutics, Inc.*	15,001	994,716
Catalent, Inc.*	35,127	3,083,097
Eli Lilly & Co.	20,085	2,620,289
Horizon Therapeutics PLC*	56,266	4,216,011
Ocular Therapeutix, Inc.*	73,125	694,688

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—95.1% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—10.2% (CONT.)
Provention Bio, Inc.*	30,209	$358,279
Reata Pharmaceuticals, Inc., Cl. A*	8,209	958,072
Roche Holding AG#	89,321	3,571,947
Royalty Pharma PLC, Cl. A	29,363	1,077,622
Zoetis, Inc., Cl. A	38,164	6,050,902
		27,660,594
TOTAL COMMON STOCKS
(Cost $193,184,973)		257,498,458

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	897,366	134,605
(Cost $4,038,147)		134,605

WARRANTS—2.2%	SHARES	VALUE
BIOTECHNOLOGY—2.2%
Forte Biosciences, Inc., 2/20/21*,@	211,625	5,840,004
(Cost $0)		5,840,004

RIGHTS—0.5%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Tolero CDR*,@,(a),(c)	1,956,996	1,350,327
(Cost $1,044,370)		1,350,327
Total Investments
(Cost $198,267,490)	97.8%	$264,823,394
Affiliated Securities (Cost $4,038,147)		134,605
Unaffiliated Securities (Cost $194,229,343)		264,688,789
Other Assets in Excess of Liabilities	2.2%	6,072,156
NET ASSETS	100.0%	$270,895,550

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Forte Biosciences, Inc. Warrants	2/19/20	$0	0.00%	$5,840,004	2.15%
Prosetta Biosciences, Inc., Series D	2/6/15	4,038,147	2.00%	134,605	0.05%
Tolero CDR	2/6/17	1,044,370	0.90%	1,350,327	0.50%
Total				$7,324,936	2.70%

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020

	Alger Capital
	Appreciation Fund		Alger 25 Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,336,076,719		$22,074,685
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,775,000		—
Cash and cash equivalents	8,429,354		466,920
Receivable for investment securities sold	66,535,001		—
Receivable for shares of beneficial interest sold	1,486,663		—
Dividends and interest receivable	703,843		—
Receivable from Investment Manager	—		11,979
Prepaid expenses	204,004		14,942
Total Assets	3,416,210,584		22,568,526

LIABILITIES:
Payable for investment securities purchased	59,438,289		—
Payable for shares of beneficial interest redeemed	5,073,572		—
Accrued investment advisory fees	2,194,408		97,969
Accrued transfer agent fees	608,991		207
Accrued distribution fees	480,555		—
Accrued printing fees	114,799		757
Accrued administrative fees	82,331		551
Accrued fund accounting fees	77,902		1,472
Accrued professional fees	39,552		20,992
Accrued shareholder administrative fees	38,840		242
Accrued custodian fees	25,747		9,129
Accrued trustee fees	8,218		54
Accrued tax payable	2,245		344
Accrued other expenses	2,049		1,146
Total Liabilities	68,187,498		132,863
NET ASSETS	$3,348,023,086		$22,435,663

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,609,733,782		14,425,624
Distributable earnings	1,738,289,304		8,010,039
NET ASSETS	$3,348,023,086		$22,435,663
* Identified cost	$1,977,729,432	(a)	$15,596,108	(b)
** Identified cost	$2,775,000	(a)	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Capital
	Appreciation Fund	Alger 25 Fund
NET ASSETS BY CLASS:
Class A	$1,320,072,958	$—
Class C	$204,908,677	$—
Class P	$—	$21,764,490
Class P-2	$—	$671,173
Class Z	$1,823,041,451	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	39,102,877	—
Class C	8,265,030	—
Class P	—	1,294,345
Class P-2	—	39,809
Class Z	51,863,365	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$33.76	$—
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$35.63	$—
Class C — Net Asset Value Per Share Class C	$24.79	$—
Class P — Net Asset Value Per Share Class P	$—	$16.82
Class P-2 — Net Asset Value Per Share Class P-2	$—	$16.86
Class Z — Net Asset Value Per Share Class Z	$35.15	$—

See Notes to Financial Statements.

(a)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,010,415,342, amounted to $1,328,436,377 which consisted of aggregate gross unrealized appreciation of $1,365,154,678 and aggregate gross unrealized depreciation of $36,718,301.

(b)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $15,610,783, amounted to $6,463,902 which consisted of aggregate gross unrealized appreciation of $6,493,133 and aggregate gross unrealized depreciation of $29,231.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

			Alger Growth &
	Alger 35 Fund		Income Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$13,592,158		$108,392,852
Cash and cash equivalents	905,917		605,561
Receivable for investment securities sold	—		660,322
Receivable for shares of beneficial interest sold	—		65,007
Dividends and interest receivable	498		173,657
Receivable from Investment Manager	11,285		244
Prepaid expenses	16,399		48,484
Total Assets	14,526,257		109,946,127

LIABILITIES:
Payable for investment securities purchased	51,548		644,566
Payable for shares of beneficial interest redeemed	—		87,533
Accrued investment advisory fees	61,570		48,276
Accrued professional fees	21,265		22,905
Accrued custodian fees	8,662		9,911
Accrued fund accounting fees	1,298		3,641
Accrued tax payable	1,117		2,519
Accrued printing	536		8,040
Accrued administrative fees	351		2,655
Accrued transfer agent fees	210		30,176
Accrued distribution fees	—		28,052
Accrued shareholder administrative fees	141		1,469
Accrued trustee fees	34		278
Accrued other expenses	739		5,932
Total Liabilities	147,471		895,953
NET ASSETS	$14,378,786		$109,050,174

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	8,362,182		50,499,727
Distributable earnings	6,016,604		58,550,447
NET ASSETS	$14,378,786		$109,050,174
* Identified cost	$10,077,818	(a)	$52,185,697	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

		Alger Growth &
	Alger 35 Fund	Income Fund
NET ASSETS BY CLASS:
Class A	$—	$74,250,864
Class C	$—	$13,126,917
Class P	$14,127,712	$—
Class P-2	$251,074	$—
Class Z	$—	$21,672,393

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,692,057
Class C	—	303,757
Class P	811,646	—
Class P-2	14,401	—
Class Z	—	493,279

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$43.88
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$46.31
Class C — Net Asset Value Per Share Class C	$—	$43.22
Class P — Net Asset Value Per Share Class P	$17.41	$—
Class P-2 — Net Asset Value Per Share Class P-2	$17.43	$—
Class Z — Net Asset Value Per Share Class Z	$—	$43.94

See Notes to Financial Statements.

(a)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,077,838, amounted to $3,514,320 which consisted of aggregate gross unrealized appreciation of $3,575,547 and aggregate gross unrealized depreciation of $61,227.

(b)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $51,620,630, amounted to $56,772,222 which consisted of aggregate gross unrealized appreciation of $59,429,934 and aggregate gross unrealized depreciation of $2,657,712.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Mid Cap		Alger Mid Cap Focus
	Growth Fund		Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$233,563,750		$360,812,839
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	1,232,942		—
Cash and cash equivalents	2,506,276		19,649,253
Receivable for investment securities sold	—		3,753,347
Receivable for shares of beneficial interest sold	90,036		3,780,387
Dividends and interest receivable	5,280		6,244
Receivable from Investment Manager	11,908		—
Prepaid expenses	71,498		53,023
Total Assets	237,481,690		388,055,093

LIABILITIES:
Payable for investment securities purchased	1,554,658		11,823,869
Payable for shares of beneficial interest redeemed	105,477		610,976
Accrued investment advisory fees	159,433		214,717
Accrued distribution fees	60,639		15,203
Accrued transfer agent fees	41,347		4,949
Accrued professional fees	37,454		22,192
Accrued custodian fees	25,839		9,817
Accrued printing fees	19,023		3,857
Accrued fund accounting fees	6,843		7,709
Accrued administrative fees	5,769		8,435
Accrued shareholder administrative fees	3,308		3,068
Accrued tax payable	3,139		1,861
Accrued trustee fees	549		712
Accrued other expenses	838		150
Total Liabilities	2,024,316		12,727,515
NET ASSETS	$235,457,374		$375,327,578

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	149,284,361		319,695,575
Distributable earnings	86,173,013		55,632,003
NET ASSETS	$235,457,374		$375,327,578
* Identified cost	$170,075,978	(a)	$311,932,191	(b)
** Identified cost	$2,188,245	(a)	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Mid Cap Growth	Alger Mid Cap Focus
	Fund	Fund
NET ASSETS BY CLASS:
Class A	$187,551,851	$—
Class B	$15,410,739	$—
Class C	$5,691,062	$—
Class I	$—	$67,796,006
Class Z	$26,803,722	$307,531,572

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	9,723,097	—
Class B	1,048,349	—
Class C	399,017	—
Class I	—	4,490,476
Class Z	1,365,115	20,305,005

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$19.29	$—
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$20.36	$—
Class B — Net Asset Value Per Share Class B	$14.70	$—
Class C — Net Asset Value Per Share Class C	$14.26	$—
Class I — Net Asset Value Per Share Class I	$—	$15.10
Class Z — Net Asset Value Per Share Class Z	$19.63	$15.15

See Notes to Financial Statements.

(a)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $175,700,312, amounted to $59,096,380 which consisted of aggregate gross unrealized appreciation of $65,253,936 and aggregate gross unrealized depreciation of $6,157,556.

(b)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $312,393,083, amounted to $48,419,756 which consisted of aggregate gross unrealized appreciation of $53,726,668 and aggregate gross unrealized depreciation of $5,306,912.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Weatherbie
	Specialized Growth		Alger Small Cap
	Fund		Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$883,187,480		$348,595,659
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	34,721		1,807,603
Cash and cash equivalents	71,821,782		64,929,222
Receivable for investment securities sold	9,711,965		—
Receivable for shares of beneficial interest sold	4,425,982		1,337,554
Dividends and interest receivable	68,961		—
Receivable from Investment Manager	1,345		3,724
Prepaid expenses	83,442		88,340
Total Assets	969,335,678		416,762,102

LIABILITIES:
Payable for investment securities purchased	8,589,904		25,388,724
Payable for shares of beneficial interest redeemed	1,475,354		658,568
Accrued investment advisory fees	676,398		269,208
Accrued transfer agent fees	113,738		43,843
Accrued distribution fees	109,554		62,181
Accrued printing fees	47,983		23,063
Accrued professional fees	36,345		41,385
Accrued administrative fees	22,973		9,140
Accrued fund accounting	22,366		9,702
Accrued custodian fees	14,592		21,512
Accrued shareholder administrative fees	9,726		4,542
Accrued tax payable	4,713		2,325
Accrued trustee fees	2,147		829
Accrued other expenses	2,857		2,188
Total Liabilities	11,128,650		26,537,210
NET ASSETS	$958,207,028		$390,224,892

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	699,795,799		258,027,400
Distributable earnings	258,411,229		132,197,492
NET ASSETS	$958,207,028		$390,224,892
* Identified cost	$658,135,672	(a)	$213,247,365	(b)
** Identified cost	$1,041,633	(a)	$2,028,096	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Weatherbie
	Specialized Growth	Alger Small Cap
	Fund	Growth Fund
NET ASSETS BY CLASS:
Class A	$174,709,084	$187,488,516
Class B	$—	$5,094,923
Class C	$64,496,752	$18,365,194
Class I	$66,294,079	$—
Class Y	$32,701,841	$—
Class Z	$620,005,272	$179,276,259

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	10,007,953	14,886,166
Class B	—	573,727
Class C	5,600,725	2,175,783
Class I	3,696,112	—
Class Y	1,799,347	—
Class Z	33,189,532	13,682,548

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$17.46	$12.59
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$18.42	$13.29
Class B — Net Asset Value Per Share Class B	$—	$8.88
Class C — Net Asset Value Per Share Class C	$11.52	$8.44
Class I — Net Asset Value Per Share Class I	$17.94	$—
Class Y — Net Asset Value Per Share Class Y	$18.17	$—
Class Z — Net Asset Value Per Share Class Z	$18.68	$13.10

See Notes to Financial Statements.

(a)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $673,659,291, amounted to $209,562,910 which consisted of aggregate gross unrealized appreciation of $245,098,807 and aggregate gross unrealized depreciation of $35,535,897.

(b)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $218,414,694, amounted to $131,988,568 which consisted of aggregate gross unrealized appreciation of $143,271,802 and aggregate gross unrealized depreciation of $11,283,234.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Small Cap		Alger International
	Focus Fund		Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below )* see accompanying schedules of investments	$5,810,449,940		$153,168,797
Cash and cash equivalents	142,998,721		1,262,993
Foreign cash †	—		160,804
Receivable for investment securities sold	—		961,658
Receivable for shares of beneficial interest sold	15,154,974		2,118
Dividends and interest receivable	—		299,209
Receivable for foreign capital gain tax	—		115,559
Receivable from Investment Manager	—		15,720
Prepaid expenses	255,726		59,931
Total Assets	5,968,859,361		156,046,789

LIABILITIES:
Payable for investment securities purchased	4,650,529		463,814
Payable for shares of beneficial interest redeemed	16,168,400		25,905
Accrued investment advisory fees	3,960,759		96,140
Accrued transfer agent fees	625,735		34,993
Accrued distribution fees	430,910		45,113
Accrued printing fees	254,884		19,130
Accrued administrative fees	145,228		3,724
Accrued fund accounting fees	139,246		5,101
Accrued shareholder administrative fees	57,563		2,162
Accrued professional fees	35,341		32,792
Accrued custodian fees	33,258		23,513
Accrued trustee fees	13,602		370
Accrued tax payable	748		8,447
Accrued other expenses	2,579		3,388
Total Liabilities	26,518,782		764,592
NET ASSETS	$5,942,340,579		$155,282,197

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	4,288,747,349		129,341,127
Distributable earnings	1,653,593,230		25,941,070
NET ASSETS	$5,942,340,579		$155,282,197
* Identified cost	$4,029,977,818	(a)	$110,867,688	(b)
† Cost of foreign cash	$—		$163,044	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Small Cap Focus	Alger International
	Fund	Focus Fund
NET ASSETS BY CLASS:
Class A	$566,606,029	$120,831,895
Class B	$—	$18,427,416
Class C	$248,576,894	$2,759,778
Class I	$360,756,236	$642,178
Class Y	$266,569,609	$—
Class Z	$4,499,831,811	$12,620,930

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	21,606,595	6,472,644
Class B	—	1,138,305
Class C	10,623,893	176,029
Class I	13,394,432	34,306
Class Y	9,725,958	—
Class Z	164,190,746	667,816

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$26.22	$18.67
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$27.68	$19.70
Class B — Net Asset Value Per Share Class B	$—	$16.19
Class C — Net Asset Value Per Share Class C	$23.40	$15.68
Class I — Net Asset Value Per Share Class I	$26.93	$18.72
Class Y — Net Asset Value Per Share Class Y	$27.41	$—
Class Z — Net Asset Value Per Share Class Z	$27.41	$18.90

See Notes to Financial Statements.

(a)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $4,063,273,049, amounted to $1,747,176,891 which consisted of aggregate gross unrealized appreciation of $1,975,272,523 and aggregate gross unrealized depreciation of $228,095,632.

(b)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $112,959,568, amounted to $40,209,229 which consisted of aggregate gross unrealized appreciation of $43,286,197 and aggregate gross unrealized depreciation of $3,076,968.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Health
	Sciences Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$264,688,789
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	134,605
Cash and cash equivalents	6,148,853
Receivable for shares of beneficial interest sold	1,010,517
Dividends and interest receivable	157,906
Prepaid expenses	47,175
Total Assets	272,187,845

LIABILITIES:
Payable for shares of beneficial interest redeemed	982,369
Accrued investment advisory fees	132,840
Accrued transfer agent fees	55,865
Accrued distribution fees	39,101
Accrued professional fees	31,926
Accrued custodian fees	12,938
Accrued printing fees	9,354
Accrued fund accounting fees	7,912
Accrued administrative fees	6,642
Accrued tax payable	4,713
Accrued shareholder administrative fees	3,226
Accrued trustee fees	706
Accrued other expenses	4,703
Total Liabilities	1,292,295
NET ASSETS	$270,895,550

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	174,407,313
Distributable earnings	96,488,237
NET ASSETS	$270,895,550
* Identified cost	$194,229,343	(a)
** Identified cost	$4,038,147	(a)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2020 (Continued)

Alger Health Sciences
Fund
NET ASSETS BY CLASS:
Class A	$127,924,502
Class C	$11,862,247
Class Z	$131,108,801

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	4,029,158
Class C	499,573
Class Z	4,098,069

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$31.75
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$33.51
Class C — Net Asset Value Per Share Class C	$23.74
Class Z — Net Asset Value Per Share Class Z	$31.99

See Notes to Financial Statements.

(a)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $201,028,388, amounted to $63,795,006 which consisted of aggregate gross unrealized appreciation of $73,837,071 and aggregate gross unrealized depreciation of $10,042,065.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2020

	Alger Capital
	Appreciation Fund	Alger 25 Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$23,160,273	$168,797
Interest	46,412	1,166
Other Income	17,849	—
Total Income	23,224,534	169,963

EXPENSES:
Investment advisory fees — Note 3(a)	23,089,935	147,149
Distribution fees — Note 3(c)
Class A	3,108,646	—
Class B	45,168	—
Class C	2,189,283	—
Shareholder servicing fees — Note 3(k)	—	384
Shareholder administrative fees — Note 3(f)	402,645	1,792
Administration fees — Note 3(b)	845,064	5,060
Custodian fees	172,095	46,916
Interest expenses	23,505	16
Transfer agent fees — Note 3(f)	1,328,483	1,538
Printing fees	224,692	3,777
Professional fees	144,445	34,618
Registration fees	94,624	40,552
Trustee fees — Note 3(g)	99,900	596
Fund accounting fees	411,797	13,221
Other expenses	170,794	3,965
Total Expenses	32,351,076	299,584
Less, expense reimbursements/waivers — Note 3(a)	—	(133,553)
Net Expenses	32,351,076	166,031
NET INVESTMENT INCOME (LOSS)	(9,126,542)	3,932

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	459,117,848	1,624,580
Net realized (loss) on foreign currency transactions	(78,862)	—
Net change in unrealized appreciation on unaffiliated investments	458,064,458	4,505,895
Net change in unrealized (depreciation) on foreign currency	(3,561)	—
Net realized and unrealized gain on investments and foreign currency	917,099,883	6,130,475
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$907,973,341	$6,134,407
* Foreign withholding taxes	$280,741	$1,542

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2020 (Continued)

		Alger Growth &
	Alger 35 Fund	Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$61,201	$2,970,221
Interest	1,346	4,126
Income from securities lending	—	862
Total Income	62,547	2,975,209

EXPENSES:
Investment advisory fees — Note 3(a)	92,501	557,987
Distribution fees — Note 3(c)
Class A	—	185,547
Class C	—	142,728
Shareholder servicing fees — Note 3(f)	131	—
Shareholder administrative fees — Note 3(f)	1,140	16,912
Administration fees — Note 3(b)	3,180	30,689
Custodian fees	42,825	51,755
Interest expenses	6	417
Transfer agent fees — Note 3(f)	945	69,145
Printing fees	2,467	14,666
Professional fees	34,497	38,079
Registration fees	40,440	52,642
Trustee fees — Note 3(g)	373	3,849
Fund accounting fees	12,325	26,595
Other expenses	3,419	21,313
Total Expenses	234,249	1,212,324
Less, expense reimbursements/waivers — Note 3(a)	(129,916)	(10,208)
Net Expenses	104,333	1,202,116
NET INVESTMENT INCOME (LOSS)	(41,786)	1,773,093

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	2,591,700	1,585,950
Net change in unrealized appreciation on unaffiliated investments	2,214,765	1,439,738
Net change in unrealized appreciation on foreign currency	21	—
Net realized and unrealized gain on investments and foreign currency	4,806,486	3,025,688
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,764,700	$4,798,781
* Foreign withholding taxes	$65	$19,378

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2020 (Continued)

	Alger Mid Cap Growth	Alger Mid Cap Focus
	Fund	Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,024,399	$111,752
Interest	13,340	5,970
Other Income	22,247	—
Total Income	1,059,986	117,722

EXPENSES:
Investment advisory fees — Note 3(a)	1,476,240	938,266
Distribution fees — Note 3(c)
Class A	387,214	—
Class B	136,013	—
Class C	57,430	—
Class I	—	73,074
Shareholder administrative fees — Note 3(f)	30,749	13,404
Administration fees — Note 3(b)	53,417	36,862
Custodian fees	115,302	54,236
Interest expenses	331	1,428
Transfer agent fees — Note 3(f)	108,992	16,932
Printing fees	38,185	9,934
Professional fees	60,149	38,600
Registration fees	65,769	67,743
Fund accounting fees	41,271	28,654
Trustee fees — Note 3(g)	6,295	4,169
Other expenses	34,683	5,517
Total Expenses	2,612,040	1,288,819
Less, expense reimbursements/waivers — Note 3(a)	(111,429)	(57,824)
Net Expenses	2,500,611	1,230,995
NET INVESTMENT LOSS	(1,440,625)	(1,113,273)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	27,184,561	9,490,123
Net realized gain (loss) on foreign currency transactions	2,121	(19)
Net change in unrealized appreciation on unaffiliated investments	42,832,619	48,509,336
Net change in unrealized (depreciation) on affiliated investments	(199,845)	—
Net change in unrealized appreciation on foreign currency	21	—
Net realized and unrealized gain on investments and foreign currency	69,819,477	57,999,440
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,378,852	$56,886,167
* Foreign withholding taxes	$3,684	$1,166

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2020 (Continued)

	Alger Weatherbie Specialized Growth	Alger Small Cap
	Fund	Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,170,229	$413,751
Interest	112,463	57,160
Total Income	1,282,692	470,911

EXPENSES:
Investment advisory fees — Note 3(a)	5,833,828	1,878,223
Distribution fees — Note 3(c)
Class A	383,743	360,415
Class B	—	46,913
Class C	541,885	100,429
Class I	178,455	—
Shareholder administrative fees — Note 3(f)	85,525	33,516
Administration fees — Note 3(b)	198,071	63,767
Custodian fees	79,117	96,772
Transfer agent fees — Note 3(f)	263,726	103,926
Printing fees	110,743	41,980
Professional fees	71,745	64,032
Registration fees	141,957	68,824
Fund accounting fees	109,649	48,992
Trustee fees — Note 3(g)	23,162	7,185
Other expenses	42,520	33,518
Total Expenses	8,064,126	2,948,492
Less, expense reimbursements/waivers — Note 3(a)	(15,769)	(51,759)
Net Expenses	8,048,357	2,896,733
NET INVESTMENT LOSS	(6,765,665)	(2,425,822)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	53,346,045	2,220,607
Net realized gain on foreign currency transactions	34	21
Net change in unrealized appreciation on unaffiliated investments	170,488,681	79,250,855
Net change in unrealized (depreciation) on affiliated investments	(210,641)	(46,126)
Net realized and unrealized gain on investments and foreign currency	223,624,119	81,425,357
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$216,858,454	$78,999,535
* Foreign withholding taxes	$40,147	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2020 (Continued)

	Alger Small Cap Focus	Alger International
	Fund	Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$4,389,087	$1,307,534
Interest	624,617	10,266
Other Income	—	19,888
Total Income	5,013,704	1,337,688

EXPENSES:
Investment advisory fees — Note 3(a)	35,082,647	979,111
Distribution fees — Note 3(c)
Class A	1,312,888	267,173
Class B	—	168,431
Class C	2,295,078	32,489
Class I	1,176,410	2,035
Shareholder administrative fees — Note 3(f)	516,822	22,042
Administration fees — Note 3(b)	1,286,364	37,923
Custodian fees	171,432	123,678
Interest expenses	—	1,571
Transfer agent fees — Note 3(f)	1,503,819	95,110
Printing fees	485,430	30,047
Professional fees	167,473	60,710
Registration fees	435,538	76,891
Fund accounting fees	632,404	35,545
Trustee fees — Note 3(g)	148,357	4,551
Other expenses	246,879	22,616
Total Expenses	45,461,541	1,959,923
Less, expense reimbursements/waivers — Note 3(a)	(7,468)	(162,779)
Net Expenses	45,454,073	1,797,144
NET INVESTMENT LOSS	(40,440,369)	(459,456)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(66,037,625)	5,182,419
Net realized (loss) on foreign currency transactions	—	(56,447)
Net change in unrealized appreciation on unaffiliated investments	1,477,061,927	26,507,936
Net change in unrealized appreciation on foreign currency	—	11,797
Net realized and unrealized gain on investments and foreign currency	1,411,024,302	31,645,705
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,370,583,933	$31,186,249
* Foreign withholding taxes	$—	$188,211

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the year ended October 31, 2020 (Continued)

Alger Health Sciences
Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,812,575
Interest	5,432
Total Income	1,818,007

EXPENSES:
Investment advisory fees — Note 3(a)	1,384,198
Distribution fees — Note 3(c)
Class A	295,375
Class C	113,404
Shareholder administrative fees — Note 3(f)	33,584
Administration fees — Note 3(b)	69,210
Custodian fees	72,614
Interest expenses	1,184
Transfer agent fees — Note 3(f)	110,264
Printing fees	37,244
Professional fees	46,132
Registration fees	62,546
Fund accounting fees	45,336
Trustee fees — Note 3(g)	8,070
Other expenses	27,192
Total Expenses	2,306,353
NET INVESTMENT LOSS	(488,346)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	32,284,862
Net realized gain on foreign currency transactions	118
Net change in unrealized appreciation on unaffiliated investments	35,208,193
Net change in unrealized (depreciation) on affiliated investments	(816,603)
Net change in unrealized appreciation on foreign currency	24
Net realized and unrealized gain on investments and foreign currency	66,676,594
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,188,248
* Foreign withholding taxes	$62,367

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(9,126,542)	$(4,796,653)
Net realized gain on investments and foreign currency	459,038,986	217,577,308
Net change in unrealized appreciation on investments and foreign currency	458,060,897	181,857,597
Net increase in net assets resulting from operations	907,973,341	394,638,252

Dividends and distributions to shareholders:
Class A	(92,851,822)	(118,060,867)
Class B	(812,864)	(1,233,773)
Class C	(22,831,979)	(29,263,718)
Class Z	(109,764,275)	(117,391,542)
Total dividends and distributions to shareholders	(226,260,940)	(265,949,900)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(127,292,115)	(136,481,080)
Class B	(9,299,807)	(1,725,137)
Class C	(55,925,340)	(26,423,752)
Class Z	46,690,469	95,557,167
Net decrease from shares of beneficial interest transactions — Note 6	(145,826,793)	(69,072,802)
Total increase	535,885,608	59,615,550

Net Assets:
Beginning of period	2,812,137,478	2,752,521,928
END OF PERIOD	$3,348,023,086	$2,812,137,478

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger 25 Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment income	$3,932	$51,768
Net realized gain on investments	1,624,580	201,448
Net change in unrealized appreciation on investments	4,505,895	1,552,559
Net increase in net assets resulting from operations	6,134,407	1,805,775

Dividends and distributions to shareholders:
Class P	(170,106)	(39,246)
Class P-2	(2,586)	—
Total dividends and distributions to shareholders	(172,692)	(39,246)

Increase from shares of beneficial interest transactions:
Class P	2,564,308	475,653
Class P-2	305,722	101,083
Net increase from shares of beneficial interest transactions — Note 6	2,870,030	576,736
Total increase	8,831,745	2,343,265

Net Assets:
Beginning of period	13,603,918	11,260,653
END OF PERIOD	$22,435,663	$13,603,918

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger 35 Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment income (loss)	$(41,786)	$25,639
Net realized gain (loss) on investments and foreign currency	2,591,700	(19,488)
Net change in unrealized appreciation on investments and foreign currency	2,214,786	1,068,121
Net increase in net assets resulting from operations	4,764,700	1,074,272

Dividends and distributions to shareholders:
Class P	(16,599)	(87,537)
Class P-2	(166)	(680)
Total dividends and distributions to shareholders	(16,765)	(88,217)

Increase from shares of beneficial interest transactions:
Class P	350,508	337,537
Class P-2	73,651	730
Net increase from shares of beneficial interest transactions — Note 6	424,159	338,267
Total increase	5,172,094	1,324,322

Net Assets:
Beginning of period	9,206,692	7,882,370
END OF PERIOD	$14,378,786	$9,206,692

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Growth & Income Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment income	$1,773,093	$1,908,291
Net realized gain on investments	1,585,950	4,117,426
Net change in unrealized appreciation on investments	1,439,738	8,762,349
Net increase in net assets resulting from operations	4,798,781	14,788,066

Dividends and distributions to shareholders:
Class A	(3,822,521)	(4,267,931)
Class C	(676,121)	(860,393)
Class Z	(1,411,694)	(1,532,408)
Total dividends and distributions to shareholders	(5,910,336)	(6,660,732)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,102,296)	(1,035,270)
Class C	(1,751,688)	(2,191,446)
Class Z	(3,833,530)	411,883
Net decrease from shares of beneficial interest transactions — Note 6	(6,687,514)	(2,814,833)
Total increase (decrease)	(7,799,069)	5,312,501

Net Assets:
Beginning of period	116,849,243	111,536,742
END OF PERIOD	$109,050,174	$116,849,243

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(1,440,625)	$(1,226,647)
Net realized gain on investments and foreign currency	27,186,682	13,726,499
Net change in unrealized appreciation on investments and foreign currency	42,632,795	6,223,169
Net increase in net assets resulting from operations	68,378,852	18,723,021

Dividends and distributions to shareholders:
Class A	(11,109,875)	(6,913,344)
Class B	(1,356,457)	(922,266)
Class C	(613,248)	(462,452)
Class Z	(1,392,461)	(720,658)
Total dividends and distributions to shareholders	(14,472,041)	(9,018,720)

Increase (decrease) from shares of beneficial interest transactions:
Class A	4,900,132	(7,132,064)
Class B	(1,905,314)	(2,176,257)
Class C	(1,560,597)	(1,838,948)
Class Z	3,662,413	2,288,901
Net increase (decrease) from shares of beneficial interest transactions — Note 6	5,096,634	(8,858,368)
Total increase	59,003,445	845,933

Net Assets:
Beginning of period	176,453,929	175,607,996
END OF PERIOD	$235,457,374	$176,453,929

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Focus Fund
		From June 14, 2019
	For the	(commencement of
	Year Ended	operations) to
	October 31, 2020	October 31, 2019
Net investment loss	$(1,113,273)	$(80,734)
Net realized gain (loss) on investments and foreign currency	9,490,104	(1,625,476)
Net change in unrealized appreciation on investments and foreign currency	48,509,336	371,312
Net increase (decrease) in net assets resulting from operations	56,886,167	(1,334,898)

Increase from shares of beneficial interest transactions:
Class I	50,845,888	2,479,227
Class Z	237,342,329	29,108,865
Net increase from shares of beneficial interest transactions — Note 6	288,188,217	31,588,092
Total increase	345,074,384	30,253,194

Net Assets:
Beginning of period	30,253,194	—
END OF PERIOD	$375,327,578	$30,253,194

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Weatherbie Specialized Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(6,765,665)	$(4,429,177)
Net realized gain on investments and foreign currency	53,346,079	15,654,402
Net change in unrealized appreciation on investments	170,278,040	19,596,739
Net increase in net assets resulting from operations	216,858,454	30,821,964

Dividends and distributions to shareholders:
Class A	(5,872,548)	(8,577,662)
Class C	(2,781,983)	(3,989,889)
Class I	(2,486,337)	(2,940,481)
Class Y	(527,262)	(413,909)
Class Z	(11,293,720)	(10,810,370)
Total dividends and distributions to shareholders	(22,961,850)	(26,732,311)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(4,899,235)	27,097,922
Class C	6,415,884	9,110,599
Class I	(10,869,282)	20,352,474
Class Y	11,917,428	9,162,635
Class Z	220,558,571	136,427,172
Net increase from shares of beneficial interest transactions — Note 6	223,123,366	202,150,802
Total increase	417,019,970	206,240,455

Net Assets:
Beginning of period	541,187,058	334,946,603
END OF PERIOD	$958,207,028	$541,187,058

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(2,425,822)	$(1,650,376)
Net realized gain on investments and foreign currency	2,220,628	9,022,056
Net change in unrealized appreciation on investments	79,204,729	4,509,507
Net increase in net assets resulting from operations	78,999,535	11,881,187

Dividends and distributions to shareholders:
Class A	(6,939,023)	(10,924,773)
Class B	(349,658)	(619,622)
Class C	(491,758)	(738,714)
Class Z	(1,376,642)	(1,257,803)
Total dividends and distributions to shareholders	(9,157,081)	(13,540,912)

Increase (decrease) from shares of beneficial interest transactions:
Class A	27,313,206	5,644,081
Class B	(802,698)	(247,946)
Class C	9,409,589	753,743
Class Z	135,592,383	9,134,248
Net increase from shares of beneficial interest transactions — Note 6	171,512,480	15,284,126
Total increase	241,354,934	13,624,401

Net Assets:
Beginning of period	148,869,958	135,245,557
END OF PERIOD	$390,224,892	$148,869,958

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Focus Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(40,440,369)	$(24,849,375)
Net realized gain (loss) on investments and foreign currency	(66,037,625)	109,865,767
Net change in unrealized appreciation on investments	1,477,061,927	59,208,815
Net increase in net assets resulting from operations	1,370,583,933	144,225,207

Dividends and distributions to shareholders:
Class A	(12,366,187)	(2,493,271)
Class C	(4,565,291)	(1,216,518)
Class I	(11,171,919)	(2,785,387)
Class Y	(3,303,098)	(204,286)
Class Z	(66,937,210)	(10,527,912)
Total dividends and distributions to shareholders	(98,343,705)	(17,227,374)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(90,496,777)	205,073,139
Class C	(24,308,168)	74,722,490
Class I	(226,680,974)	97,987,756
Class Y	120,173,869	70,358,202
Class Z	1,144,959,252	1,043,553,749
Net increase from shares of beneficial interest transactions — Note 6	923,647,202	1,491,695,336
Total increase	2,195,887,430	1,618,693,169

Net Assets:
Beginning of period	3,746,453,149	2,127,759,980
END OF PERIOD	$5,942,340,579	$3,746,453,149

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger International Focus Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(459,456)	$(154,751)
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency	5,125,972	(11,595,078)
Net change in unrealized appreciation on investments and foreign currency	26,519,733	26,857,357
Net increase in net assets resulting from operations	31,186,249	15,107,528

Dividends and distributions to shareholders:
Class A	(4,436,636)	(2,881,102)
Class B	(771,794)	(467,635)
Class C	(151,921)	(92,353)
Class I	(44,402)	(57,640)
Class Z	(626,032)	(450,854)
Total dividends and distributions to shareholders	(6,030,785)	(3,949,584)

Decrease from shares of beneficial interest transactions:
Class A	(566,538)	(5,449,789)
Class B	(2,317,236)	(1,512,935)
Class C	(1,405,415)	(1,412,171)
Class I	(459,458)	(1,276,123)
Class Z	(1,618,647)	(2,221,033)
Net decrease from shares of beneficial interest transactions — Note 6	(6,367,294)	(11,872,051)
Total increase (decrease)	18,788,170	(714,107)

Net Assets:
Beginning of period	136,494,027	137,208,134
END OF PERIOD	$155,282,197	$136,494,027

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Health Sciences Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(488,346)	$(556,327)
Net realized gain on investments and foreign currency	32,284,980	14,507,755
Net change in unrealized appreciation (depreciation) on investments and foreign currency	34,391,614	(12,063,682)
Net increase in net assets resulting from operations	66,188,248	1,887,746

Dividends and distributions to shareholders:
Class A	(7,652,345)	(8,894,519)
Class C	(996,378)	(1,259,487)
Class Z	(5,601,401)	(3,853,831)
Total dividends and distributions to shareholders	(14,250,124)	(14,007,837)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,239,325)	(16,012,044)
Class C	(687,111)	(3,330,267)
Class Z	24,802,883	22,850,359
Net increase from shares of beneficial interest transactions — Note 6	22,876,447	3,508,048
Total increase (decrease)	74,814,571	(8,612,043)

Net Assets:
Beginning of period	196,080,979	204,693,022
END OF PERIOD	$270,895,550	$196,080,979

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$27.12	$26.20	$25.86	$20.09	$21.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.07)	(0.06)	(0.02)	–
Net realized and unrealized gain (loss) on investments	8.96	3.53	2.07	5.96	(0.07)
Total from investment operations	8.84	3.46	2.01	5.94	(0.07)
Distributions from net realized gains	(2.20)	(2.54)	(1.67)	(0.17)	(1.67)
Net asset value, end of period	$33.76	$27.12	$26.20	$25.86	$20.09
Total return(ii)	34.79%	15.29%	8.15%	29.84%	(0.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,320,073	$1,174,346	$1,257,811	$1,506,389	$1,360,963
Ratio of gross expenses to average net assets	1.17%	1.21%	1.21%	1.23%	1.22%
Ratio of net expenses to average net assets	1.17%	1.21%	1.21%	1.23%	1.22%
Ratio of net investment loss to average net assets	(0.41)%	(0.27)%	(0.23)%	(0.10)%	(0.02)%
Portfolio turnover rate	89.91%	77.04%	67.33%	72.99%	103.80%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$20.60	$20.69	$20.91	$16.39	$18.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.25)	(0.20)	(0.20)	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	6.64	2.65	1.65	4.84	(0.05)
Total from investment operations	6.39	2.45	1.45	4.69	(0.18)
Distributions from net realized gains	(2.20)	(2.54)	(1.67)	(0.17)	(1.67)
Net asset value, end of period	$24.79	$20.60	$20.69	$20.91	$16.39
Total return(ii)	33.82%	14.44%	7.35%	28.88%	(1.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$204,909	$219,511	$243,523	$297,044	$309,114
Ratio of gross expenses to average net assets	1.91%	1.95%	1.94%	1.97%	1.98%
Ratio of net expenses to average net assets	1.91%	1.95%	1.94%	1.97%	1.98%
Ratio of net investment loss to average net assets	(1.13)%	(1.01)%	(0.96)%	(0.83)%	(0.78)%
Portfolio turnover rate	89.91%	77.04%	67.33%	72.99%	103.80%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$28.06	$26.94	$26.46	$20.48	$22.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.03)	0.02	0.03	0.05	0.06
Net realized and unrealized gain (loss) on investments	9.32	3.64	2.12	6.10	(0.06)
Total from investment operations	9.29	3.66	2.15	6.15	–
Distributions from net realized gains	(2.20)	(2.54)	(1.67)	(0.17)	(1.67)
Net asset value, end of period	$35.15	$28.06	$26.94	$26.46	$20.48
Total return(ii)	35.26%	15.69%	8.51%	30.25%	(0.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,823,041	$1,409,374	$1,240,605	$983,006	$735,889
Ratio of gross expenses to average net assets	0.84%	0.87%	0.87%	0.88%	0.89%
Ratio of net expenses to average net assets	0.84%	0.87%	0.87%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets	(0.09)%	0.06%	0.10%	0.23%	0.30%
Portfolio turnover rate	89.91%	77.04%	67.33%	72.99%	103.80%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class P
			From 12/28/2017
			(commencement
	Year ended	Year ended	of operations) to
Alger 25 Fund	10/31/2020	10/31/2019	10/31/2018(i)
Net asset value, beginning of period	$12.26	$10.61	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	– (iii)	0.05	– (iii)
Net realized and unrealized gain on investments	4.71	1.64	0.61
Total from investment operations	4.71	1.69	0.61
Dividends from net investment income	(0.02)	(0.04)	–
Distributions from net realized gains	(0.13)	–	–
Net asset value, end of period	$16.82	$12.26	$10.61
Total return(iv)	38.86%	15.98%	6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,764	$13,379	$11,161
Ratio of gross expenses to average net assets	1.63%	1.87%	2.35%
Ratio of expense reimbursements to average net assets	(0.73)%	(1.32)%	(1.60)%
Ratio of net expenses to average net assets	0.90%	0.55%	0.75%
Ratio of net investment income to average net assets	0.03%	0.42%	0.01%
Portfolio turnover rate	58.64%	102.98%	64.02%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class P-2
			From 10/31/2018
			(commencement
	Year ended	Year ended	of operations) to
Alger 25 Fund	10/31/2020	10/31/2019	10/31/2018(i),(ii)
Net asset value, beginning of period	$12.29	$10.61	$10.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.03)	0.03	–
Net realized and unrealized gain on investments	4.74	1.65	–
Total from investment operations	4.71	1.68	–
Dividends from net investment income	(0.01)	–	–
Distributions from net realized gains	(0.13)	–	–
Net asset value, end of period	$16.86	$12.29	$10.61
Total return(iv)	38.70%	15.83%	–
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$671	$224	$100
Ratio of gross expenses to average net assets	1.68%	3.18%	–
Ratio of expense reimbursements to average net assets	(0.70)%	(2.55)%	–
Ratio of net expenses to average net assets	0.98%	0.63%	–
Ratio of net investment income (loss) to average net assets	(0.19)%	0.27%	–
Portfolio turnover rate	58.64%	102.98%	64.02%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.
(ii)	Class P-2 inception date was October 31, 2018, no income or expenses were recorded.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class P
			From 3/29/2018
			(commencement
	Year ended	Year ended	of operations) to
Alger 35 Fund	10/31/2020	10/31/2019	10/31/2018(i)
Net asset value, beginning of period	$11.61	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	0.03	0.01
Net realized and unrealized gain on investments	5.87	1.31	0.37
Total from investment operations	5.82	1.34	0.38
Dividends from net investment income	(0.02)	(0.04)	–
Distributions from net realized gains	–	(0.07)	–
Net asset value, end of period	$17.41	$11.61	$10.38
Total return(iii)	50.22%	13.19%	3.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,128	$9,094	$7,782
Ratio of gross expenses to average net assets	2.02%	2.37%	2.46%
Ratio of expense reimbursements to average net assets	(1.12)%	(1.97)%	(2.06)%
Ratio of net expenses to average net assets	0.90%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	(0.36)%	0.30%	0.23%
Portfolio turnover rate	121.74%	115.25%	31.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class P-2
			From 10/31/2018
			(commencement
	Year ended	Year ended	of operations) to
Alger 35 Fund	10/31/2020	10/31/2019	10/31/2018(i),(ii)
Net asset value, beginning of period	$11.65	$10.38	$10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.08)	0.01	–
Net realized and unrealized gain on investments	5.88	1.33	–
Total from investment operations	5.80	1.34	–
Dividends from net investment income	(0.02)	–	–
Distributions from net realized gains	–	(0.07)	–
Net asset value, end of period	$17.43	$11.65	$10.38
Total return(iv)	49.83%	13.06%	–
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$251	$113	$100
Ratio of gross expenses to average net assets	2.10%	4.43%	–
Ratio of expense reimbursements to average net assets	(1.04)%	(3.81)%	–
Ratio of net expenses to average net assets	1.06%	0.62%	–
Ratio of net investment income (loss) to average net assets	(0.56)%	0.09%	–
Portfolio turnover rate	121.74%	115.25%	31.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.
(ii)	Class P-2 inception date was October 31, 2018, no income or expenses were recorded.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Growth & Income Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$43.55	$40.77	$39.68	$32.66	$33.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.69	0.70	0.65	0.56	0.59
Net realized and unrealized gain on investments	1.88	4.54	1.64	6.97	0.24
Total from investment operations	2.57	5.24	2.29	7.53	0.83
Dividends from net investment income	(0.66)	(0.61)	(0.57)	(0.50)	(0.50)
Distributions from net realized gains	(1.58)	(1.85)	(0.63)	(0.01)	(1.04)
Net asset value, end of period	$43.88	$43.55	$40.77	$39.68	$32.66
Total return(ii)	5.98%	13.94%	5.78%	23.22%	2.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$74,251	$74,924	$70,859	$72,427	$64,123
Ratio of gross expenses to average net assets	1.06%	1.07%	1.06%	1.19%	1.14%
Ratio of net expenses to average net assets	1.06%	1.07%	1.06%	1.19%	1.14%
Ratio of net investment income to average net assets	1.60%	1.72%	1.59%	1.52%	1.85%
Portfolio turnover rate	9.29%	7.30%	11.05%	7.78%	5.36%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Growth & Income Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$42.93	$40.20	$39.14	$32.23	$32.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.36	0.39	0.34	0.28	0.35
Net realized and unrealized gain on investments	1.85	4.49	1.60	6.88	0.24
Total from investment operations	2.21	4.88	1.94	7.16	0.59
Dividends from net investment income	(0.34)	(0.30)	(0.25)	(0.24)	(0.27)
Distributions from net realized gains	(1.58)	(1.85)	(0.63)	(0.01)	(1.04)
Net asset value, end of period	$43.22	$42.93	$40.20	$39.14	$32.23
Total return(ii)	5.19%	13.12%	4.96%	22.28%	1.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,127	$14,946	$16,074	$22,266	$20,790
Ratio of gross expenses to average net assets	1.81%	1.82%	1.82%	1.94%	1.88%
Ratio of net expenses to average net assets	1.81%	1.82%	1.82%	1.94%	1.88%
Ratio of net investment income to average net assets	0.86%	0.97%	0.84%	0.76%	1.09%
Portfolio turnover rate	9.29%	7.30%	11.05%	7.78%	5.36%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Growth & Income Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$43.60	$40.81	$39.71	$32.69	$33.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.86	0.85	0.80	0.65	0.67
Net realized and unrealized gain on investments	1.88	4.56	1.64	6.99	0.26
Total from investment operations	2.74	5.41	2.44	7.64	0.93
Dividends from net investment income	(0.82)	(0.77)	(0.71)	(0.61)	(0.59)
Distributions from net realized gains	(1.58)	(1.85)	(0.63)	(0.01)	(1.04)
Net asset value, end of period	$43.94	$43.60	$40.81	$39.71	$32.69
Total return(ii)	6.39%	14.39%	6.16%	23.55%	2.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,672	$26,979	$24,604	$22,487	$11,422
Ratio of gross expenses to average net assets	0.73%	0.76%	0.76%	0.90%	0.87%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.07)%	(0.05)%	–	–
Ratio of net expenses to average net assets	0.69%	0.69%	0.71%	0.90%	0.87%
Ratio of net investment income to average net assets	2.00%	2.10%	1.96%	1.75%	2.09%
Portfolio turnover rate	9.29%	7.30%	11.05%	7.78%	5.36%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Mid Cap Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$14.81	$14.13	$13.47	$10.20	$10.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.09)	(0.11)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	5.80	1.48	0.88	3.34	(0.43)
Total from investment operations	5.68	1.39	0.77	3.27	(0.46)
Distributions from net realized gains	(1.20)	(0.71)	(0.11)	–	–
Net asset value, end of period	$19.29	$14.81	$14.13	$13.47	$10.20
Total return(ii)	41.34%	10.95%	5.78%	32.06%	(4.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$187,552	$139,110	$138,370	$136,795	$111,423
Ratio of gross expenses to average net assets	1.30%	1.30%	1.30%	1.32%	1.33%
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.32%	1.33%
Ratio of net investment loss to average net assets	(0.76)%	(0.65)%	(0.77)%	(0.55)%	(0.32)%
Portfolio turnover rate	181.73%	182.97%	125.34%	162.65%	99.42%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Mid Cap Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$11.55	$11.22	$10.80	$8.23	$8.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.10)	(0.17)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	4.43	1.14	0.70	2.69	(0.35)
Total from investment operations	4.35	1.04	0.53	2.57	(0.44)
Distributions from net realized gains	(1.20)	(0.71)	(0.11)	–	–
Net asset value, end of period	$14.70	$11.55	$11.22	$10.80	$8.23
Total return(ii)	41.41%	10.66%	4.98%	31.23%	(5.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,411	$13,772	$15,361	$18,375	$19,005
Ratio of gross expenses to average net assets	2.03%	2.04%	2.05%	2.05%	2.05%
Ratio of expense reimbursements to average net assets	(0.82)%	(0.47)%	–	–	–
Ratio of net expenses to average net assets	1.21%	1.57%	2.05%	2.05%	2.05%
Ratio of net investment loss to average net assets	(0.66)%	(0.92)%	(1.50)%	(1.28)%	(1.05)%
Portfolio turnover rate	181.73%	182.97%	125.34%	162.65%	99.42%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Mid Cap Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$11.33	$11.08	$10.67	$8.15	$8.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.18)	(0.16)	(0.18)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	4.31	1.12	0.70	2.65	(0.34)
Total from investment operations	4.13	0.96	0.52	2.52	(0.43)
Distributions from net realized gains	(1.20)	(0.71)	(0.11)	–	–
Net asset value, end of period	$14.26	$11.33	$11.08	$10.67	$8.15
Total return(ii)	40.26%	10.03%	4.94%	30.92%	(5.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,691	$6,014	$7,647	$15,438	$18,495
Ratio of gross expenses to average net assets	2.10%	2.14%	2.11%	2.13%	2.16%
Ratio of net expenses to average net assets	2.10%	2.14%	2.11%	2.13%	2.16%
Ratio of net investment loss to average net assets	(1.52)%	(1.48)%	(1.55)%	(1.35)%	(1.16)%
Portfolio turnover rate	181.73%	182.97%	125.34%	162.65%	99.42%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Mid Cap Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$15.01	$14.27	$13.56	$10.24	$10.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.07)	(0.06)	(0.07)	(0.04)	0.04
Net realized and unrealized gain (loss) on investments	5.89	1.51	0.89	3.36	(0.47)
Total from investment operations	5.82	1.45	0.82	3.32	(0.43)
Distributions from net realized gains	(1.20)	(0.71)	(0.11)	–	–
Net asset value, end of period	$19.63	$15.01	$14.27	$13.56	$10.24
Total return(ii)	41.75%	11.27%	6.03%	32.52%	(4.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,804	$17,558	$14,230	$13,306	$7,508
Ratio of gross expenses to average net assets	0.99%	1.03%	1.03%	1.07%	1.23%
Ratio of expense reimbursements to average net assets	–	–	–	(0.02)%	(0.21)%
Ratio of net expenses to average net assets	0.99%	1.03%	1.03%	1.05%	1.02%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.38)%	(0.49)%	(0.29)%	0.40%
Portfolio turnover rate	181.73%	182.97%	125.34%	162.65%	99.42%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	From 6/14/2019 (commencement of operations) to
Alger Mid Cap Focus Fund	10/31/2020	10/31/2019(i)
Net asset value, beginning of period	$9.70	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	5.54	(0.26)
Total from investment operations	5.40	(0.30)
Net asset value, end of period	$15.10	$9.70
Total return(iii)	55.35%	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$67,796	$2,023
Ratio of gross expenses to average net assets	1.14%	1.91%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.71)%
Ratio of net expenses to average net assets	1.11%	1.20%
Ratio of net investment loss to average net assets	(1.04)%	(0.97)%
Portfolio turnover rate	123.43%	65.50%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Z
		From 6/14/2019
		(commencement
	Year ended	of operations) to
Alger Mid Cap Focus Fund	10/31/2020	10/31/2019(i)
Net asset value, beginning of period	$9.71	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	5.54	(0.26)
Total from investment operations	5.44	(0.29)
Net asset value, end of period	$15.15	$9.71
Total return(iii)	55.70%	(2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$307,532	$28,230
Ratio of gross expenses to average net assets	0.91%	1.86%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.87)%
Ratio of net expenses to average net assets	0.86%	0.99%
Ratio of net investment income (loss) to average net assets	(0.77)%	(0.74)%
Portfolio turnover rate	123.43%	65.50%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Weatherbie Specialized Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$13.30	$13.08	$12.87	$10.64	$16.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.14)	(0.15)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	4.88	1.39	1.90	3.58	(0.04)
Total from investment operations	4.72	1.25	1.75	3.46	(0.12)
Distributions from net realized gains	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)
Net asset value, end of period	$17.46	$13.30	$13.08	$12.87	$10.64
Total return(ii)	36.57%	11.57%	15.02%	35.64%	(0.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$174,709	$140,368	$111,456	$84,644	$82,618
Ratio of gross expenses to average net assets	1.27%	1.31%	1.33%	1.35%	1.35%
Ratio of net expenses to average net assets	1.27%	1.31%	1.33%	1.35%	1.35%
Ratio of net investment loss to average net assets	(1.09)%	(1.08)%	(1.16)%	(1.02)%	(0.69)%
Portfolio turnover rate	66.84%	64.83%	42.56%	157.39%	164.36%

See Notes to Financial Statements.

(i)   Amount was computed based on average shares outstanding during the period.

(ii)  Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Weatherbie Specialized Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$9.01	$9.30	$9.65	$8.32	$14.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.17)	(0.18)	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	3.26	0.91	1.37	2.71	(0.04)
Total from investment operations	3.07	0.74	1.19	2.56	(0.17)
Distributions from net realized gains	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)
Net asset value, end of period	$11.52	$9.01	$9.30	$9.65	$8.32
Total return(ii)	35.62%	10.70%	14.11%	34.64%	(1.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$64,497	$44,908	$36,325	$31,651	$32,183
Ratio of gross expenses to average net assets	2.03%	2.05%	2.08%	2.12%	2.15%
Ratio of net expenses to average net assets	2.03%	2.05%	2.08%	2.12%	2.15%
Ratio of net investment loss to average net assets	(1.85)%	(1.82)%	(1.91)%	(1.79)%	(1.49)%
Portfolio turnover rate	66.84%	64.83%	42.56%	157.39%	164.36%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Weatherbie Specialized Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$13.64	$13.38	$13.14	$10.84	$16.91
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.14)	(0.16)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments	5.02	1.43	1.94	3.64	(0.04)
Total from investment operations	4.86	1.29	1.78	3.53	(0.11)
Distributions from net realized gains	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)
Net asset value, end of period	$17.94	$13.64	$13.38	$13.14	$10.84
Total return(ii)	36.69%	11.61%	14.94%	35.63%	(0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$66,294	$58,615	$35,669	$23,374	$32,606
Ratio of gross expenses to average net assets	1.24%	1.26%	1.35%	1.35%	1.25%
Ratio of net expenses to average net assets	1.24%	1.26%	1.35%	1.35%	1.25%
Ratio of net investment loss to average net assets	(1.07)%	(1.03)%	(1.18)%	(0.99)%	(0.58)%
Portfolio turnover rate	66.84%	64.83%	42.56%	157.39%	164.36%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Y
				From 8/31/2017
				(commencement
	Year ended	Year ended	Year ended	of operations) to
Alger Weatherbie Specialized Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017(i)
Net asset value, beginning of period	$13.77	$13.44	$13.14	$12.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.09)	(0.10)	(0.02)
Net realized and unrealized gain on investments	5.07	1.45	1.94	0.89
Total from investment operations	4.96	1.36	1.84	0.87
Distributions from net realized gains	(0.56)	(1.03)	(1.54)	–
Net asset value, end of period	$18.17	$13.77	$13.44	$13.14
Total return(iii)	37.08%	12.12%	15.45%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$32,702	$12,903	$3,832	$107
Ratio of gross expenses to average net assets	0.94%	0.97%	1.05%	9.54%
Ratio of expense reimbursements to average net assets	(0.07)%	(0.10)%	(0.18)%	(8.67)%
Ratio of net expenses to average net assets	0.87%	0.87%	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.69)%	(0.64)%	(0.67)%	(0.78)%
Portfolio turnover rate	66.84%	64.83%	42.56%	157.39%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Weatherbie Specialized Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$14.15	$13.80	$13.46	$11.04	$17.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.10)	(0.12)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments	5.21	1.48	2.00	3.74	(0.03)
Total from investment operations	5.09	1.38	1.88	3.65	(0.08)
Distributions from net realized gains	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)
Net asset value, end of period	$18.68	$14.15	$13.80	$13.46	$11.04
Total return(ii)	37.00%	11.94%	15.37%	36.11%	(0.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$620,005	$284,393	$147,665	$52,736	$29,565
Ratio of gross expenses to average net assets	0.94%	0.97%	1.00%	1.06%	1.01%
Ratio of expense reimbursements to average net assets	–	–	(0.01)%	–	–
Ratio of net expenses to average net assets	0.94%	0.97%	0.99%	1.06%	1.01%
Ratio of net investment loss to average net assets	(0.76)%	(0.73)%	(0.82)%	(0.77)%	(0.40)%
Portfolio turnover rate	66.84%	64.83%	42.56%	157.39%	164.36%

See Notes to Financial Statements.

(i)   Amount was computed based on average shares outstanding during the period.

(ii)  Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$9.34	$9.54	$8.40	$6.15	$8.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.11)	(0.10)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	3.91	0.85	1.34	2.31	(0.21)
Total from investment operations	3.79	0.74	1.24	2.25	(0.26)
Distributions from net realized gains	(0.54)	(0.94)	(0.10)	–	(1.59)
Net asset value, end of period	$12.59	$9.34	$9.54	$8.40	$6.15
Total return(ii)	42.80%	9.94%	14.94%	36.59%	(3.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$187,489	$116,308	$111,271	$102,318	$85,556
Ratio of gross expenses to average net assets	1.33%	1.39%	1.38%	1.38%	1.38%
Ratio of net expenses to average net assets	1.33%	1.39%	1.38%	1.38%	1.38%
Ratio of net investment loss to average net assets	(1.11)%	(1.17)%	(1.06)%	(0.88)%	(0.79)%
Portfolio turnover rate	12.67%	17.09%	28.68%	30.32%	55.25%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$6.74	$7.20	$6.42	$4.73	$6.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.11)	(0.13)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	2.76	0.59	1.01	1.78	(0.17)
Total from investment operations	2.68	0.48	0.88	1.69	(0.25)
Distributions from net realized gains	(0.54)	(0.94)	(0.10)	–	(1.59)
Net asset value, end of period	$8.88	$6.74	$7.20	$6.42	$4.73
Total return(ii)	42.68%	9.51%	13.93%	35.73%	(4.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,095	$4,523	$4,958	$5,397	$4,998
Ratio of gross expenses to average net assets	2.07%	2.19%	2.23%	2.19%	2.18%
Ratio of expense reimbursements to average net assets	(0.73)%	(0.41)%	–	–	–
Ratio of net expenses to average net assets	1.34%	1.78%	2.23%	2.19%	2.18%
Ratio of net investment loss to average net assets	(1.11)%	(1.57)%	(1.90)%	(1.68)%	(1.59)%
Portfolio turnover rate	12.67%	17.09%	28.68%	30.32%	55.25%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$6.47	$6.99	$6.22	$4.59	$6.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.13)	(0.12)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	2.65	0.55	0.99	1.72	(0.16)
Total from investment operations	2.51	0.42	0.87	1.63	(0.24)
Distributions from net realized gains	(0.54)	(0.94)	(0.10)	–	(1.59)
Net asset value, end of period	$8.44	$6.47	$6.99	$6.22	$4.59
Total return(ii)	41.76%	8.87%	14.22%	35.51%	(4.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$18,365	$6,257	$5,837	$8,007	$8,708
Ratio of gross expenses to average net assets	2.09%	2.20%	2.16%	2.17%	2.22%
Ratio of net expenses to average net assets	2.09%	2.20%	2.16%	2.17%	2.22%
Ratio of net investment loss to average net assets	(1.90)%	(1.98)%	(1.82)%	(1.64)%	(1.64)%
Portfolio turnover rate	12.67%	17.09%	28.68%	30.32%	55.25%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$9.66	$9.80	$8.60	$6.27	$8.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.07)	(0.06)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	4.08	0.87	1.36	2.37	(0.21)
Total from investment operations	3.98	0.80	1.30	2.33	(0.24)
Distributions from net realized gains	(0.54)	(0.94)	(0.10)	–	(1.59)
Net asset value, end of period	$13.10	$9.66	$9.80	$8.60	$6.27
Total return(ii)	43.38%	10.33%	15.30%	37.16%	(3.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$179,276	$21,782	$13,179	$26,953	$21,357
Ratio of gross expenses to average net assets	1.00%	1.12%	1.12%	1.08%	1.06%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.13)%	(0.13)%	(0.09)%	(0.07)%
Ratio of net expenses to average net assets	0.97%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.81)%	(0.78)%	(0.65)%	(0.50)%	(0.41)%
Portfolio turnover rate	12.67%	17.09%	28.68%	30.32%	55.25%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$19.93	$18.86	$14.91	$11.16	$10.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.25)	(0.19)	(0.17)	(0.11)	(0.09)
Net realized and unrealized gain on investments	7.03	1.41	4.26	3.86	0.30
Total from investment operations	6.78	1.22	4.09	3.75	0.21
Dividends from net investment income	(0.19)	–	–	–	–
Distributions from net realized gains	(0.30)	(0.15)	(0.14)	–	–
Net asset value, end of period	$26.22	$19.93	$18.86	$14.91	$11.16
Total return(ii)	34.74%	6.59%	27.72%	33.60%	1.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$566,606	$523,291	$300,066	$77,791	$23,653
Ratio of gross expenses to average net assets	1.22%	1.19%	1.18%	1.22%	1.36%
Ratio of expense reimbursements to average net assets	–	–	–	(0.02)%	(0.11)%
Ratio of net expenses to average net assets	1.22%	1.19%	1.18%	1.20%	1.25%
Ratio of net investment loss to average net assets	(1.11)%	(0.95)%	(0.92)%	(0.86)%	(0.84)%
Portfolio turnover rate	37.49%	48.84%	27.04%	44.56%	75.50%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Focus Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$17.85	$17.04	$13.58	$10.25	$10.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.37)	(0.31)	(0.27)	(0.20)	(0.15)
Net realized and unrealized gain on investments	6.30	1.27	3.87	3.53	0.28
Total from investment operations	5.93	0.96	3.60	3.33	0.13
Dividends from net investment income	(0.08)	–	–	–	–
Distributions from net realized gains	(0.30)	(0.15)	(0.14)	–	–
Net asset value, end of period	$23.40	$17.85	$17.04	$13.58	$10.25
Total return(ii)	33.85%	5.76%	26.82%	32.49%	1.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$248,577	$212,737	$131,655	$48,345	$15,928
Ratio of gross expenses to average net assets	1.94%	1.95%	1.94%	1.97%	2.12%
Ratio of expense reimbursements to average net assets	–	–	–	(0.02)%	(0.13)%
Ratio of net expenses to average net assets	1.94%	1.95%	1.94%	1.95%	1.99%
Ratio of net investment loss to average net assets	(1.83)%	(1.71)%	(1.66)%	(1.61)%	(1.57)%
Portfolio turnover rate	37.49%	48.84%	27.04%	44.56%	75.50%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Focus Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$20.44	$19.34	$15.28	$11.44	$11.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.24)	(0.19)	(0.17)	(0.11)	(0.09)
Net realized and unrealized gain on investments	7.22	1.44	4.37	3.95	0.31
Total from investment operations	6.98	1.25	4.20	3.84	0.22
Dividends from net investment income	(0.19)	–	–	–	–
Distributions from net realized gains	(0.30)	(0.15)	(0.14)	–	–
Net asset value, end of period	$26.93	$20.44	$19.34	$15.28	$11.44
Total return(ii)	34.86%	6.58%	27.77%	33.57%	1.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$360,756	$455,937	$340,636	$109,146	$75,648
Ratio of gross expenses to average net assets	1.15%	1.18%	1.17%	1.21%	1.32%
Ratio of expense reimbursements to average net assets	–	–	–	(0.01)%	(0.09)%
Ratio of net expenses to average net assets	1.15%	1.18%	1.17%	1.20%	1.23%
Ratio of net investment loss to average net assets	(1.04)%	(0.93)%	(0.90)%	(0.80)%	(0.81)%
Portfolio turnover rate	37.49%	48.84%	27.04%	44.56%	75.50%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Y
				From 3/1/2017
				(commencement
	Year ended	Year ended	Year ended	of operations) to
Alger Small Cap Focus Fund	10/31/2020	10/31/2019	10/31/2018	to10 /31/2017(i)
Net asset value, beginning of period	$20.79	$19.60	$15.44	$12.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.18)	(0.14)	(0.12)	(0.08)
Net realized and unrealized gain on investments	7.36	1.48	4.42	2.59
Total from investment operations	7.18	1.34	4.30	2.51
Dividends from net investment income	(0.26)	–	–	–
Distributions from net realized gains	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$27.41	$20.79	$19.60	$15.44
Total return(iii)	35.32%	6.96%	28.13%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$266,570	$94,694	$25,691	$3,279
Ratio of gross expenses to average net assets	0.84%	0.87%	0.88%	1.51%
Ratio of expense reimbursements to average net assets	– (iv)	(0.02)%	–	(0.61)%
Ratio of net expenses to average net assets	0.84%	0.85%	0.88%	0.90%
Ratio of net investment loss to average net assets	(0.74)%	(0.64)%	(0.63)%	(0.83)%
Portfolio turnover rate	37.49%	48.84%	27.04%	44.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Amount was more than (0.005)%.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Focus Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$20.79	$19.60	$15.44	$11.53	$11.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.18)	(0.13)	(0.12)	(0.08)	(0.07)
Net realized and unrealized gain on investments	7.36	1.47	4.42	3.99	0.32
Total from investment operations	7.18	1.34	4.30	3.91	0.25
Dividends from net investment income	(0.26)	–	–	–	–
Distributions from net realized gains	(0.30)	(0.15)	(0.14)	–	–
Net asset value, end of period	$27.41	$20.79	$19.60	$15.44	$11.53
Total return(ii)	35.30%	6.96%	28.13%	33.91%	2.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,499,832	$2,459,793	$1,329,712	$350,097	$68,253
Ratio of gross expenses to average net assets	0.85%	0.86%	0.87%	0.90%	1.01%
Ratio of net expenses to average net assets	0.85%	0.86%	0.87%	0.90%	1.01%
Ratio of net investment loss to average net assets	(0.74)%	(0.62)%	(0.61)%	(0.58)%	(0.58)%
Portfolio turnover rate	37.49%	48.84%	27.04%	44.56%	75.50%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger International Focus Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$15.51	$14.30	$17.58	$14.58	$15.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)	(0.02)	0.06	0.13	0.16
Net realized and unrealized gain (loss) on investments	3.91	1.66	(2.46)	3.11	(1.14)
Total from investment operations	3.85	1.64	(2.40)	3.24	(0.98)
Dividends from net investment income	(0.69)	(0.43)	(0.88)	(0.24)	(0.01)
Net asset value, end of period	$18.67	$15.51	$14.30	$17.58	$14.58
Total return(ii)	25.69%	11.99%	(14.35)%	22.63%	(6.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$120,832	$100,814	$98,105	$119,477	$107,398
Ratio of gross expenses to average net assets	1.34%	1.37%	1.29%	1.34%	1.35%
Ratio of net expenses to average net assets	1.34%	1.37%	1.29%	1.34%	1.35%
Ratio of net investment income (loss) to average net assets	(0.37)%	(0.11)%	0.38%	0.83%	1.08%
Portfolio turnover rate	105.22%	151.99%	207.22%	148.35%	134.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger International Focus Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$13.44	$12.38	$15.35	$12.76	$13.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	(0.04)	(0.06)	0.02	0.05
Net realized and unrealized gain (loss) on investments	3.38	1.44	(2.13)	2.73	(1.00)
Total from investment operations	3.36	1.40	(2.19)	2.75	(0.95)
Dividends from net investment income	(0.61)	(0.34)	(0.78)	(0.16)	–
Net asset value, end of period	$16.19	$13.44	$12.38	$15.35	$12.76
Total return(ii)	25.83%	11.82%	(15.00)%	21.71%	(6.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$18,427	$17,646	$17,639	$24,777	$25,033
Ratio of gross expenses to average net assets	2.05%	2.09%	2.01%	2.05%	2.06%
Ratio of expense reimbursements to average net assets	(0.88)%	(0.51)%	–	–	–
Ratio of net expenses to average net assets	1.17%	1.58%	2.01%	2.05%	2.06%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.30)%	(0.40)%	0.13%	0.37%
Portfolio turnover rate	105.22%	151.99%	207.22%	148.35%	134.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger International Focus Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$13.11	$12.07	$14.98	$12.44	$13.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.15)	(0.12)	(0.06)	0.01	0.04
Net realized and unrealized gain (loss) on investments	3.29	1.41	(2.09)	2.66	(0.99)
Total from investment operations	3.14	1.29	(2.15)	2.67	(0.95)
Dividends from net investment income	(0.57)	(0.25)	(0.76)	(0.13)	(0.18)
Net asset value, end of period	$15.68	$13.11	$12.07	$14.98	$12.44
Total return(ii)	24.68%	11.07%	(15.08)%	21.70%	(7.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,760	$3,603	$4,712	$12,130	$15,190
Ratio of gross expenses to average net assets	2.13%	2.23%	2.09%	2.13%	2.14%
Ratio of net expenses to average net assets	2.13%	2.23%	2.09%	2.13%	2.14%
Ratio of net investment income (loss) to average net assets	(1.13)%	(0.99)%	(0.41)%	0.06%	0.29%
Portfolio turnover rate	105.22%	151.99%	207.22%	148.35%	134.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger International Focus Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$15.54	$14.31	$17.54	$14.55	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	0.01	0.09	0.17	0.21
Net realized and unrealized gain (loss) on investments	3.93	1.67	(2.48)	3.09	(1.16)
Total from investment operations	3.91	1.68	(2.39)	3.26	(0.95)
Dividends from net investment income	(0.73)	(0.45)	(0.84)	(0.27)	(0.05)
Net asset value, end of period	$18.72	$15.54	$14.31	$17.54	$14.55
Total return(ii)	25.98%	12.41%	(14.27)%	22.84%	(6.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$642	$970	$2,156	$1,742	$14,202
Ratio of gross expenses to average net assets	1.34%	1.48%	1.19%	1.48%	1.33%
Ratio of expense reimbursements to average net assets	(0.27)%	(0.36)%	(0.04)%	(0.33)%	(0.18)%
Ratio of net expenses to average net assets	1.07%	1.12%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	(0.10)%	0.06%	0.51%	1.14%	1.43%
Portfolio turnover rate	105.22%	151.99%	207.22%	148.35%	134.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger International Focus Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$15.69	$14.46	$17.77	$14.74	$15.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	— (ii)	0.05	0.12	0.20	0.23
Net realized and unrealized gain (loss) on investments	3.98	1.67	(2.48)	3.14	(1.15)
Total from investment operations	3.98	1.72	(2.36)	3.34	(0.92)
Dividends from net investment income	(0.77)	(0.49)	(0.95)	(0.31)	(0.07)
Net asset value, end of period	$18.90	$15.69	$14.46	$17.77	$14.74
Total return(iii)	26.23%	12.64%	(14.03)%	23.16%	(5.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,621	$13,462	$14,597	$21,317	$18,477
Ratio of gross expenses to average net assets	1.02%	1.10%	1.01%	1.03%	1.04%
Ratio of expense reimbursements to average net assets	(0.13)%	(0.21)%	(0.12)%	(0.14)%	(0.15)%
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of net investment income to average net assets	0.01%	0.36%	0.71%	1.27%	1.57%
Portfolio turnover rate	105.22%	151.99%	207.22%	148.35%	134.84%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Health Sciences Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$26.55	$28.04	$25.16	$16.01	$21.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.09)	(0.19)	(0.19)	(0.15)
Net realized and unrealized gain (loss) on investments	7.20	0.48	3.82	9.34	(2.39)
Total from investment operations	7.11	0.39	3.63	9.15	(2.54)
Distributions from net realized gains	(1.91)	(1.88)	(0.75)	–	(3.39)
Net asset value, end of period	$31.75	$26.55	$28.04	$25.16	$16.01
Total return(ii)	28.09%	1.96%	14.92%	57.15%	(14.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$127,925	$108,095	$131,731	$95,913	$68,686
Ratio of gross expenses to average net assets	1.04%	1.12%	1.15%	1.38%	1.41%
Ratio of net expenses to average net assets	1.04%	1.12%	1.15%	1.38%	1.41%
Ratio of net investment loss to average net assets	(0.30)%	(0.34)%	(0.68)%	(0.86)%	(0.87)%
Portfolio turnover rate	131.29%	148.78%	89.73%	106.66%	93.49%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Health Sciences Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$20.44	$22.21	$20.23	$12.98	$18.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.23)	(0.23)	(0.31)	(0.28)	(0.24)
Net realized and unrealized gain (loss) on investments	5.44	0.34	3.04	7.53	(1.92)
Total from investment operations	5.21	0.11	2.73	7.25	(2.16)
Distributions from net realized gains	(1.91)	(1.88)	(0.75)	–	(3.39)
Net asset value, end of period	$23.74	$20.44	$22.21	$20.23	$12.98
Total return(ii)	27.12%	1.20%	14.03%	55.86%	(14.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,862	$10,963	$15,322	$31,148	$28,242
Ratio of gross expenses to average net assets	1.81%	1.89%	1.93%	2.15%	2.18%
Ratio of net expenses to average net assets	1.81%	1.89%	1.93%	2.15%	2.18%
Ratio of net investment loss to average net assets	(1.07)%	(1.12)%	(1.46)%	(1.63)%	(1.65)%
Portfolio turnover rate	131.29%	148.78%	89.73%	106.66%	93.49%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Health Sciences Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$26.69	$28.09	$25.11	$15.92	$21.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	— (ii)	0.01	(0.09)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	7.25	0.47	3.82	9.30	(2.37)
Total from investment operations	7.25	0.48	3.73	9.19	(2.45)
Dividends from net investment income	(0.04)	–	–	–	–
Distributions from net realized gains	(1.91)	(1.88)	(0.75)	–	(3.39)
Net asset value, end of period	$31.99	$26.69	$28.09	$25.11	$15.92
Total return(iii)	28.50%	2.34%	15.32%	57.73%	(13.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$131,109	$77,023	$57,640	$25,644	$4,980
Ratio of gross expenses to average net assets	0.71%	0.79%	0.84%	1.12%	1.16%
Ratio of expense reimbursements to average net assets	–	(0.04)%	(0.06)%	(0.13)%	(0.17)%
Ratio of net expenses to average net assets	0.71%	0.75%	0.78%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.01)%	0.02%	(0.32)%	(0.48)%	(0.45)%
Portfolio turnover rate	131.29%	148.78%	89.73%	106.66%	93.49%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in eleven series — Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, P, P-2, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class B or Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I, P, P-2, Y and Z shares are sold to investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

The Board of Trustees of the Trust (the “Board”) has authorized a partial closing of the Alger Small Cap Focus Fund effective July 31, 2019. Class A, C, I and Z shares will be available for purchase by existing shareholders who maintain open accounts and new investors that utilize certain retirement record keeping platforms identified by Fred Alger & Company, LLC, the Fund’s distributor. Class I and Z shares will also be available for purchase by investors who transact with certain brokers identified by the distributor. Class Y shares will remain open to all qualifying investors.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The Class B Shares of Alger Capital Appreciation Fund were converted into Class A Shares on June 1, 2020.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may also purchase put and call options. Such Funds pay a premium which is included in each Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in income from securities lending in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2020.

(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among each Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(l) Recent Accounting Pronouncements: In August 2018, FASB issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Funds have complied with ASU 2018-13 for the year ended October 31, 2020, resulting in (1) new disclosures for the total unrealized gain or loss attributable to fair value changes in Level 3 securities, and (2) the elimination of the disclosure of (a) the reasons for and amounts of transfers between Level 1 and Level 2, and (b) the Funds’ valuation processes for Level 3 securities.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2020, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.75%
Alger 25 Fund(b)	0.30-0.80	—	—	—	—	0.80
Alger 35 Fund(b)	0.30-0.80	—	—	—	—	0.80
Alger Growth & Income Fund(c)	0.50	—	—	—	—	0.50
Alger Mid Cap Growth Fund(d)	0.76	0.70	—	—	—	0.76
Alger Mid Cap Focus Fund(c)	0.70	—	—	—	—	0.70
Alger Weatherbie Specialized Growth Fund(d)	0.81	0.75	—	—	—	0.81
Alger Small Cap Growth Fund(d)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(c)	0.75	—	—	—	—	0.75
Alger International Focus Fund(d)	0.71	0.60	—	—	—	0.71
Alger Health Sciences Fund(c)	0.55	—	—	—	—	0.55

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) The management fee paid to Alger Management consists of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s performance relative to the S&P 500 Index, resulting in a minimum, total fee of 0.30%o and a maximum total fee of 0.80%.

(c) Tier 1 rate is paid on all assets.

(d) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The sub-advisor to the Alger Weatherbie Specialized Growth Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of the management fee that Alger Management receives at no additional cost to the Alger Weatherbie Specialized Growth Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Weatherbie Specialized Growth Fund to Alger Management with respect to the sub-advised assets. For the year ended October 31, 2020, Alger Management paid a sub-advisory fee of $3,857,739 to Weatherbie.

Alger Management has agreed to limit the expenses for certain share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses) exceed the rates, based on average daily net assets, listed in the table below.

						FEES WAIVED / REIMBURSED FOR
	CLASS					THE YEAR ENDED
	A	C	I	Y	Z	OCTOBER 31, 2020
Alger Growth & Income Fund	—	—	—	—	0.69%	$10,208
Alger Mid Cap Growth Fund	—	—	—	—	1.05	139
Alger Mid Cap Focus Fund	—	—	1.20%	—	0.99	57,824
Alger Weatherbie Specialized Growth Fund	—	—	—	0.87%	0.99	15,769
Alger Small Cap Growth Fund	—	—	—	—	0.99	17,370
Alger Small Cap Focus Fund	—	—	—	0.85	—	7,468
Alger International Focus Fund	—	—	1.10	—	0.89	14,995
Alger Health Sciences Fund	—	—	—	—	0.75	—

Alger Management has also agreed to limit expenses of the Class P and Class P-2 share classes of Alger 25 Fund and Alger 35 Fund, for the life of the applicable Funds, whereby it reimburses expenses to the extent Fund operating expenses, excluding advisory fees (and sub-transfer agency fees and shareholder service fees for Class P-2) exceed 0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses. Fees waived for the Alger 25 Fund and Alger 35 Fund were $133,553 and $129,916, respectively, for the year ended October 31, 2020.

In addition, Alger Management voluntarily reduced its 12b-1 fee effective April 1, 2019, for the Class B shares of the Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund by $111,290, $34,389 and $147,784, respectively, for the year ended October 31, 2020.

Alger Management may, during the first year of the two-year term of the expense limitation contract, recoup any fees waived or expenses reimbursed for share classes A, C, I, Y and Z pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account. For the period ended February 28, 2020, when the recoupment provision ended, the recoupments made by the Funds to the Investment Manager for the Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund were $1,043, $241, $301, $250 and $1,613, respectively.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, LLC, the Funds’ distributor and an affiliate of Alger Management (the “Distributor” or “Alger LLC”), a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class A shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger LLC for costs and expenses incurred by Alger LLC in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger LLC relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2020, such excess carried forward was $11,854,472, $18,698,945 and $18,476,862 for Class B shares of Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger LLC a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class C shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Focus Fund and Alger International Focus Fund each pay Alger LLC a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class I shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. Effective July 24, 2020, Alger LLC does not collect any sales charges on assets held by direct shareholders. For the year ended October 31, 2020, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Fund	$407	$15,137
Alger Growth & Income Fund	—	1,180
Alger Mid Cap Growth Fund	157	1,156
Alger Weatherbie Specialized Growth Fund	—	122,104
Alger Small Cap Growth Fund	142	23,807
Alger Small Cap Focus Fund	3,700	47,438
Alger International Focus Fund	240	1,988
Alger Health Sciences Fund	—	3,066

(e) Brokerage Commissions: During the year ended October 31, 2020, Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund paid Alger LLC commissions of $440,030, $3,069, $486, $1,729, $70,053, $26,487, $24,763, $253,111, $4,871 and $29,684, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Fund’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class P, Class P-2, Class Y and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2020, Alger Management charged back to Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund, $993,420, $35,572, $47,796, $955, $150,592, $40,472, $821,836, $27,552 and $62,252, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to January 1, 2020, each Independent Trustee received a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie. For the year ended October 31, 2020, these purchases and sales were as follows:

	Purchases	Sales	Realized loss
Alger Small Cap Growth Fund	$271,219	$—	$—
Alger Small Cap Focus Fund	—	271,219	210,799

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Focus Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2020.

During the year ended October 31, 2020, Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund incurred interfund loan interest expenses of $20,687, $373, $308, $1,420, $818, and $1,152, respectively, and Alger Capital Appreciation Fund and Alger Small Cap Focus Fund earned interfund loan interest income of $19 and $62,979, respectively, which is included in interest in the accompanying Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2020, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	I	P	P-2	Y	Z
Alger Capital Appreciation Fund	73,980	—	—	—	—	28,882
Alger 25 Fund	—	—	250,933	9,425	—	—
Alger 35 Fund	—	—	759,019	9,705	—	—
Alger Growth & Income Fund	—	—	—	—	—	32,241
Alger Mid Cap Growth Fund	—	—	—	—	—	91,394
Alger Mid Cap Focus Fund	—	100,000	—	—	—	900,000
Alger Weatherbie Specialized Growth Fund	187,751	—	—	—	10,066	185
Alger Small Cap Growth Fund	71,040	—	—	—	—	88,731
Alger Small Cap Focus Fund	—	—	—	—	787	304,233
Alger International Focus Fund	—	—	—	—	—	63,226
Alger Health Sciences Fund	—	—	—	—	—	5,232

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger LLC whereby Alger LLC provides Class P-2I shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the Class P-2 shares of the Fund pay Alger LLC a monthly fee at an annual rate of 0.08% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities and short-term securities, for the year ended October 31, 2020:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$2,738,723,502	$3,126,397,340
Alger 25 Fund	13,253,126	10,583,907
Alger 35 Fund	13,599,775	13,790,253
Alger Growth & Income Fund	10,238,268	20,173,582
Alger Mid Cap Growth Fund	343,932,724	350,192,267
Alger Mid Cap Focus Fund	432,111,893	159,144,884
Alger Weatherbie Specialized Growth Fund	614,675,260	459,032,403
Alger Small Cap Growth Fund	168,398,270	27,065,870
Alger Small Cap Focus Fund	2,589,699,539	1,699,419,517
Alger International Focus Fund	141,606,453	151,877,526
Alger Health Sciences Fund	327,770,480	321,183,321

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowing:

The Funds may borrow from Brown Brothers Harriman & Co., the Funds’ Custodian (“BBH” or the “Custodian”), on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2020, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Fund	$1,497,260	1.55%
Alger 25 Fund	744	2.21
Alger 35 Fund	328	2.24
Alger Growth & Income Fund	25,451	1.64
Alger Mid Cap Growth Fund	13,885	2.39
Alger Mid Cap Focus Fund	57,465	2.49
Alger Weatherbie Specialized Growth Fund	35	3.81
Alger Small Cap Growth Fund	22	3.79
Alger Small Cap Focus Fund	148	3.81
Alger International Focus Fund	78,755	2.02
Alger Health Sciences Fund	64,796	1.83

The highest amount borrowed from the Custodian and other funds during the year ended October 31, 2020 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$23,478,000
Alger 25 Fund	67,620
Alger 35 Fund	40,136
Alger Growth & Income Fund	2,300,018
Alger Mid Cap Growth Fund	2,370,274
Alger Mid Cap Focus Fund	6,989,844
Alger Weatherbie Specialized Growth Fund	12,643
Alger Small Cap Growth Fund	7,994
Alger Small Cap Focus Fund	54,116
Alger International Focus Fund	3,507,389
Alger Health Sciences Fund	4,238,000

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eleven series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	7,180,370	$211,280,486	5,409,646	$134,594,348
Shares converted from Class B	24,727	668,188	56,679	1,442,230
Shares converted from Class C	86,714	2,362,603	53,610	1,383,010
Dividends reinvested	2,937,814	78,087,090	4,389,837	97,586,145
Shares redeemed	(14,430,334)	(419,690,482)	(14,606,803)	(371,486,813)
Net decrease	(4,200,709)	$(127,292,115)	(4,697,031)	$(136,481,080)
Class B:
Shares sold	15,128	$302,171	25,852	$500,372
Shares converted to Class A	(33,469)	(668,188)	(74,375)	(1,442,230)
Dividends reinvested	41,410	807,917	71,787	1,213,205
Shares redeemed	(457,984)	(9,741,707)	(102,456)	(1,996,484)
Net decrease	(434,915)	$(9,299,807)	(79,192)	$(1,725,137)
Class C:
Shares sold	899,144	$19,063,091	1,128,309	$20,701,966
Shares converted to Class A	(117,059)	(2,362,603)	(70,119)	(1,383,010)
Dividends reinvested	934,025	18,353,590	1,416,976	24,088,590
Shares redeemed	(4,104,569)	(90,979,418)	(3,591,490)	(69,831,298)
Net decrease	(2,388,459)	$(55,925,340)	(1,116,324)	$(26,423,752)
Class Z:
Shares sold	11,841,043	$364,289,219	9,367,565	$244,340,144
Dividends reinvested	3,577,911	98,750,345	4,615,566	105,881,077
Shares redeemed	(13,775,650)	(416,349,095)	(9,816,320)	(254,664,054)
Net increase	1,643,304	$46,690,469	4,166,811	$95,557,167

Alger 25 Fund
Class P:
Shares sold	193,007	$2,433,323	40,097	$500,000
Dividends reinvested	10,217	130,985	3,929	39,245
Shares redeemed	—	—	(5,067)	(63,592)
Net increase	203,224	$2,564,308	38,959	$475,653
Class P-2:
Shares sold	32,610	$448,449	9,286	$106,215
Dividends reinvested	98	1,252	—	—
Shares redeemed	(11,163)	(143,979)	(447)	(5,132)
Net increase	21,545	$305,722	8,839	$101,083

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger 35 Fund
Class P:
Shares sold	28,618	$350,000	23,801	$250,000
Dividends reinvested	42	508	9,185	87,537
Net increase	28,660	$350,508	32,986	$337,537
Class P-2:
Shares sold	14,559	$236,787	5	$50
Dividends reinvested	—	—	71	680
Shares redeemed	(9,868)	(163,136)	—	—
Net increase	4,691	$73,651	76	$730

Alger Growth & Income Fund
Class A:
Shares sold	166,028	$7,230,027	158,691	$6,395,146
Shares converted from Class C	5,418	230,594	4,571	185,960
Dividends reinvested	79,229	3,448,814	103,036	3,845,341
Shares redeemed	(278,890)	(12,011,731)	(284,192)	(11,461,717)
Net decrease	(28,215)	$(1,102,296)	(17,894)	$(1,035,270)
Class C:
Shares sold	52,246	$2,232,137	63,968	$2,451,716
Shares converted to Class A	(5,503)	(230,594)	(4,639)	(185,960)
Dividends reinvested	14,947	643,564	22,069	805,489
Shares redeemed	(106,117)	(4,396,795)	(133,031)	(5,262,691)
Net decrease	(44,427)	$(1,751,688)	(51,633)	$(2,191,446)
Class Z:
Shares sold	123,441	$5,384,534	125,149	$4,862,200
Dividends reinvested	28,083	1,221,091	36,266	1,360,433
Shares redeemed	(276,987)	(10,439,155)	(145,528)	(5,810,750)
Net increase (decrease)	(125,463)	$(3,833,530)	15,887	$411,883

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	683,420	$11,230,660	497,105	$6,947,149
Shares converted from Class B	697,095	10,686,941	52,502	749,952
Shares converted from Class C	5,184	80,661	14,106	208,811
Dividends reinvested	718,109	10,161,234	495,829	6,009,462
Shares redeemed	(1,774,141)	(27,259,364)	(1,461,310)	(21,047,438)
Net increase (decrease)	329,667	$4,900,132	(401,768)	$(7,132,064)
Class B:
Shares sold	766,194	$8,988,482	27,558	$288,473
Shares converted to Class A	(901,373)	(10,686,941)	(67,138)	(749,952)
Dividends reinvested	123,931	1,335,978	94,332	893,322
Shares redeemed	(132,984)	(1,542,833)	(231,702)	(2,608,100)
Net decrease	(144,232)	$(1,905,314)	(176,950)	$(2,176,257)
Class C:
Shares sold	110,698	$1,351,444	96,099	$1,044,631
Shares converted to Class A	(6,962)	(80,661)	(18,362)	(208,811)
Dividends reinvested	43,750	461,119	36,385	339,838
Shares redeemed	(279,162)	(3,292,499)	(273,590)	(3,014,606)
Net decrease	(131,676)	$(1,560,597)	(159,468)	$(1,838,948)
Class Z:
Shares sold	383,063	$6,586,907	287,124	$3,997,992
Dividends reinvested	56,154	806,942	34,439	422,221
Shares redeemed	(243,910)	(3,731,436)	(149,060)	(2,131,312)
Net increase	195,307	$3,662,413	172,503	$2,288,901

Alger Mid Cap Focus Fund
Class I:*
Shares sold	5,205,360	$63,455,538	1,014,523	$10,401,362
Shares redeemed	(923,353)	(12,609,650)	(806,054)	(7,922,135)
Net increase	4,282,007	$50,845,888	208,469	$2,479,227
Class Z:*
Shares sold	18,710,358	$255,789,347	2,962,115	$29,644,747
Shares redeemed	(1,312,798)	(18,447,018)	(54,670)	(535,882)
Net increase	17,397,560	$237,342,329	2,907,445	$29,108,865

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Weatherbie Specialized Growth Fund
Class A:
Shares sold	4,404,952	$68,046,713	5,688,891	$76,692,198
Shares converted from Class C	52,158	747,539	30,603	419,531
Dividends reinvested	393,895	5,475,142	761,268	8,085,010
Shares redeemed	(5,400,289)	(79,168,629)	(4,445,803)	(58,098,817)
Net increase (decrease)	(549,284)	$(4,899,235)	2,034,959	$27,097,922
Class C:
Shares sold	1,895,581	$18,949,256	2,129,592	$19,585,283
Shares converted to Class A	(78,426)	(747,539)	(44,988)	(419,531)
Dividends reinvested	290,701	2,683,170	519,008	3,757,614
Shares redeemed	(1,491,233)	(14,469,003)	(1,525,881)	(13,812,767)
Net increase	616,623	$6,415,884	1,077,731	$9,110,599
Class I:
Shares sold	3,499,097	$52,548,644	6,551,855	$89,713,141
Dividends reinvested	139,279	1,988,908	206,658	2,250,504
Shares redeemed	(4,238,615)	(65,406,834)	(5,127,346)	(71,611,171)
Net increase (decrease)	(600,239)	$(10,869,282)	1,631,167	$20,352,474
Class Y:
Shares sold	1,210,303	$17,155,111	796,709	$11,239,481
Dividends reinvested	22,542	325,051	37,800	413,909
Shares redeemed	(370,845)	(5,562,734)	(182,177)	(2,490,755)
Net increase	862,000	$11,917,428	652,332	$9,162,635
Class Z:
Shares sold	22,656,106	$368,505,246	15,933,666	$229,349,153
Dividends reinvested	759,385	11,261,680	953,077	10,731,650
Shares redeemed	(10,331,118)	(159,208,355)	(7,484,513)	(103,653,631)
Net increase	13,084,373	$220,558,571	9,402,230	$136,427,172

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	4,331,791	$48,331,960	1,167,060	$10,800,783
Shares converted from Class B	191,239	1,931,695	191,897	1,777,871
Shares converted from Class C	12,551	123,962	12,949	123,857
Dividends reinvested	703,588	6,494,119	1,327,983	10,198,906
Shares redeemed	(2,811,745)	(29,568,530)	(1,899,859)	(17,257,336)
Net increase	2,427,424	$27,313,206	800,030	$5,644,081
Class B:
Shares sold	180,405	$1,256,084	221,477	$1,479,400
Shares converted to Class A	(267,059)	(1,931,695)	(263,994)	(1,777,871)
Dividends reinvested	53,607	348,979	111,241	618,499
Shares redeemed	(64,535)	(476,066)	(85,867)	(567,974)
Net decrease	(97,582)	$(802,698)	(17,143)	$(247,946)
Class C:
Shares sold	1,594,809	$12,146,901	446,180	$2,944,370
Shares converted to Class A	(18,581)	(123,962)	(18,533)	(123,857)
Dividends reinvested	72,948	454,464	126,861	679,974
Shares redeemed	(439,985)	(3,067,814)	(423,092)	(2,746,744)
Net increase	1,209,191	$9,409,589	131,416	$753,743
Class Z:
Shares sold	13,634,150	$160,892,760	1,386,207	$13,495,541
Dividends reinvested	136,279	1,304,192	153,409	1,214,997
Shares redeemed	(2,343,101)	(26,604,569)	(628,827)	(5,576,290)
Net increase	11,427,328	$135,592,383	910,789	$9,134,248

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	5,208,591	$117,294,890	24,526,769	$483,804,839
Shares converted from Class C	2,966	67,602	13,598	292,342
Dividends reinvested	535,855	11,038,609	134,336	2,275,658
Shares redeemed	(10,396,362)	(218,897,878)	(14,329,320)	(281,299,700)
Net increase (decrease)	(4,648,950)	$(90,496,777)	10,345,383	$205,073,139
Class C:
Shares sold	854,346	$17,176,073	5,872,226	$104,857,343
Shares converted to Class A	(3,312)	(67,602)	(15,155)	(292,342)
Dividends reinvested	213,864	3,956,482	69,301	1,058,917
Shares redeemed	(2,357,386)	(45,373,121)	(1,737,269)	(30,901,428)
Net increase (decrease)	(1,292,488)	$(24,308,168)	4,189,103	$74,722,490
Class I:
Shares sold	11,716,100	$270,460,844	20,978,750	$426,127,765
Dividends reinvested	497,619	10,524,647	146,344	2,541,988
Shares redeemed	(21,124,546)	(507,666,465)	(16,437,079)	(330,681,997)
Net increase (decrease)	(8,910,827)	$(226,680,974)	4,688,015	$97,987,756
Class Y:
Shares sold	8,822,105	$207,222,610	3,807,324	$82,404,302
Dividends reinvested	133,682	2,868,815	7,242	127,601
Shares redeemed	(3,784,003)	(89,917,556)	(571,021)	(12,173,701)
Net increase	5,171,784	$120,173,869	3,243,545	$70,358,202
Class Z:
Shares sold	91,276,709	$2,183,836,177	84,385,806	$1,736,307,318
Dividends reinvested	2,555,372	54,838,281	488,759	8,611,931
Shares redeemed	(47,965,380)	(1,093,715,206)	(34,394,271)	(701,365,500)
Net increase	45,866,701	$1,144,959,252	50,480,294	$1,043,553,749

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	289,777	$4,740,621	232,258	$3,367,227
Shares converted from Class B	442,500	7,095,292	646,187	9,281,241
Shares converted from Class C	2,852	45,483	7,673	112,382
Dividends reinvested	249,682	3,957,495	199,154	2,563,105
Shares redeemed	(1,013,866)	(16,405,429)	(1,446,047)	(20,773,744)
Net decrease	(29,055)	$(566,538)	(360,775)	$(5,449,789)
Class B:
Shares sold	430,047	$6,099,558	692,182	$8,548,811
Shares converted to Class A	(510,496)	(7,095,292)	(745,819)	(9,281,241)
Dividends reinvested	48,677	667,850	36,342	405,944
Shares redeemed	(143,024)	(1,989,352)	(94,543)	(1,186,449)
Net decrease	(174,796)	$(2,317,236)	(111,838)	$(1,512,935)
Class C:
Shares sold	17,191	$234,371	19,353	$232,779
Shares converted to Class A	(3,383)	(45,483)	(9,057)	(112,382)
Dividends reinvested	8,313	111,390	6,179	67,724
Shares redeemed	(120,921)	(1,705,693)	(132,169)	(1,600,292)
Net decrease	(98,800)	$(1,405,415)	(115,694)	$(1,412,171)
Class I:
Shares sold	9,635	$142,072	11,775	$168,474
Dividends reinvested	2,417	38,342	4,470	57,531
Shares redeemed	(40,160)	(639,872)	(104,424)	(1,502,128)
Net decrease	(28,108)	$(459,458)	(88,179)	$(1,276,123)
Class Z:
Shares sold	258,994	$4,789,619	116,704	$1,664,093
Dividends reinvested	35,504	567,345	34,224	443,891
Shares redeemed	(484,662)	(6,975,611)	(302,144)	(4,329,017)
Net decrease	(190,164)	$(1,618,647)	(151,216)	$(2,221,033)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	854,557	$24,745,630	1,092,551	$29,383,122
Shares converted from Class C	7,001	187,283	31,125	847,116
Dividends reinvested	248,077	6,740,256	316,696	7,721,044
Shares redeemed	(1,151,412)	(32,912,494)	(2,067,110)	(53,963,326)
Net decrease	(41,777)	$(1,239,325)	(626,738)	$(16,012,044)
Class C:
Shares sold	153,760	$3,349,184	110,814	$2,331,623
Shares converted to Class A	(9,237)	(187,283)	(40,088)	(847,116)
Dividends reinvested	43,515	889,878	59,612	1,126,072
Shares redeemed	(224,816)	(4,738,890)	(283,916)	(5,940,846)
Net decrease	(36,778)	$(687,111)	(153,578)	$(3,330,267)
Class Z:
Shares sold	4,814,272	$133,968,058	2,540,997	$68,194,857
Dividends reinvested	201,739	5,507,481	154,247	3,768,246
Shares redeemed	(3,803,485)	(114,672,656)	(1,861,957)	(49,112,744)
Net increase	1,212,526	$24,802,883	833,287	$22,850,359

* Inception date 6/14/19.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2020 and the year ended October 31, 2019 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2020	OCTOBER 31, 2019
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	226,260,940	265,949,900
Total distributions paid	$226,260,940	$265,949,900

Alger 25 Fund
Distributions paid from:
Ordinary Income	$23,813	$39,246
Long-term capital gain	148,879	—
Total distributions paid	$172,692	$39,246

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2020	OCTOBER 31, 2019
Alger 35 Fund
Distributions paid from:
Ordinary Income	$16,765	$88,217
Long-term capital gain	—	—
Total distributions paid	$16,765	$88,217

Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	$1,753,078	$1,658,134
Long-term capital gain	4,157,258	5,002,598
Total distributions paid	$5,910,336	$6,660,732

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	$—	$1,188,196
Long-term capital gain	14,472,041	7,830,524
Total distributions paid	$14,472,041	$9,018,720

Alger Weatherbie Specialized Growth Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	22,961,850	26,732,311
Total distributions paid	$22,961,850	$26,732,311

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	9,157,081	13,540,912
Total distributions paid	$9,157,081	$13,540,912

Alger Small Cap Focus Fund
Distributions paid from:
Ordinary Income	$42,353,237	$—
Long-term capital gain	55,990,468	17,227,374
Total distributions paid	$98,343,705	$17,227,374

Alger International Focus Fund
Distributions paid from:
Ordinary Income	$6,030,785	$3,949,584
Long-term capital gain	—	—
Total distributions paid	$6,030,785	$3,949,584

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2020	OCTOBER 31, 2019
Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	$105,080	$1,800,933
Long-term capital gain	14,145,044	12,206,904
Total distributions paid	$14,250,124	$14,007,837

As of October 31, 2020, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income	$—
Undistributed long-term gains	421,751,297
Net accumulated earnings	421,751,297
Capital loss carryforwards	—
Late year ordinary income losses	(11,848,143)
Net unrealized appreciation	1,328,386,150
Total accumulated earnings	$1,738,289,304

Alger 25 Fund
Undistributed ordinary income	$396,351
Undistributed long-term gains	1,149,786
Net accumulated earnings	1,546,137
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	6,463,902
Total accumulated earnings	$8,010,039

Alger 35 Fund
Undistributed ordinary income	$902,462
Undistributed long-term gains	1,599,819
Net accumulated earnings	2,502,281
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	3,514,323
Total accumulated earnings	$6,016,604

Alger Growth & Income Fund
Undistributed ordinary income	$108,851
Undistributed long-term gains	1,671,215
Net accumulated earnings	1,780,066
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	56,770,381
Total accumulated earnings	$58,550,447

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund
Undistributed ordinary income	$9,985,370
Undistributed long-term gains	17,091,242
Net accumulated earnings	27,076,612
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	59,096,401
Total accumulated earnings	$86,173,013

Alger Mid Cap Focus Fund
Undistributed ordinary income	$4,476,380
Undistributed long-term gains	2,735,867
Net accumulated earnings	7,212,247
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	48,419,756
Total accumulated losses	$55,632,003

Alger Weatherbie Specialized Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gains	54,751,214
Net accumulated earnings	54,751,214
Capital loss carryforwards	—
Late year ordinary income losses	(5,902,894)
Net unrealized appreciation	209,562,909
Total accumulated earnings	$258,411,229

Alger Small Cap Growth Fund
Undistributed ordinary income	$—
Undistributed long-term gains	2,403,784
Net accumulated earnings	2,403,784
Capital loss carryforwards	—
Late year ordinary income losses	(2,194,860)
Net unrealized appreciation	131,988,568
Total accumulated earnings	$132,197,492

Alger Small Cap Focus Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(58,079,170)
Late year ordinary income losses	(35,504,491)
Net unrealized appreciation	1,747,176,891
Total accumulated earnings	$1,653,593,230

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger International Focus Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(13,431,827)
Late year ordinary income losses	(666,247)
Net unrealized appreciation	40,039,144
Total accumulated earnings	$25,941,070

Alger Health Sciences Fund
Undistributed ordinary income	$5,700,622
Undistributed long-term gains	26,992,539
Net accumulated earnings	32,693,161
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	63,795,076
Total accumulated earnings	$96,488,237

At October 31, 2020, Alger Small Cap Focus Fund and Alger International Focus Fund, for federal income tax purposes, had capital loss carryforwards of $58,079,170 and $13,431,827, respectively. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2020:

Alger Capital Appreciation Fund
Distributable earnings	$(40,865,047)
Paid-in Capital	$40,865,047

Alger 25 Fund
Distributable earnings	$1,094
Paid-in Capital	$(1,094)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 35 Fund
Distributable earnings	$244
Paid-in Capital	$(244)

Alger Growth & Income Fund
Distributable earnings	$1
Paid-in Capital	$(1)

Alger Weatherbie Specialized Growth Fund
Distributable earnings	$2,299,100
Paid-in Capital	$(2,299,100)

Alger Small Cap Growth Fund
Distributable earnings	$253,636
Paid-in Capital	$(253,636)

Alger Small Cap Focus Fund
Distributable earnings	$4,958,731
Paid-in Capital	$(4,958,731)

Alger International Focus Fund
Distributable earnings	$489,806
Paid-in Capital	$(489,806)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2020 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$462,783,021	$444,112,656	$18,670,365	$—
Consumer Discretionary	756,811,295	727,665,288	23,411,669	5,734,338
Consumer Staples	22,435,395	22,435,395	—	—
Financials	97,528,673	97,528,673	—	—
Healthcare	291,303,317	291,303,317	—	—
Industrials	144,487,660	144,487,660	—	—
Information Technology	1,435,801,501	1,429,843,170	5,958,331	—
Materials	89,898,944	89,898,944	—	—
TOTAL COMMON STOCKS	$3,301,049,806	$3,247,275,103	$48,040,365	$5,734,338
REAL ESTATE INVESTMENT TRUST
Real Estate	35,026,913	35,026,913	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	2,775,000	—	—	2,775,000
TOTAL INVESTMENTS IN SECURITIES	$3,338,851,719	$3,282,302,016	$48,040,365	$8,509,338

Alger 25 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$3,177,731	$3,177,731	$—	$—
Consumer Discretionary	4,974,142	4,974,142	—	—
Financials	615,123	615,123	—	—
Healthcare	932,640	932,640	—	—
Industrials	784,173	784,173	—	—
Information Technology	10,159,665	10,159,665	—	—
Materials	718,939	718,939	—	—
TOTAL COMMON STOCKS	$21,362,413	$21,362,413	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	712,272	712,272	—	—
TOTAL INVESTMENTS IN SECURITIES	$22,074,685	$22,074,685	$—	$—

Alger 35 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,860,696	$1,860,696	$—	$—
Consumer Discretionary	3,559,812	3,559,812	—	—
Consumer Staples	420,654	420,654	—	—
Financials	202,718	202,718	—	—
Healthcare	2,448,380	2,448,380	—	—
Industrials	618,474	618,474	—	—
Information Technology	4,481,424	4,481,424	—	—
TOTAL COMMON STOCKS	$13,592,158	$13,592,158	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$13,592,158	$13,592,158	$—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$14,305,022	$14,305,022	$—	$—
Consumer Discretionary	10,283,409	10,283,409	—	—
Consumer Staples	8,782,046	8,782,046	—	—
Energy	1,911,575	1,911,575	—	—
Financials	12,705,724	12,705,724	—	—
Healthcare	15,159,584	15,159,584	—	—
Industrials	6,681,688	6,681,688	—	—
Information Technology	28,877,085	28,877,085	—	—
Materials	2,269,044	2,269,044	—	—
Utilities	1,611,590	1,611,590	—	—
TOTAL COMMON STOCKS	$102,586,767	$102,586,767	$—	$—
MASTER LIMITED PARTNERSHIP
Energy	621,863	621,863	—	—
REAL ESTATE INVESTMENT TRUST
Financials	731,811	731,811	—	—
Real Estate	4,452,411	4,452,411	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$5,184,222	$5,184,222	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$108,392,852	$108,392,852	$—	$—

Alger Mid Cap Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$14,105,454	$14,105,454	$—	$—
Consumer Discretionary	41,192,405	39,438,336	1,754,069	—
Consumer Staples	4,439,745	4,439,745	—	—
Financials	5,475,181	5,475,181	—	—
Healthcare	57,976,211	54,494,664	3,481,547	—
Industrials	29,330,067	29,330,067	—	—
Information Technology	68,012,745	67,376,172	636,573	—
Materials	1,679,608	1,679,608	—	—
Real Estate	1,526,204	1,526,204	—	—
TOTAL COMMON STOCKS	$223,737,620	$217,865,431	$5,872,189	$—
PREFERRED STOCKS
Healthcare	32,942	—	—	32,942
WARRANTS
Healthcare	5,333,479	—	5,333,479	—
RIGHTS
Healthcare	407,141	—	—	407,141
REAL ESTATE INVESTMENT TRUST
Real Estate	4,085,510	4,085,510	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,200,000	—	—	1,200,000
TOTAL INVESTMENTS IN SECURITIES	$234,796,692	$221,950,941	$11,205,668	$1,640,083

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$23,789,014	$23,789,014	$—	$—
Consumer Discretionary	103,290,445	103,290,445	—	—
Financials	8,563,404	8,563,404	—	—
Healthcare	77,662,218	77,662,218	—	—
Industrials	46,167,920	46,167,920	—	—
Information Technology	96,609,970	96,609,970	—	—
Real Estate	4,729,868	4,729,868	—	—
TOTAL COMMON STOCKS	$360,812,839	$360,812,839	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$360,812,839	$360,812,839	$—	$—

Alger Weatherbie Specialized Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$117,430,993	$117,430,993	$—	$—
Energy	3,912,020	3,912,020	—	—
Financials	79,917,952	79,917,952	—	—
Healthcare	294,422,002	294,422,002	—	—
Industrials	87,907,694	87,907,694	—	—
Information Technology	242,301,510	242,301,510	—	—
Real Estate	57,295,309	57,295,309	—	—
TOTAL COMMON STOCKS	$883,187,480	$883,187,480	$—	$—
PREFERRED STOCKS
Healthcare	34,721	—	—	34,721
TOTAL INVESTMENTS IN SECURITIES	$883,222,201	$883,187,480	$—	$34,721

Alger Small Cap Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$12,048,058	$12,048,058	$—	$—
Consumer Discretionary	42,542,755	42,542,755	—	—
Consumer Staples	7,718,351	7,718,351	—	—
Energy	1,729,238	1,729,238	—	—
Financials	10,826,959	10,826,959	—	—
Healthcare	149,350,996	146,798,651	2,552,345	—
Industrials	12,857,605	12,857,605	—	—
Information Technology	101,498,427	101,498,427	—	—
Materials	3,714,942	3,714,942	—	—
TOTAL COMMON STOCKS	$342,287,331	$339,734,986	$2,552,345	$—
PREFERRED STOCKS
Healthcare	7,603	—	—	7,603
RIGHTS
Healthcare	120,600	—	—	120,600
REAL ESTATE INVESTMENT TRUST
Real Estate	6,187,728	6,187,728	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,800,000	—	—	1,800,000
TOTAL INVESTMENTS IN SECURITIES	$350,403,262	$345,922,714	$2,552,345	$1,928,203

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$85,387,113	$85,387,113	$—	$—
Consumer Discretionary	547,188,704	547,188,704	—	—
Healthcare	2,813,084,477	2,813,084,477	—	—
Industrials	228,124,974	228,124,974	—	—
Information Technology	2,058,956,527	2,058,956,527	—	—
Materials	77,699,931	77,699,931	—	—
TOTAL COMMON STOCKS	$5,810,441,726	$5,810,441,726	$—	$—
RIGHTS
Healthcare	8,214	—	—	8,214
TOTAL INVESTMENTS IN SECURITIES	$5,810,449,940	$5,810,441,726	$—	$8,214

Alger International Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$13,139,243	$—	$13,139,243	$—
Consumer Discretionary	37,287,329	13,662,141	23,625,188	—
Consumer Staples	4,837,008	—	4,837,008	—
Energy	3,353,544	—	3,353,544	—
Financials	16,886,874	3,388,960	13,497,914	—
Healthcare	15,852,875	3,276,138	12,576,737	—
Industrials	26,287,457	—	26,287,457	—
Information Technology	31,416,184	6,413,788	25,002,396	—
Materials	4,108,283	—	4,108,283	—
TOTAL COMMON STOCKS	$153,168,797	$26,741,027	$126,427,770	$—
TOTAL INVESTMENTS IN SECURITIES	$153,168,797	$26,741,027	$126,427,770	$—

Alger Health Sciences Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Financials	$1,194,625	$1,194,625	$—	$—
Healthcare	256,303,833	245,257,025	11,046,808	—
TOTAL COMMON STOCKS	$257,498,458	$246,451,650	$11,046,808	$—
PREFERRED STOCKS
Healthcare	134,605	—	—	134,605
WARRANTS
Healthcare	5,840,004	—	5,840,004	—
RIGHTS
Healthcare	1,350,327	—	—	1,350,327
TOTAL INVESTMENTS IN SECURITIES	$264,823,394	$246,451,650	$16,886,812	$1,484,932

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2019	$6,002,522
Transfers into Level 3	—
Transfers out of Level 3	(5,663,177)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	729,222
Purchases and sales
Purchases/ Conversions	4,665,771
Sales	—
Closing balance at October 31, 2020	5,734,338
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$613,187

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2019	$4,062,807
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	602,964
Purchases and sales
Purchases	—
Sales/ Conversions	(4,665,771)
Closing balance at October 31, 2020	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

Alger Capital Appreciation Fund	Special Purpose Vehicle
Opening balance at November 1, 2019	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	2,775,000
Sales	—
Closing balance at October 31, 2020	2,775,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2019	$94,162
Transfers into Level 3	—
Transfers out of Level 3	(605,033)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	12,397
Purchases and sales
Purchases/ Conversions	498,474
Sales	—
Closing balance at October 31, 2020	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2019	$666,843
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(135,427)
Purchases and sales
Purchases	—
Sales/ Conversions	(498,474)
Closing balance at October 31, 2020	32,942
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(199,845)

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2019	$1,905,891
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,498,750)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	407,141
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(1,498,750)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Mid Cap Growth Fund	Vehicle
Opening balance at November 1, 2019	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	1,200,000
Sales	—
Closing balance at October 31, 2020	1,200,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Preferred Stocks
Opening balance at November 1, 2019	$245,362
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(210,641)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	34,721
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(210,641)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2019	$53,729
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(46,126)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	7,603
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(46,126)

Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2019	$564,546
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(443,946)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	120,600
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(443,946)

Special Purpose
Alger Small Cap Growth Fund	Vehicle
Opening balance at November 1, 2019	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	1,800,000
Sales	—
Closing balance at October 31, 2020	1,800,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2019	$38,453
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(30,239)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	8,214
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(30,239)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2019	$951,208
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(816,603)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	134,605
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(816,603)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Rights
Opening balance at November 1, 2019	$6,321,097
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(4,970,770)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	1,350,327
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(4,970,770)

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of the Funds’ investments as of October 31, 2020. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Funds’ fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
	October 31, 2020	Methodology	Input	Input/Range	Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$5,734,338	Income	Probability of	15.00%-50.00%	N/A
		Approach	Success
			Discount Rate	4.83%	N/A
Special Purpose Vehicle	2,775,000	Cost	Priced at Cost	N/A	N/A
		Approach

Alger Mid Cap Growth Fund
Preferred Stocks	$32,942	Income	Discount Rate	72.50%-77.50%	N/A
		Approach
Rights	407,141	Income	Probability of	0.00%-60.00%	N/A
		Approach	Success
			Discount Rate	5.52%-6.16%	N/A
Special Purpose Vehicle	1,200,000	Cost	Priced at Cost	N/A	N/A
		Approach

Alger Weatherbie Specialized Growth Fund
Preferred Stocks	$34,721	Income	Discount Rate	72.50%-77.50%	N/A
		Approach

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	October 31, 2020	Methodology	Input	Input/Range	Average Inputs
Alger Small Cap Growth Fund
Preferred Stocks	$7,603	Income	Discount Rate	72.50%-77.50%	N/A
		Approach
Rights	120,600	Income	Probability of	0.00%-60.00%	N/A
		Approach	Success
			Discount Rate	5.52%-6.16%	N/A
Special Purpose Vehicle	1,800,000	Cost	Priced at Cost	N/A	N/A
		Approach

Alger Small Cap Focus Fund
Rights	$8,214	Income	Probability of	0.00%-60.00%	N/A
		Approach	Success
			Discount Rate	5.52%-6.16%	N/A

Alger Health Sciences Fund
Preferred Stocks	$134,605	Income	Discount Rate	72.50%-77.50%	N/A
		Approach
Rights	1,350,327	Income	Probability of	0.00%-60.00%	N/A
		Approach	Success
			Discount Rate	5.52%-6.16%	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of October 31, 2020, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Capital Appreciation Fund	$8,429,354	$–	$8,429,354	$–
Alger 25 Fund	466,920	–	466,920	–
Alger 35 Fund	905,917	–	905,917	–
Alger Growth & Income Fund	605,561	–	605,561	–
Alger Mid Cap Growth Fund	2,506,276	–	2,506,276	–
Alger Mid Cap Focus Fund	19,649,253	–	19,649,253	–
Alger Weatherbie Specialized Growth Fund	71,821,782	–	71,821,782	–
Alger Small Cap Growth Fund	64,929,222	–	64,929,222	–
Alger Small Cap Focus Fund	142,998,721	–	142,998,721	–
Alger International Focus Fund	1,423,797	160,804	1,262,993	–
Alger Health Sciences Fund	6,148,853	–	6,148,853	–

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Forward Foreign Currency Contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

There were no derivative instruments held by the Funds throughout the year or as of October 31, 2020.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger 25 Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger 35 Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger Growth & Income Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Focus Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Weatherbie Specialized Growth Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign and Emerging Market securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger Small Cap Growth Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign and Emerging Market securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger Small Cap Focus Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger International Focus Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign and emerging Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2020. Purchase and sale transactions, interest income and dividend income earned during the year were as follows:

						Net Increase
						(Decrease)
	Value			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Capital Appreciation Fund
Special Purpose Vehicle
Crosslink Ventures Capital LLC	$–	$2,775,000	$–	$–	$–	$–	$2,775,000
Total	$–	$2,775,000	$–	$–	$–	$–	$2,775,000

						Net Increase
						(Decrease)
	Value			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$232,787	$–	$–	$–	$–	$(199,845)	$32,942
Special Purpose Vehicle
Crosslink Ventures Capital LLC	–	1,200,000	–	–	–	–	1,200,000
Total	$232,787	$1,200,000	$–	$–	$–	$(199,845)	$1,232,942

						Net Increase
						(Decrease)
	Value			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Weatherbie Specialized Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$245,362	$–	$–	$–	$–	$(210,641)	$34,721
Total	$245,362	$–	$–	$–	$–	$(210,641)	$34,721

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

						Net Increase
						(Decrease)
	Value			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$53,729	$–	$–	$–	$–	$(46,126)	$7,603
Special Purpose Vehicle
Crosslink Ventures Capital LLC	–	1,800,000	–	–	–	–	1,800,000
Total	$53,729	$1,800,000	$–	$–	$–	$(46,126)	$1,807,603

						Net Increase
						(Decrease)
	Value			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$951,208	$–	$–	$–	$–	$(816,603)	$134,605
Total	$951,208	$–	$–	$–	$–	$(816,603)	$134,605

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2020, through the issuance date of the Financial Statements. The following items were noted which require recognition and/or disclosure:

On September 29, 2020, Alger Management and the Board, including the Independent Trustees, agreed to amend the investment advisory agreement between Alger Management and the Trust, on behalf of the Alger 25 Fund and the Alger 35 Fund, subject to shareholder approval. The proposed amendment (the “Amendment”) would remove the existing fulcrum fee for each Fund, and implement a new advisory fee at a rate of 0.45% of average daily net assets of the Fund.

On October 30, 2020, at a special meeting of shareholders, shareholders of record of the Alger 25 Fund approved the Amendment. Therefore, effective November 1, 2020, the advisory fee for the Alger 25 Fund will be 0.45% of average daily net assets of the Fund.

On December 18, 2020, at a special meeting of shareholders, shareholders of Alger 35 Fund approved a proposal to amend the investment advisory agreement to remove the fulcrum fee structure and implement an advisory fee of 0.45% of average daily net assets of the Fund. The advisory fee for the fiscal year ending October 31, 2021, will be the lesser of (i) 0.45% of average daily net assets of Alger 35 Fund; and (ii) the fulcrum fee of a minimum of 0.30% if performance matches or falls below the return of the S&P 500 Index, and a maximum of 0.80% if performance exceeds the S&P 500 Index. The advisory fee of 0.45% will become effective on November 1, 2021.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

On September 29, 2020 the Board approved a change in the advisory fee rate for Alger Mid Cap Focus Fund. Effective November 1, 2020, the advisory fee rate, based on a percentage of average daily net assets, for Alger Mid Cap Focus Fund is 0.70% for assets up to $250 million and 0.50% for assets in excess of $250 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Funds comprised of Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund, and Alger Health Sciences Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund, and Alger Health Sciences Fund, the related changes in net assets, and the financial highlights for the periods indicated in the table below for Alger 25 Fund, Alger 35 Fund, and Alger Mid Cap Focus Fund, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting The Alger Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund comprising	Statements of
The Alger Funds	Changes in Net Assets	Financial Highlights
Alger 25 Fund	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, and the period from December 28, 2017 (commencement of operations) through October 31, 2018

Alger 35 Fund	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, and the period from March 29, 2018 (commencement of operations) through October 31, 2018

Alger Mid Cap Focus Fund	For the year ended October 31, 2020, and the period from June 14, 2019 (commencement of operations) through October 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2020 and ending October 31, 2020 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2020	October 31, 2020	2020(a)	2020(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,166.60	$6.37	1.17%
	Hypothetical(c)	1,000.00	1,019.25	5.94	1.17
Class C	Actual	1,000.00	1,216.60	10.64	1.91
	Hypothetical(c)	1,000.00	1,015.53	9.68	1.91
Class Z	Actual	1,000.00	1,233.30	4.72	0.84
	Hypothetical(c)	1,000.00	1,020.91	4.27	0.84

Alger 25 Fund
Class P	Actual	$1,000.00	$1,259.00	$5.11	0.90%
	Hypothetical(c)	1,000.00	1,020.61	4.57	0.90
Class P-2	Actual	1,000.00	1,257.30	5.56	0.98
	Hypothetical(c)	1,000.00	1,020.21	4.98	0.98

Alger 35 Fund
Class P	Actual	$1,000.00	$1,319.90	$5.25	0.90%
	Hypothetical(c)	1,000.00	1,020.61	4.57	0.90
Class P-2	Actual	1,000.00	1,318.50	6.18	1.06
	Hypothetical(c)	1,000.00	1,019.81	5.38	1.06

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,050.50	$5.46	1.06%
	Hypothetical(c)	1,000.00	1,019.81	5.38	1.06
Class C	Actual	1,000.00	1,094.90	9.53	1.81
	Hypothetical(c)	1,000.00	1,016.04	9.17	1.81
Class Z	Actual	1,000.00	1,111.20	3.66	0.69
	Hypothetical(c)	1,000.00	1,021.67	3.51	0.69

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,298.80	$7.51	1.30%
	Hypothetical(c)	1,000.00	1,018.60	6.60	1.30
Class B	Actual	1,000.00	1,321.30	7.06	1.21
	Hypothetical(c)	1,000.00	1,019.05	6.14	1.21
Class C	Actual	1,000.00	1,355.60	12.43	2.10
	Hypothetical(c)	1,000.00	1,014.58	10.63	2.10
Class Z	Actual	1,000.00	1,372.50	5.90	0.99
	Hypothetical(c)	1,000.00	1,020.16	5.03	0.99

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2020	October 31, 2020	2020(a)	2020(b)
Alger Mid Cap Focus Fund
Class I	Actual	$1,000.00	$1,359.10	$6.58	1.11%
	Hypothetical(c)	1,000.00	1,019.56	5.63	1.11
Class Z	Actual	1,000.00	1,361.20	5.10	0.86
	Hypothetical(c)	1,000.00	1,020.81	4.37	0.86

Alger Weatherbie Specialized Growth Fund
Class A	Actual	$1,000.00	$1,210.80	$7.06	1.27%
	Hypothetical(c)	1,000.00	1,018.75	6.44	1.27
Class C	Actual	1,000.00	1,264.30	11.55	2.03
	Hypothetical(c)	1,000.00	1,014.93	10.28	2.03
Class I	Actual	1,000.00	1,278.70	7.10	1.24
	Hypothetical(c)	1,000.00	1,018.90	6.29	1.24
Class Y	Actual	1,000.00	1,280.50	4.99	0.87
	Hypothetical(c)	1,000.00	1,020.76	4.42	0.87
Class Z	Actual	1,000.00	1,280.30	5.39	0.94
	Hypothetical(c)	1,000.00	1,020.41	4.77	0.94

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,222.10	$7.43	1.33%
	Hypothetical(c)	1,000.00	1,018.45	6.75	1.33
Class B	Actual	1,000.00	1,238.80	7.54	1.34
	Hypothetical(c)	1,000.00	1,018.40	6.80	1.34
Class C	Actual	1,000.00	1,274.60	11.95	2.09
	Hypothetical(c)	1,000.00	1,014.63	10.58	2.09
Class Z	Actual	1,000.00	1,291.60	5.59	0.97
	Hypothetical(c)	1,000.00	1,020.26	4.93	0.97

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$1,179.50	$6.68	1.22%
	Hypothetical(c)	1,000.00	1,019.00	6.19	1.22
Class C	Actual	1,000.00	1,230.70	10.88	1.94
	Hypothetical(c)	1,000.00	1,015.38	9.83	1.94
Class I	Actual	1,000.00	1,245.00	6.49	1.15
	Hypothetical(c)	1,000.00	1,019.36	5.84	1.15
Class Y	Actual	1,000.00	1,247.00	4.74	0.84
	Hypothetical(c)	1,000.00	1,020.91	4.27	0.84
Class Z	Actual	1,000.00	1,247.00	4.80	0.85
	Hypothetical(c)	1,000.00	1,020.86	4.32	0.85

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2020	October 31, 2020	2020(a)	2020(b)
Alger International Focus Fund
Class A	Actual	$1,000.00	$1,240.50	$7.55	1.34%
	Hypothetical(c)	1,000.00	1,018.40	6.80	1.34
Class B	Actual	1,000.00	1,260.90	6.65	1.17
	Hypothetical(c)	1,000.00	1,019.25	5.94	1.17
Class C	Actual	1,000.00	1,294.50	12.28	2.13
	Hypothetical(c)	1,000.00	1,014.43	10.79	2.13
Class I	Actual	1,000.00	1,310.00	6.21	1.07
	Hypothetical(c)	1,000.00	1,019.76	5.43	1.07
Class Z	Actual	1,000.00	1,311.60	5.17	0.89
	Hypothetical(c)	1,000.00	1,020.66	4.52	0.89

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,102.70	$5.50	1.04%
	Hypothetical(c)	1,000.00	1,019.91	5.28	1.04
Class C	Actual	1,000.00	1,149.00	9.78	1.81
	Hypothetical(c)	1,000.00	1,016.04	9.17	1.81
Class Z	Actual	1,000.00	1,165.30	3.86	0.71
	Hypothetical(c)	1,000.00	1,021.57	3.61	0.71

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(b) Annualized.

(c) 5% annual return before expenses.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information

Alger Capital Appreciation Fund, Alger 25 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund and Alger Health Sciences Fund designate $226,260,940, $148,879, $4,157,258, $14,472,041, $22,961,850, $9,157,081, $55,990,468 and $14,145,044, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2020, 100.00%, 100.00%, 100.00%, 100.00%, 11.27%, 0.00% of the Alger 25 Fund’s, Alger 35 Fund’s, Alger Growth & Income Fund’s, Alger Health Sciences Fund’s, Alger Small Cap Focus Fund’s and Alger International Focus Fund’s dividends qualified for the dividends deduction for corporations, respectively. For the year ended October 31, 2020, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100.00% of the Alger 25 Fund’s, Alger 35 Fund’s, Alger Growth & Income Fund’s and Alger Health Sciences Fund’s, 24.56% of Alger International Focus Fund’s and 7.63% of Alger Small Cap Focus Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2021. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds II, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Trusts	Other
			in the	Directorships
	Position(s)		Alger Fund	Held by
	Held with		Complex(3)	Trustee
	the Trust and		which are	During
Name (Year of Birth)	Length of	Principal Occupation(s)	Overseen	Past Five
and Address(1)	Time Served	During Past Five Years	by Trustee	Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Fundraising Consultant since 2015, Schultz & Williams; Trustee since 2013, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	27	Board of Directors, Alger Associates, Inc.; Trustee of Target Margin Theater

Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Director since 1997, North Castle Partners (private equity securities group).	27	None

Roger P. Cheever (1945)	Trustee since 2000	Associate Vice President for Principal Gifts since 2008, Harvard University.	27	Board of Directors, Alger SICAV Fund

Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	27	None

David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	27	None

Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	27	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Fund and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position		Officer
with Trust and Address(1)	Principal Occupations	Since
Officers(2):

Hal Liebes (1964) President

Executive Vice President, Chief Operating Officer (“COO”) and Secretary of Alger Management; COO and Secretary of Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director of Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary of Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and Secretary, The Foundation for Alger Families.

		2005

Tina Payne (1974) Secretary, Chief Compliance Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017

Michael D. Martins (1965) Treasurer, AML Compliance Officer	Senior Vice President of Alger Management.	2005

Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007

Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007

Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management.	2020

Rachel I. Winters (1987) Assistant Secretary	Paralegal and Compliance Officer of Alger Management.	2020

(1) The address of each officer is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.

(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

At a meeting held on September 29, 2020 (Meeting), the Board of Trustees (Board) of The Alger Funds (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (Sub-Adviser), an affiliate of Fred Alger Management, on behalf of Alger Weatherbie Specialized Growth Fund (each, a Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list. The materials for the Meeting included a presentation and analysis of the Funds and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm. In addition, prior to the Meeting, the chair of the Board conferred with Independent Trustee counsel about the contract renewal process. The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. As part of the Board’s review, the Board received and considered information on the impact of the COVID-19 pandemic on the Funds and the Funds’ performance and operations.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for a Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to address the changing investment landscape. The Board also noted Fred Alger Management’s continuing efforts in connection with business continuity plans, including the effectiveness of those plans during the pandemic. The Board further noted Fred Alger Management’s engagement with key service providers regarding the COVID-19 pandemic. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain of the Manager’s offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the strong financial position of the Manager and its commitment to the mutual fund business as evidenced, in part, by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class A shares (each Fund’s oldest share class) were used as the representative share class for each Fund’s performance results (except for the Alger 25 Fund and Alger 35 Fund, for which Class P shares were used, and Alger Mid Cap Focus Fund, for which Class I shares were used (such Funds’ oldest share class)). It was noted that each class of a Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Universe and Peer Group. The Board noted that long-term performance could be impacted by even one period of significant outperformance or underperformance.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent and longer term performance of each Fund and the measures that the Manager was in the process of instituting, or had instituted, to seek to improve the performance of those Funds, if necessary. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the Funds and discussed the enhancements FUSE has made to its reports.

A summary of each Fund’s performance results is below.

Alger Capital Appreciation Fund – The Peer Group for this Fund consisted of the Fund and 14 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed or was equal to the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and 10-year periods was in the first quartile of its Peer Universe, and for the five-year period was in the second quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Alger 25 Fund and Alger 35 Fund – The Peer Group for each Fund consisted of the Fund and 13 other large cap growth funds. The Peer Universe for each Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that each Fund’s annualized total return since the respective Fund’s inception and one-year period outperformed the median of its Peer Group. The Board also noted that each Fund’s annualized total return since the respective Fund’s inception and one-year period was in the first quartile of its Peer Universe. The Board further noted that each Fund had outperformed the Fund’s respective benchmark index for the one-year and since inception periods. The Board noted that each Fund had less than three years of performance as of June 30, 2020. The Board concluded that each Fund’s performance was acceptable, noting the short period of the Funds’ operations.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Growth & Income Fund – The Peer Group for this Fund consisted of the Fund and 14 other large blend funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large blend funds. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods outperformed the median of its Peer Group, and for the 10-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the first quartile of its Peer Universe, for the three- and five-year periods was in the second quartile of its Peer Universe, and for the 10-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-and 10-year periods. The Board concluded that the Fund’s performance was acceptable, noting the Fund’s outstanding near-term performance.

Alger Mid Cap Growth Fund – The Peer Group for this Fund consisted of the Fund and 12 other mid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three and five-year periods outperformed or was equal to the median of its Peer Group, and for the 10-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was in the second quartile of its Peer Universe, and for the five and 10-year periods was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Alger Mid Cap Focus Fund – The Peer Group for this Fund consisted of the Fund and 14 other mid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the one-year and since inception periods outperformed the median of its Peer Group. The Board also noted that Fund’s annualized total return for the one-year and since inception periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-year and since inception periods. The Board concluded that the Fund’s performance was acceptable, noting the short period of the Fund’s operations.

Alger Weatherbie Specialized Growth Fund – The Peer Group for this Fund consisted of the Fund and 14 other smid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was in the first quartile of its Peer Universe, and for the 10-year periods was in the second quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three-, five- and 10-year periods. It was noted that the Sub-Adviser began sub-advising the Fund in March 2017. The Board concluded that the Fund’s performance was acceptable.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Small Cap Growth Fund – The Peer Group for this Fund consisted of the Fund and 14 other small cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other small cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was in the first quartile of its Peer Universe, and for the 10-year period was in the second quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three-, five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Alger Small Cap Focus Fund – The Peer Group for this Fund consisted of the Fund and 14 other small cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other small cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three-, five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Alger International Focus Fund – The Peer Group for this Fund consisted of the Fund and 14 other foreign large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other foreign large cap growth funds. The Board noted that the Fund’s annualized total return for the one- and 10-year periods outperformed or was equal to the median of its Peer Group, and for the three- and five-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the first quartile of its Peer Universe, for the three-year period was in the second quartile of its Peer Universe, for the five-year period was in the fourth quartile of its Peer Universe, and for the 10-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three-, five- and 10-year periods. The Board noted the Fund’s improved short-term performance since both the Fund’s current portfolio managers began managing the Fund in March 2018 and the Fund changed its name and investment strategy from “Alger International Growth Fund” to “Alger International Focus Fund” in August 2018. The Board concluded that the Fund’s performance was acceptable, noting the Fund’s improved one-year performance under the Fund’s new portfolio managers and strategy, and that the Fund had outperformed its benchmark for the one-, three-, five-, and 10-year periods.

Alger Health Sciences Fund – The Peer Group for this Fund consisted of the Fund and 10 other health funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other health funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the three- and five-year periods was in the first quartile of its Peer Universe, and for the one- and 10-year periods was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three- and five-year periods and underperformed for the 10-year period. The Board concluded that the Fund’s performance was acceptable.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Comparative Fees and Expenses

The Board considered the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of each Fund in comparison to the median Management Rate of the Fund’s respective Peer Group. FUSE fee data was based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board noted that the independent analysis conducted by FUSE was an appropriate measure of comparative fees and expenses. The FUSE Management Rate included administrative charges. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Group. The Board discussed those factors that could contribute to each Fund’s total expense ratio or management fee being above the median of the Fund’s Peer Group, including, for example, considerations related to unique or specialty strategies and related costs to implement such strategies, the nature and quality of services provided by the Manager, and strategy capacity considerations.

Alger Capital Appreciation Fund. The Board noted that the Management Rate for the Alger Capital Appreciation Fund was above the median and in the third quartile of its Peer Group.

Alger 25 Fund and Alger 35 Fund. The Board noted that the Management Rates for the Alger 25 Fund and Alger 35 Fund were better than the medians and in the first (least expensive) quartiles of their respective Peer Group. The Board also noted the fulcrum fee structure of the investment management fee for the Alger 25 Fund and Alger 35 Fund. Furthermore, the Board noted Fred Alger Management’s proposal to remove the Alger 25 Fund’s and Alger 35 Fund’s fulcrum fee structure and implement an advisory fee of 0.45% of average daily net assets for each Fund, subject to approval by each Fund’s shareholders, respectively.

Alger Growth & Income Fund. The Board noted that the Management Rate for the Alger Growth & Income Fund was better than the median and in the first (least expensive) quartile of its Peer Group.

Alger Mid Cap Growth Fund. The Board noted that the Management Rate for the Alger Mid Cap Growth Fund was better than the median and in the second quartile of its Peer Group.

Alger Mid Cap Focus Fund. The Board noted that the Management Rate for the Alger Mid Cap Focus Fund was better than the median and in the first (least expensive) quartile of its Peer Group. The Board also considered, and subsequently approved, Fred Alger Management’s proposal to amend the Management Agreement with Alger Mid Cap Focus Fund to implement a management fee breakpoint schedule.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Weatherbie Specialized Growth Fund. The Board noted that the total net expense ratio for the Alger Weatherbie Specialized Growth Fund was above the median and in the fourth (most expensive) quartile of its Peer Group.

Alger Small Cap Growth Fund. The Board noted that the Management Rate for the Alger Small Cap Growth Fund was better than the median and in the second quartile of its Peer Group.

Alger Small Cap Focus Fund. The Board noted that the Management Rate for the Alger Small Cap Focus Fund was above the median and in the third quartile of its Peer Group.

Alger International Focus Fund. The Board noted that the Management Rate for the Alger International Focus Fund was better than the median and in the first (least expensive) quartile of its Peer Group.

Alger Health Sciences Fund. The Board noted that the Management Rate for the Alger Health Sciences Fund was better than the median and in the first (least expensive) quartile of its Peer Group.

The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio of each Fund in comparison to the median expense ratio of the Fund’s respective Peer Group. The total net expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares (except for (i) the Alger 25 Fund and Alger 35 Fund, for which Class P shares of each Fund and similarly structured share classes of funds in the Peer Group with multiple classes of shares were shown, and (ii) the Alger Mid Cap Focus Fund, for which Class I shares of the Fund and similarly structured share classes of funds in the Peer Group with multiple classes of shares were shown).

Alger Capital Appreciation Fund. The Board noted that the total net expense ratio for the Alger Capital Appreciation Fund was above the median and in the fourth (most expensive) quartile of its Peer Group. It was noted that Fred Alger Management considered the total net expense ratio of the Fund and concluded the fee arrangements for all share classes were appropriate, with the exception of Class Z shares. The Board noted that Fred Alger Management had agreed to enter into an agreement to cap expenses for Class Z shares of the Fund at 0.85% effective February 28, 2021.

Alger 25 Fund and Alger 35 Fund. The Board noted that the total net expense ratio for the Alger 25 Fund and Alger 35 Fund were better than the medians and in the first (least expensive) quartiles of their respective.

Alger Growth & Income Fund. The Board noted that the total net expense ratios for the Alger Growth & Income Fund was better than the median and in the first (least expensive) quartile of its Peer Group. It was noted that Fred Alger Management considered the total net expense ratio of the Fund and concluded the fee arrangements for all share classes were appropriate, with the exception of Class Z shares. The Board considered Fred Alger Management’s proposal to remove the expense cap for Class Z shares for the Fund at the end of its current term, noting the rationale for such change, and the impact to the Fund.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Mid Cap Growth Fund. The Board noted that the total net expense ratio for the Alger Mid Cap Growth Fund was above the median and in the third quartile of its Peer Group. It was noted that Fred Alger Management considered the total net expense ratio of the Fund and concluded the fee arrangements for all share classes were appropriate, with the exception of Class Z shares. The Board considered that Fred Alger Management had agreed to lower the expense cap for Class Z shares of the Fund to 0.99% effective February 28, 2021.

Alger Mid Cap Focus Fund. The Board noted that the total net expense ratio for the Alger Mid Cap Focus Fund was better than the median and in the first (least expensive) quartile of its Peer Group.

Alger Weatherbie Specialized Growth Fund. The Board noted that the total net expense ratio for the Alger Weatherbie Specialized Growth Fund was above the median and in the fourth (most expensive) quartile of its Peer Group. It was noted that Fred Alger Management considered the total net expense ratio of the Fund and concluded the fee arrangements for all share classes were appropriate, with the exception of Class Z shares. The Board also considered Fred Alger Management’s proposal to remove the expense cap for Class Z shares for the Fund at the end of its current term, noting the rationale for such change, and the impact to the Fund.

Alger Small Cap Growth Fund. The Board noted that the total net expense ratio for the Alger Small Cap Growth Fund was above the median and in the fourth (most expensive) quartile of its Peer Group.

Alger Small Cap Focus Fund. The Board noted that the total net expense ratio for the Alger Small Cap Focus Fund was equal to the median and in the second quartile of its Peer Group.

Alger International Focus Fund. The Board noted that the total net expense ratio for the Alger International Focus Fund was above the median and in the third quartile of its Peer Group. The Board noted that the Fund’s total net expense ratio for Class I and Class Z shares reflected a fee waiver from management. It was noted that Fred Alger Management considered the total net expense ratio of the Fund and concluded the fee arrangements for all share classes were appropriate, with the exception of Class I shares. The Board considered, and subsequently approved, Fred Alger Management’s proposal to change the expense cap for Class I shares of the Fund to 1.25% effective February 28, 2021, noting the rationale for such change, and the impact to the Fund.

Alger Health Sciences Fund. The Board noted that the total net expense ratio for the Alger Health Sciences Fund was better than the median and in the first (least expensive) quartile of its Peer Group.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board concluded that the Management Rate charged to each Fund is reasonable. In doing so, the Board noted that, with respect to the Alger Weatherbie Specialized Growth Fund, the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of each Fund. In this respect, the Board considered overall profitability, as well as the profits, of Fred Alger Management and its affiliates, in providing investment management and other services to each Fund during the year ended June 30, 2020. The Board also reviewed the profitability methodology and the changes thereto, noting that management applies its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining the Manager’s profitability. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Fund, Alger International Focus Fund, Alger Mid Cap Growth Fund, Alger Weatherbie Specialized Growth Fund, and Alger Small Cap Growth Fund, as well as Fred Alger Management’s proposal to amend the Management Agreement with Alger Mid Cap Focus Fund to implement a management fee breakpoint schedule, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for applicable Funds.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?	We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes - information about your credit worthiness

• affiliates from using your information to market to you

• sharing for non affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC ., Weatherbie Capital, LLC and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFAR

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2020	$369,800
October 31, 2019	$369,800

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2020	$71,350
October 31, 2019	$66,781

d) All Other Fees:

October 31, 2020	$15,776
October 31, 2019	$15,776

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2020	$232,670	€72,885
October 31, 2019	$230,152	€75,612

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Hal Liebes

Hal Liebes

President

Date: December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: December 21, 2020

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 21, 2020